UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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NORTHSTAR REALTY FINANCE CORP.
(Name of Registrant as Specified In Its Charter)
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To the Stockholders of NorthStar Realty Finance Corp.:
It is our pleasure to invite you to the 2016 annual meeting of stockholders of NorthStar Realty Finance Corp., a Maryland corporation. The annual meeting will be held at the Lotte New York Palace Hotel, The Louis Salon, 455 Madison Avenue, New York, New York 10022, on June 20, 2016, beginning at 11:00 a.m., Eastern Time.
The enclosed materials include a notice of meeting, proxy statement, proxy card, self-addressed pre-paid envelope and Annual Report to Stockholders for the fiscal year ended December 31, 2015.
It is important that your shares be represented at the annual meeting regardless of the size of your securities holdings. Whether or not you plan to attend the annual meeting in person, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares by mail, telephone or Internet. The proxy card materials provide you with details on how to authorize a proxy to vote by these three methods. If you determine to mail us your proxy, please complete, date and sign the proxy card and return it promptly in the envelope provided, which requires no postage if mailed in the United States. If you are the record holder of your shares and you attend the annual meeting, you may withdraw your proxy and vote in person, if you so choose.
We look forward to receiving your proxy and seeing you at the meeting.
Sincerely,

DAVID T. HAMAMOTO Chairman	JONATHAN A. LANGER Chief Executive Officer and President

May 13, 2016 New York, New York

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
June 20, 2016
11:00 a.m., Eastern Time
Lotte New York Palace Hotel, The Louis Salon,
455 Madison Avenue, New York, New York 10022
ITEMS OF BUSINESS

1.
Election of Directors: Elect six directors nominated by our Board of Directors, each to serve until the 2017 annual meeting of stockholders and until his or her successor is duly elected and qualified;

2.	Advisory Vote on Executive Compensation: Approve, on a non-binding, advisory basis, named executive officer compensation as disclosed in the accompanying proxy statement;

3.
Ratification of Independent Registered Public Accounting Firm: Ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016;

4.	Amended and Restated 2004 Stock Incentive Plan: Approve an amendment and restatement of our 2004 Stock Incentive Plan to increase the number of shares available under the plan; and

5.	Other Business: Transact any other business that may properly come before the annual meeting or any postponement or adjournment of the annual meeting.
RECORD DATE
You can vote if you are a stockholder of record on May 9, 2016.
ANNUAL REPORT
Our 2015 Annual Report to Stockholders accompanies, but is not part of these proxy materials.
PROXY VOTING
Stockholders as of the Record Date are invited to attend the annual meeting. Whether or not you plan to attend the annual meeting in person, please authorize a proxy to vote your shares as soon as possible. If you are the record holder of your shares and you attend the annual meeting, you may withdraw your proxy and vote in person, if you so choose.
By Order of the Board of Directors,
RONALD J. LIEBERMAN
Executive Vice President,
General Counsel and Secretary
May 13, 2016
New York, New York

PROXY SUMMARY

PROXY SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders of NorthStar Realty Finance Corp., a Maryland corporation (the “Company,” “we,” “our” or “us”), on or about May 13, 2016.
2016 ANNUAL MEETING

•	Date and Time: Monday, June 20, 2016, at 11:00 a.m., Eastern Time

•	Place: Lotte New York Palace Hotel, The Louis Salon, 455 Madison Avenue, New York, New York 10022

•
Voting: Only holders of record of the Company’s common stock, $0.01 par value per share (the “common stock”), as of the close of business on May 9, 2016, the record date, will be entitled to notice of the annual meeting and entitled to vote at the 2016 Annual Meeting. Each share of Common Stock entitles its holder to one vote.

PROPOSALS AND BOARD RECOMMENDATIONS

PROPOSAL		BOARD RECOMMENDATION	FOR MORE INFORMATION
1	Election of Directors	FOR all nominees	Page 5
2	To adopt a resolution approving, on a non-binding, advisory basis, named executive officer compensation	FOR	Page 18
3	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016	FOR	Page 34
4	To approve the Third Amended and Restated 2004 Stock Incentive Plan	FOR	Page 37
HOW TO CAST YOUR VOTE
We have provided you with three different methods for you to vote your proxy. Please see the enclosed proxy card or voting instruction form for additional details regarding each voting method.

BY INTERNET USING A COMPUTER	BY TELEPHONE	BY MAIL

Vote 24/7	Dial toll-free 24/7	Cast your ballot, sign your proxy card and send by pre-paid mail
OVERVIEW
We are a diversified commercial real estate company with 87% of our total assets invested directly or indirectly in real estate, of which 80% is invested in direct real estate as of March 31, 2016. We generated 92% of our revenue from our real estate portfolio for the three months ended March 31, 2016. We invest in multiple asset classes across commercial real estate (“CRE”) that we expect will generate attractive risk-adjusted returns and may take the form of acquiring real estate, originating or acquiring senior or subordinate loans, as well as pursuing opportunistic CRE investments. We seek to generate stable cash flow for distribution to our stockholders through our diversified portfolio of commercial real estate assets and in turn build long-term franchise value. Given recent market conditions, we are currently exploring sales of various assets to maximize long-term shareholder value.
We are externally managed and advised by an affiliate of NorthStar Asset Management Group Inc. (NYSE: NSAM), which together with its affiliates is referred to as NSAM. On January 11, 2016, NSAM announced it hired Goldman Sachs to explore strategic alternatives and on March 21, 2016, announced it had formed a special committee in connection with such process. On February 25, 2016, we announced the formation of a special committee to evaluate a potential recombination transaction with NSAM. In May 2016, we also announced that we entered into exclusive discussions with NSAM and Colony Capital, Inc.

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PROXY SUMMARY

(“Colony Capital”) regarding a tri-party business combination. There can be no assurance that the evaluation of a potential recombination transaction, including our discussions with NSAM and Colony Capital, will result in any definitive agreement or transaction being announced or consummated.
We are a Maryland corporation and completed our initial public offering in October 2004. We conduct our operations so as to continue to qualify as a real estate investment trust (“REIT”) for U.S. federal income tax purposes.

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PROXY SUMMARY

BOARD NOMINEES (page 5)
The following table provides information about the six candidates who have been nominated by our Board of Directors for election to our Board of Directors.

		DIRECTOR	INDEPENDENCE		COMMITTEE MEMBERSHIPS
NAME	AGE	SINCE	STATUS(1)	OCCUPATION	AC	CC	NG	SC
David T. Hamamoto	56	2003	No (Employed by the Company)	Chairman of the Board and Executive Chairman of NSAM	—	—	—	—
Judith A. Hannaway	64	2004	Yes	Former Managing Director of Scudder Investments	—	M	M	—
Wesley D. Minami(2)	59	2004	Yes	Principal of Billy Casper Golf LLC	M,E	—	C	—
Louis J. Paglia	58	2006	Yes	Founding Member of Oakstone Capital LLC	C,E	M	—	—
Gregory Z. Rush	45	2016	Yes	Managing Member of Rush Capital Partners LLC	—	—	—	M
Charles W. Schoenherr	56	2014	Yes	Managing Director of Waypoint Residential	M,E	C	M	M

(1)	Independence is determined by the Board of Directors in accordance with the applicable New York Stock Exchange listing standards.

(2)	Lead Non-Management Director of the Company.
AC Audit Committee CC Compensation Committee NG Nominating & Governance Committee SC Special Committee
C Committee Chair M Committee Member E Audit Committee Financial Expert
Each of our directors attended at least 75% of the aggregate number of meetings held by: (i) the Board of Directors during such director’s respective term of service in 2015; and (ii) each committee during the period in 2015 for which such director served as a member.
CORPORATE GOVERNANCE HIGHLIGHTS (page 11)

• Annual election of all directors
• Established special committee of directors to evaluate a recombination transaction with NSAM
• No stockholder rights plan
• Majority voting policy applied in connection with uncontested elections of directors by plurality vote
• Equity ownership policies
• Independent directors conduct annual review of CEO and Company performance • Independent directors meet regularly in executive session
COMPENSATION DISCUSSION AND ANALYSIS (page 19)
On June 30, 2014, we completed the spin-off of our asset management business into a separate publicly traded company, NSAM, in the form of a tax-free distribution, which we refer to as the NSAM Spin-off. Upon completion of the NSAM Spin-off, our former asset management business became owned and operated by NSAM and we became externally managed by an affiliate of NSAM, which we refer to as our manager, through a management contract with an initial term of 20 years. Notwithstanding the NSAM Spin-off, we retained and we continue to operate our commercial real estate debt origination business. Our employees at the time of the spin-off became employees of NSAM or one of its subsidiaries except for our executive officers, the employees engaged in our existing commercial real estate debt origination business and certain other employees that became co-employees of us and NSAM or one of its subsidiaries.
As a result, following the NSAM Spin-off, the components of compensation to our named executive officers for 2015 consist of the following:

•
Compensation paid pursuant to management agreement. Substantially all of the compensation that our named executive officers receive for providing services to us is determined by NSAM or its subsidiaries and we are obligated to pay or reimburse our manager certain amounts related to the compensation or severance that NSAM or its subsidiaries determines to pay our named executive officers. For a discussion of the compensation that NSAM pays its named executive officers, see NSAM’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended, filed with the Securities and Exchange Commission (“SEC”). In addition, see “Certain Relationships and Related Transactions” for a discussion of fees paid to NSAM and its subsidiaries.

•
Base salary and bonus. We continue to pay some annual base salary and bonus amounts directly to our named executive officers in exchange for the services that they provide to us in their capacities as direct employees, which primarily relates to the management of our commercial real estate debt origination business. These amounts

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PROXY SUMMARY

constitute a small portion of the aggregate overall compensation that our named executive officers receive for providing services to us.

•
Historical performance-based equity awards. These awards vest based on total stockholder return (“TSR”) performance over a multi-year period and we believe they continue to provide a strong incentive for our named executive officers to maximize stockholder returns for years subsequent to those for which the long-term bonus was originally earned.

RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (page 34)
AMENDMENT AND RESTATEMENT OF OUR 2004 STOCK INCENTIVE PLAN (page 37)
We are asking our stockholders to approve the Third Amended and Restated 2004 Stock Incentive Plan, which increases the reserved shares under the plan by 3,000,000. Adding shares to the Second Amended and Restated 2004 Stock Incentive Plan will enable us to settle our outstanding RSUs and future equity awards that we may be obligated to issue pursuant to our management agreement with NSAM in shares of our common stock instead of cash if and when they vest.

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PROPOSAL NO. 1: Election of Directors

PROPOSAL NO. 1:     Election of Directors

Our Board currently consists of seven members. As previously disclosed, upon the election of Gregory Z. Rush as an independent director to our Board in March 2016, our Board determined to reduce the size of our Board to six at the annual meeting. Based on the recommendation of the Nominating and Corporate Governance Committee, the Board has unanimously recommended that the following six persons to be elected to serve on our Board, each until the 2017 annual meeting of stockholders and until his or her successor is duly elected and qualified: David T. Hamamoto, Judith A. Hannaway, Wesley D. Minami, Louis J. Paglia, Gregory Z. Rush and Charles W. Schoenherr.
All of the nominees are current directors and, except for Mr. Rush, were elected by the stockholders at the 2015 annual meeting of stockholders.
Each nominee has consented to being named in this Proxy Statement and to serve if elected. If, prior to the 2016 Annual Meeting, a nominee is not able to serve, proxies will be voted for an additional person designated by our Board, unless our Board determines to reduce the number of directors or to leave a vacant seat on our Board in accordance with the Company’s charter and bylaws.
Our Board of Directors Unanimously Recommends a Vote “FOR” the Election of Each of the Nominees Identified Above.

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PROPOSAL NO. 1: Election of Directors

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS
The following sets forth certain information concerning our Board of Directors and executive officers. The director nominees and executives listed below are leaders in business as well as in the real estate and financial communities because of their intellectual acumen and analytic skills, strategic vision and their records of outstanding accomplishments over several decades. Each director nominee has been chosen to stand for re-election in part because of his or her ability and willingness to understand our unique position and evaluate and implement our strategies.
The information below includes each director nominee’s and executive officer’s name, principal occupation, business history and certain other information, including, for director nominees, the specific experience, qualifications, attributes and skills that led our Board to conclude that each such person should serve as a director of our company.

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PROPOSAL NO. 1: Election of Directors

BOARD OF DIRECTORS

NAME	AGE
David T. Hamamoto	56
Judith A. Hannaway	64
Wesley D. Minami	59
Louis J. Paglia	58
Gregory Z. Rush	45
Charles W. Schoenherr	56
David T. Hamamoto. Mr. Hamamoto is our Chairman, a position he has held since October 2007 (having previously served as a director since October 2003). Mr. Hamamoto previously served as our Chief Executive Officer from October 2004 until August 2015 and as President from October 2004 until April 2011. Mr. Hamamoto also serves as Executive Chairman of NSAM, a position he has held since August 2015 and maintains as co-employee, having previously served as its Chairman and Chief Executive Officer from January 2014 until August 2015. Mr. Hamamoto has been Chairman of the board of directors of NorthStar Realty Europe Corp. (“NorthStar Europe”) since October 2015 and has served as one of its directors since June 2015. Additionally, since December 2013, Mr. Hamamoto serves as a member of the advisory committee of RXR Realty LLC (“RXR Realty”), a leading real estate operating and investment management company focused on high-quality real estate investments in the New York Tri-State area and a co-sponsor of NorthStar/RXR New York Metro Real Estate, Inc. (“NorthStar/RXR”). Mr. Hamamoto also serves as a member of the executive committee of Island Hospitality Management Inc. since January 2015. Mr. Hamamoto previously served as Chairman of NorthStar Real Estate Income Trust, Inc. (“NS Income”) from February 2009 until August 2015 and served as its Chief Executive Officer from February 2009 until January 2013. In addition, Mr. Hamamoto served as Chairman of NorthStar Healthcare Income, Inc. (“NS Healthcare”) from January 2013 until January 2014, and of NorthStar Real Estate Income II, Inc. (“NS Income II”) from December 2012 until August 2015. Mr. Hamamoto also served as Co-Chairman of NorthStar/RXR from March 2014 until August 2015. Previously, Mr. Hamamoto served as Executive Chairman from March 2011 until November 2012, and as Chairman, from February 2006 until March 2011, of the board of directors of Morgans Hotel Group Co. In July 1997, Mr. Hamamoto co-founded NorthStar Capital Investment Corp., for which he served as Co-Chief Executive Officer until October 2004. From 1983 to 1997, Mr. Hamamoto worked for Goldman, Sachs & Co. where he was co-head of the Real Estate Principal Investment Area and general partner of the firm between 1994 and 1997. During Mr. Hamamoto’s tenure at Goldman, Sachs & Co., he initiated the firm’s effort to build a real estate principal investment business under the auspices of the Whitehall Funds. Mr. Hamamoto holds a Bachelor of Science from Stanford University in Palo Alto, California and a Master of Business Administration from the Wharton School of Business at the University of Pennsylvania in Philadelphia, Pennsylvania.
Consideration for Recommendation: As a founder of the Company, Mr. Hamamoto offers our Board an intuitive perspective of the business and operations of the Company as a whole. Mr. Hamamoto also has significant experience in all aspects of the commercial real estate markets, which he gained initially as co-head of the Real Estate Principal Investment Area at Goldman, Sachs & Co. Mr. Hamamoto is able to draw on his extensive knowledge to develop and articulate sustainable initiatives, operational risk management and strategic planning, which qualify him to serve as a director of the Company.
Judith A. Hannaway. Ms. Hannaway has been one of our independent directors since September 2004. Ms. Hannaway also serves as an independent director of NSAM and NorthStar Europe, positions she has held since June 2014 and October 2015, respectively. During the past five years, Ms. Hannaway has acted as a consultant to various financial institutions. Prior to acting as a consultant, Ms. Hannaway was previously employed by Scudder Investments, a wholly-owned subsidiary of Deutsche Bank Asset Management, as a Managing Director. Ms. Hannaway joined Scudder Investments in 1994 and was responsible for Special Product Development including closed-end funds, off shore funds and REIT funds. Prior to joining Scudder Investments, Ms. Hannaway was employed by Kidder Peabody & Co. Incorporated as a Senior Vice President in Alternative Investment Product Development. She joined Kidder Peabody & Co. Incorporated in 1980 as a Real-Estate Product Manager. Ms. Hannaway holds a Bachelor of Arts from Newton College of the Sacred Heart and a Master of Business Administration from Simmons College Graduate Program in Management.
Consideration for Recommendation: Ms. Hannaway has had significant experience at major financial institutions and has broad ranging financial services expertise and experience in the areas of financial reporting, risk management and alternative investment products. Ms. Hannaway’s financial related experience qualifies her to serve as a director of the Company.
Wesley D. Minami. Mr. Minami has been one of our independent directors since September 2004. Mr. Minami also serves as an independent director of NSAM and NorthStar Europe, positions he has held since June 2014 and October 2015, respectively. Mr. Minami served as President of Billy Casper Golf LLC from 2003 until March 2012, at which time he ceased acting as President and began serving as Principal. From 2001 to 2002, he served as President of Charles E. Smith Residential Realty, Inc., a REIT that was listed on the NYSE. In this capacity, Mr. Minami was responsible for the development, construction, acquisition and property management of over 22,000 high-rise apartments in five major U.S. markets. He resigned from this position after completing the transition and integration of Charles E. Smith Residential Realty, Inc. from an independent public company to a division of Archstone-Smith Trust, an apartment company that was listed on the NYSE. From

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1997 to 2001, Mr. Minami worked as Chief Financial Officer and then Chief Operating Officer of Charles E. Smith Residential Realty, Inc. Prior to 1997, Mr. Minami served in various financial service capacities for numerous entities, including Ascent Entertainment Group, Comsat Corporation, Oxford Realty Services Corporation and Satellite Business Systems. Mr. Minami holds a Bachelor of Arts in Economics, with honors, from Grinnell College and a Master of Business Administration in Finance from the University of Chicago.
Consideration for Recommendation: Mr. Minami, who has served as President of a publicly traded REIT, chief financial officer and chief operating officer of a real estate company and in various financial service capacities, brings corporate finance, operations, public company and executive leadership expertise to our Board. Mr. Minami’s diverse experience, real estate background and understanding of financial statements qualify him to serve as a director of the Company.
Louis J. Paglia. Mr. Paglia has been one of our independent directors since February 2006. Mr. Paglia also serves as an independent director of NSAM, a position he has held since June 2014. Mr. Paglia also serves as a director of Arch Capital Group Ltd. (NASDAQ: ACGL), a position he has held since July 2014. Mr. Paglia is the founding member of Oakstone Capital LLC, a private investment firm, since January 2016. He previously founded Customer Choice LLC in April 2010, a data analytics company serving the electric utility industry. From April 2002 to March 2006, Mr. Paglia was the Executive Vice President of UIL Holdings Corporation, an electric utility, contracting and energy infrastructure company. Mr. Paglia was also President of UIL Holdings’ investment subsidiaries. From July 2002 through April 2005, Mr. Paglia also served as UIL Holdings’ Chief Financial Officer. From 1999 to 2001, Mr. Paglia was Executive Vice President and Chief Financial Officer of eCredit.com, a credit evaluation software company. Prior to 1999, Mr. Paglia served as the Chief Financial Officer for TIG Holdings Inc. and Emisphere Technologies, Inc. Mr. Paglia holds a Bachelor of Science from Massachusetts Institute of Technology and a Master of Business Administration from the Wharton School of Business at the University of Pennsylvania.
Consideration for Recommendation: Mr. Paglia brings a career of broad ranging financial expertise, having held several chief financial officer positions, including at three public companies. Mr. Paglia’s extensive accounting, finance and risk management expertise qualify him to serve as a director of the Company.
Gregory Z. Rush. Mr. Rush has been one of our independent directors since March 2016. Mr. Rush currently serves as Managing Member of Rush Capital Partners LLC (“RCP”), an investment firm he founded in September 2015 that is focused on value-add and opportunistic real estate investments in the United States and Europe. Prior to founding RCP, Mr. Rush was a Partner, Managing Director and Member of the Investment Committee at Dune Real Estate Partners, LP (“Dune”), an investment firm focused on managing a series of real estate private equity funds. Prior to joining Dune in 2005, Mr. Rush was an Executive Director in Morgan Stanley's Real Estate Investment Banking Group, which he joined in 2000. Prior to Morgan Stanley, Mr. Rush spent three years in the Real Estate Investment Banking department of Merrill Lynch & Co. (“Merrill Lynch”). From 1993 to 1995, Mr. Rush was a financial analyst with Vornado Realty Trust, a publicly traded REIT. Mr. Rush is a Full Member of the Urban Land Institute and serves as a Vice Chair on Urban Development and Mixed Use Council (Green Flight). Mr. Rush holds a Bachelor of Arts from the University of Pennsylvania and a Master of Business Administration (with Distinction) from the Leonard N. Stern School of Business at New York University.
Consideration for Recommendation: Mr. Rush’s substantial real estate investment and asset management experience, along with his in-depth knowledge of finance, accounting and capital markets, qualify him to serve as a director of the Company.
Charles W. Schoenherr. Mr. Schoenherr has been one of our independent directors since June 2014. Mr. Schoenherr also serves as an independent director of NorthStar Europe, a position he has held since October 2015. Mr. Schoenherr serves as Managing Director of Waypoint Residential, LLC, which invests in multifamily properties in the Sunbelt. He has served in this capacity since January 2011 and is responsible for sourcing acquisition opportunities and raising capital. Mr. Schoenherr also serves as an independent director of NS Income II, a position he has held since December 2012. Mr. Schoenherr previously served as an independent director of NS Income from January 2010 to October 2015. From June 2009 until January 2011, Mr. Schoenherr served as President of Scout Real Estate Capital, LLC, a full service real estate firm that focuses on acquiring, developing and operating hospitality assets, where he was responsible for managing the company’s properties and originating new acquisition and asset management opportunities. Prior to joining Scout Real Estate Capital, LLC, Mr. Schoenherr was the managing partner of Elevation Capital, LLC, where he advised real estate clients on debt and equity restructuring and performed due diligence and valuation analysis on new acquisitions between November 2008 and June 2009. Between September 1997 and October 2008, Mr. Schoenherr served as Senior Vice President and Managing Director of Lehman Brothers’ Global Real Estate Group, where he was responsible for originating debt, mezzanine and equity transactions on all major property types throughout the United States. During his career he has also held senior management positions with GE Capital Corporation, GE Investments, Inc. and KPMG LLP, where he also practiced as a certified public accountant. Mr. Schoenherr currently serves on the Board of Trustees of Iona College and is on its Real Estate and Investment Committees. Mr. Schoenherr holds a Bachelor of Business Administration in Accounting from Iona College and a Master of Business Administration in Finance from the University of Connecticut.
Consideration for Recommendation: Mr. Schoenherr’s knowledge of the real estate investment and finance industries, including extensive experience originating debt, mezzanine and equity transactions, qualify him to serve as a director of the Company.

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PROPOSAL NO. 1: Election of Directors

EXECUTIVE OFFICERS

NAME	AGE	POSITION
David T. Hamamoto	56	Chairman; Executive Chairman, NSAM
Albert Tylis	42	Member of our Board; CEO and President, NSAM
Daniel R. Gilbert	46	Chief Investment and Operating Officer, NSAM Ltd
Jonathan A. Langer	46	Chief Executive Officer and President
Debra A. Hess	52	Chief Financial Officer
Ronald J. Lieberman	46	Executive Vice President, General Counsel and Secretary
See “Board of Directors” above for Mr. Hamamoto’s biographical information.
Albert Tylis. Mr. Tylis has served as Chief Executive Officer and President of NSAM since August 2015 and January 2014, respectively, positions he maintains as a co-employee. Mr. Tylis has been a member of our board of directors since August 2015, a position he will maintain through the annual meeting. Mr. Tylis has also served as a member of NSAM’s board of directors since August 2015. Mr. Tylis has served as a member of the board of directors of NorthStar Europe since October 2015. Prior to joining our board in August 2015, Mr. Tylis served as our President from January 2013 until August 2015, Co-President from April 2011 until January 2013, Chief Operating Officer from January 2010 until January 2013, Secretary from April 2006 until January 2013, and an Executive Vice President and General Counsel from April 2006 until April 2011. Mr. Tylis served as Chief Operating Officer of NS Income from October 2010 until January 2013. He has further served as Chairman of the board of directors of NS Healthcare from April 2011 until January 2013. Prior to joining our company, Mr. Tylis was the Director of Corporate Finance and General Counsel of ASA Institute and from September 1999 through February 2005, Mr. Tylis was a senior attorney at the law firm of Bryan Cave LLP, where he was a member of the Corporate Finance and Securities Group, the Transactions Group, the Banking, Business and Public Finance Group and supported the firm’s Real Estate Group. Additionally, Mr. Tylis has served as a member of the advisory committee of RXR Realty since December 2013. Mr. Tylis holds a Bachelor of Science from the University of Massachusetts at Amherst and a Juris Doctor from Suffolk University Law School.
Daniel R. Gilbert. Mr. Gilbert has served as our Chief Investment and Operating Officer since January 2013. Mr. Gilbert also serves as Chief Investment and Operating Officer of NorthStar Asset Management Group, Ltd, a subsidiary of NSAM, a position he has held since June 2014 and maintains as a co-employee. Mr. Gilbert serves as the Chairman, Chief Executive Officer and President of NS Income, positions he has held since August 2015, January 2013 and March 2011, respectively. Mr. Gilbert further serves as Chairman, Chief Executive Officer and President of NS Income II, positions he has held since December 2012 and, with respect to his role as Chairman, since August 2015. Mr. Gilbert has also served as the Executive Chairman of NS Healthcare since January 2014, having previously served as Chief Executive Officer from August 2012 to January 2014 and Chief Investment Officer from October 2010 to February 2012. Mr. Gilbert further serves as the Co-Chairman, Chief Executive Officer and President of NorthStar/RXR, positions he has held since March 2014 and, with respect to his role as Co-Chairman, since August 2015. Mr. Gilbert has also served as Chairman, Chief Executive Officer and President of NorthStar Corporate Income Master Fund and its two feeder funds (collectively, “NorthStar Corporate Income Fund”), positions he has held since July 2015 and, with respect to his role as Chairman, since January 2016 (having previously served as sole trustee since July 2015). Mr. Gilbert has also served as Chairman, Chief Executive Officer and President of NorthStar Real Estate Capital Income Master Fund and its two feeder funds (collectively, “NorthStar Real Estate Capital Fund”), positions he has held since October 2015 and, and as Chairman, since March 2016 (having previously served as sole trustee since October 2015). Prior to his current role at our company, Mr. Gilbert served as its Co-President from April 2011 until January 2013 and in various other senior management positions since our initial public offering in October 2004. Mr. Gilbert also served as an Executive Vice President and Managing Director of Mezzanine Lending of NorthStar Capital Investment Corp. Prior to that role, Mr. Gilbert was with Merrill Lynch in its Global Principal Investments and Commercial Real Estate Department and prior to joining Merrill Lynch, held accounting and legal-related positions at Prudential Securities Incorporated. Mr. Gilbert currently serves on the Board of Directors of the Investment Program Association. Mr. Gilbert holds a Bachelor of Arts degree from Union College in Schenectady, New York.
Jonathan A. Langer. Mr. Langer has served as our Chief Executive Officer and President since August 2015. Mr. Langer has also served as Executive Vice President of NSAM since August 2015, a position he maintains as a co-employee. Previously, Mr. Langer had been a Partner at Fireside Investments, a private investment firm, from 2012 to January 2015. Mr. Langer had also served as a consultant to Morgans Hotel Group Co. (NASDAQ: MHGC) and its special transaction committee from May 2015 to September 2015, having previously served as a member of MHGC’s board of directors from June 2013 to May 2015. From 1994 to 2009, Mr. Langer was employed at Goldman, Sachs & Co., where he primarily worked as a Partner in its Real Estate Principal Investment Area (REPIA), which, among other activities, oversaw the Whitehall Funds. Mr. Langer’s responsibilities at Goldman, Sachs & Co. included overseeing REPIA’s North American real estate and global lodging investment efforts. During his tenure at Goldman, Sachs & Co., Mr. Langer also served on the boards of various companies, such as Icon Parking and Westin Hotels and Resorts. Following Goldman, Sachs & Co, Mr. Langer joined Bain Capital, where

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PROPOSAL NO. 1: Election of Directors

he worked in private equity investing for its North American region during 2010 and 2011. Mr. Langer has previously served as a member of the board of directors of Kerzner International Resorts, Inc., Hilton Hotels & Resorts and Strategic Hotel Hotels & Resorts, Inc. Mr. Langer holds a Bachelor of Science in Economics from The Wharton School of the University of Pennsylvania.
Debra A. Hess. Ms. Hess has served as our Chief Financial Officer since July 2011. Ms. Hess also serves as Chief Financial Officer of NSAM, a position she has held since January 2014 and maintains as a co-employee. Until August 2015, Ms. Hess served as Chief Financial Officer and Treasurer of NS Income, NS Healthcare, NS Income II and NorthStar/RXR, positions she had held from October 2011, March 2012, December 2012 and March 2014, respectively. Ms. Hess also served as Interim Chief Financial Officer of NorthStar Europe from June 2015 to November 2015. Ms. Hess has significant financial, accounting and compliance experience at public companies. Ms. Hess previously served as Chief Financial Officer and Compliance Officer of H/2 Capital Partners, where she was employed from August 2008 to June 2011. From March 2003 to July 2008, Ms. Hess was a managing director at Fortress Investment Group, where she also served as Chief Financial Officer of Newcastle Investment Corp., a Fortress portfolio company and a NYSE-listed alternative investment manager. From 1993 to 2003, Ms. Hess served in various positions at Goldman, Sachs & Co., including as Vice President in Goldman, Sachs & Co.’s Principal Finance Group and as a Manager of Financial Reporting in Goldman, Sachs & Co.’s Finance Division. Prior to 1993, Ms. Hess was employed by Chemical Banking Corporation in the corporate credit policy group and by Arthur Andersen & Company as a supervisory senior auditor. Ms. Hess holds a Bachelor of Science in Accounting from the University of Connecticut in Storrs, Connecticut and a Master of Business Administration in Finance from New York University in New York, New York.
Ronald J. Lieberman. Mr. Lieberman has served as our Executive Vice President, General Counsel and Secretary since April 2012, April 2011 and January 2013, respectively. Mr. Lieberman also serves as Executive Vice President, General Counsel and Secretary of NSAM, positions he has held since January 2014 and maintains as a co-employee. Mr. Lieberman also serves as Executive Vice President, General Counsel and Secretary for NorthStar/RXR, positions he has held since March 2014. In addition, Mr. Lieberman has served as Executive Vice President, General Counsel and Secretary of NorthStar Corporate Income Fund since July 2015 and of NorthStar Real Estate Capital Fund since October 2015. Mr. Lieberman further serves on the Executive Committee of American Healthcare Investors, LLC. In addition, since February 2016, Mr. Lieberman has served as a member of the board of directors of Griffin-American Healthcare REIT IV, Inc. Mr. Lieberman previously served as Executive Vice President, General Counsel and Secretary of NS Healthcare from January 2013, April 2011 and April 2011, respectively, until May 2016. Until August 2015, Mr. Lieberman had served as General Counsel and Secretary of NS Income and NS Income II from October 2011 and December 2012, respectively, and as Executive Vice President of each of these companies from January 2013 and March 2013, respectively. Prior to joining our company, Mr. Lieberman was a partner in the Real Estate Capital Markets practice at the law firm of Hunton & Williams LLP. Mr. Lieberman practiced at Hunton & Williams from September 2000 until March 2011 where he advised numerous REITs and specialized in capital markets transactions, mergers and acquisitions, securities law compliance, corporate governance and other board advisory matters. Prior to joining Hunton & Williams, Mr. Lieberman was the associate general counsel at Entrade, Inc., during which time Entrade was a public company listed on the NYSE. Mr. Lieberman began his legal career at Skadden, Arps, Slate, Meagher and Flom LLP. Mr. Lieberman holds a Bachelor of Arts, Master of Business Administration and Juris Doctor, each from the University of Michigan in Ann Arbor, Michigan.

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PROPOSAL NO. 1: Election of Directors

CORPORATE GOVERNANCE
CORPORATE GOVERNANCE GUIDELINES AND CODE OF ETHICS
We are committed to good corporate governance practices and, as such, we have adopted our Corporate Governance Guidelines and Codes of Ethics discussed below to enhance our effectiveness. These guidelines and codes are available on our website at www.nrfc.com under the heading “Investor Relations—Corporate Governance.” You can also receive a copy of our Corporate Governance Guidelines and Code of Business Conduct and Ethics, without charge, by writing to the General Counsel at NorthStar Realty Finance Corp., 399 Park Avenue, 18th Floor, New York, New York 10022.
Our Corporate Governance Guidelines are designed to assist our Board in exercising its responsibilities. Our Corporate Governance Guidelines govern, among other things, Board composition, Board member qualifications, responsibilities and education, management succession and self-evaluation. Our Code of Business Conduct and Ethics relates to the conduct of our business by our employees, officers and directors. We intend to maintain high standards of ethical business practices and compliance with all laws and regulations applicable to our business, including those relating to doing business outside the United States. Specifically, among other things, our Code of Business Conduct and Ethics prohibits employees from providing gifts, meals or anything of value to government officials or employees or members of their families without prior written approval from the Company’s General Counsel. We have also adopted a Code of Ethics for Senior Financial Officers, which applies to our Chief Executive Officer, Chief Financial Officer and all other senior financial officers of our company. We will disclose any amendments or waivers from the Code of Ethics for Senior Financial Officers on our website.
DIRECTOR INDEPENDENCE
Of our six directors being nominated for re-election by our Board, our Board affirmatively determined that Messrs. Minami, Paglia, Rush and Schoenherr and Ms. Hannaway are independent under the NYSE listing standards. In determining director independence, our Board reviewed, among other things, any transactions or relationships that currently exist or that have existed since our incorporation, between each director and the Company and its subsidiaries, affiliates and equity investors, independent auditors or members of senior management. In particular, our Board reviewed current or recent business transactions or relationships or other personal relationships between each director and the Company, including such director’s immediate family and companies owned or controlled by the director or with which the director was affiliated. Our Board also considered the participation of each director on boards of directors of other companies that are also managed by NSAM. The purpose of this review was to determine whether any such transactions or relationships failed to meet any of the objective tests under the NYSE rules for determining independence or were otherwise sufficiently material as to be inconsistent with a determination that the director is independent.
BOARD LEADERSHIP STRUCTURE
Our Board believes it is important to select its Chairman and the Company’s Chief Executive Officer in the manner it considers to be in the best interests of the Company at any given point in time. The members of our Board possess considerable business experience and in-depth knowledge of the issues the Company faces, and are therefore in the best position to evaluate the needs of the Company and how best to organize the Company’s leadership structure to meet those needs. Accordingly, the Chairman and Chief Executive Officer positions may be filled by one individual or by two different individuals. After careful consideration, our Board believes that the most effective leadership structure for the Company at this time is to separate the roles of Chairman and Chief Executive Officer. Currently, Mr. Hamamoto serves as Chairman of the Board and Mr. Langer serves as our Chief Executive Officer. With Mr. Hamamoto as Chairman of our Board, we are able to continue to benefit from his experience, knowledge, leadership and vision, which Mr. Hamamoto has provided since founding our company in 2003 and serving as our Chairman since our initial public offering in 2004. Our Board appointed Mr. Langer as our Chief Executive Officer in August 2015. Our Board believes that having a Chief Executive Officer with extensive real estate industry knowledge and relationships such as Mr. Langer and who is dedicated to our business currently best serves the interests of the Company. Our Board continually evaluates the Company’s leadership structure and could in the future decide to combine the Chairman and Chief Executive Officer positions if it believes that doing so would serve the best interests of the Company.
To promote the independence of our Board and appropriate oversight of management, the independent directors select a Lead Non-Management Director, currently Mr. Minami, to facilitate free and open discussion and communication among the independent directors of our Board and management. The Lead Non-Management Director presides at all executive sessions at which only non-management directors are present. These meetings are held in conjunction with the regularly scheduled quarterly meetings of our Board, but may be called at any time by our Lead Non-Management Director or any of our other independent directors. In 2015, our independent directors met six times in executive session without management present following Board meetings and met outside of regularly scheduled Board meetings on a number of occasions. Our Lead Non-Management Director sets the agenda for these meetings and discusses issues that arise during those meetings with our Chairman and Chief Executive Officer, as appropriate. Our Lead Non-Management Director also discusses Board meeting agendas with our Chairman and Secretary and may request the inclusion of additional agenda items for meetings of our Board. As provided in our Corporate Governance Guidelines, the individual who serves as the Lead Non-Management Director is expected to rotate every two years.

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PROPOSAL NO. 1: Election of Directors

BOARD’S ROLE IN RISK OVERSIGHT
Risk is inherent with every business and how well a business manages risk can ultimately determine its success. Our management team is responsible for our risk exposures on a day-to-day basis by identifying the material risks we face, implementing appropriate risk management strategies that are responsive to our risk profile, integrating consideration of risk and risk management into our decision-making process and, if necessary, promulgating policies and procedures to ensure that information with respect to material risks is transmitted to our Board. Our Board, as a whole and through its committees, has the responsibility to oversee and monitor these risk management processes by informing itself of material risks and evaluating whether management has reasonable controls in place to address the material risks; our Board is not responsible, however, for defining or managing our various risks. Our Board is regularly informed by management of potential material risks and activities related to those risks at Board meetings. Members of our management team generally attend all Board meetings and are readily available to our Board to address any questions or concerns raised by our Board on risk management and any other matters.
MAJORITY VOTING STANDARD POLICY FOR ELECTION OF DIRECTORS
Our Corporate Governance Guidelines provide that in any non-contested election of directors, any director nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall promptly tender his or her offer to resign to the Board for its consideration. The Nominating and Corporate Governance Committee will consider such offer and recommend to the Board whether to accept the offer to resign. No later than the next regularly scheduled Board meeting to be held at least ten days after the date of the election, the Board will decide whether to accept the offer to resign. The Board will promptly and publicly disclose its decision, which may be on the Company’s website or by other means. If the resignation is not accepted, the director will continue to serve until the next annual meeting of stockholders and until the director’s successor is duly elected and qualified or until the director’s earlier resignation or removal. The Nominating and Corporate Governance Committee and the Board may consider any factors they deem relevant in deciding whether to accept a director’s resignation.
DIRECTORS OFFER OF RESIGNATION POLICY
Our Corporate Governance Guidelines provide that, whenever a member of our Board accepts a position with a company that is competitive to the Company’s business or violates our Code of Ethics, Corporate Governance Guidelines or any other Company policy applicable to members of our Board, such Board member must offer his or her resignation to the Nominating and Corporate Governance Committee for its consideration. The Nominating and Corporate Governance Committee will consider the resignation offer, giving due consideration to all relevant factors that it deems appropriate under the circumstances, including, without limitation, any requirement of the NYSE or any rule or regulation promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will recommend to our Board the action to be taken with respect to any such resignation offer.
DIRECTOR NOMINATION PROCEDURES
The Nominating and Corporate Governance Committee generally believes that, at a minimum, candidates for membership on our Board should have demonstrated an ability to make a meaningful contribution to our Board’s oversight of our business and affairs and have a record and reputation for honest and ethical conduct. The Nominating and Corporate Governance Committee recommends director nominees to our Board based on, among other things, its evaluation of a candidate’s experience and skills, relevant industry background and knowledge, integrity, ability to make independent analytical inquiries and a willingness to devote adequate time and effort to Board responsibilities. The Nominating and Corporate Governance Committee does not have a specific diversity policy with respect to its director nomination process, but strives to create diversity in perspective, background and experience in our Board as a whole and seeks to have our Board nominate candidates who have such diverse perspectives, backgrounds and experiences.
When seeking to identify and recommend qualified candidates to the Board for Board membership, the Nominating and Corporate Governance Committee may solicit recommendations from members of the Board, our executive officers and any other source it deems appropriate, including firms, engaged at our expense, that specialize in identifying director candidates. The Nominating and Corporate Governance Committee will also consider candidates recommended by stockholders in accordance with the procedures in our bylaws.
The Nominating and Corporate Governance Committee anticipates that once a person has been identified as a potential candidate, the Nominating and Corporate Governance Committee will collect and review publicly-available information regarding such person to assess whether the person should be considered further. If the Nominating and Corporate Governance Committee determines that the candidate warrants further consideration, the chairman or another member of the Nominating and Corporate Governance Committee will contact the person. If the person expresses a willingness to be considered and to serve on our Board, the Nominating and Corporate Governance Committee will request information from the candidate, review the person’s accomplishments and qualifications, including in light of any other candidates that the Nominating and Corporate Governance Committee might be considering and conduct one or more interviews with the candidate. In certain instances, members of the Nominating and Corporate Governance Committee may contact one or more

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PROPOSAL NO. 1: Election of Directors

references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments.
COMMUNICATIONS WITH THE BOARD
Our Board has established a process to receive communications from interested parties, including stockholders. Interested parties may contact the Lead Non-Management Director, any member or all members of our Board by writing to any of them at c/o General Counsel at NorthStar Realty Finance Corp., 399 Park Avenue, 18th Floor, New York, New York 10022. All such communications received by the office of our General Counsel will be opened solely for the purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s).
POLICY FOR REVIEW OF RELATED PERSON TRANSACTIONS
Pursuant to our Audit Committee’s charter, our Audit Committee must review and consider for approval any related party transaction including, without limitation, transactions between us and any executive officer, director, director nominee or more than 5% stockholder of the Company, or any of their immediate family members, in which such person has a direct or indirect material interest, and any transaction that is required to be disclosed by us in any of our filed periodic reports or proxy statements. When reviewing and evaluating a related party transaction, our Audit Committee may consider, among other things, any effect a transaction may have upon a director’s independence, whether the transaction involves terms and conditions that are no less favorable to us than those that could be obtained in a transaction between us and an unrelated third party and the nature of any director’s or officer’s involvement in the transaction. In the event any such related party transaction involves a member of the Audit Committee, the transaction must be approved by a majority of the disinterested members of the Audit Committee.
To facilitate our Audit Committee’s review of related party transactions, on an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire which requires disclosure of any transactions with us in which the director or executive officer or any member of his or her immediate family, has an interest. In addition, pursuant to our Code of Ethics, all potential conflict of interest situations, including related party transactions, must be disclosed to our General Counsel. To the extent any such potential conflict of interest disclosed to our General Counsel is a proposed related party transaction, the General Counsel will communicate such conflict and the proposed transaction to the Audit Committee. Further, our General Counsel will notify the members of our Audit Committee promptly of any material changes to previously approved or conditionally approved related party transactions.
It is also our policy for our independent directors who are not also on NSAM’s board to review and consider for approval proposed transactions involving us and NSAM or its affiliates and strategic partners. We currently have two such directors on the Board.
See “Certain Relationships and Related Transactions” on page 45 for a description of our related party and certain other transactions.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of beneficial ownership of such securities on Forms 3, 4 and 5 with the SEC. Officers, directors and persons who own more than 10% of a registered class of our equity securities are required to furnish us with copies of all Forms 3, 4 and 5 that they file. Based solely on our review of the copies of such forms we received or written representations from certain reporting persons that no filings on such forms were required for those persons, we believe that all such filings required to be made during and with respect to the fiscal year ended December 31, 2015 by Section 16(a) of the Exchange Act were timely made.

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PROPOSAL NO. 1: Election of Directors

INFORMATION ABOUT OUR BOARD OF DIRECTORS AND ITS COMMITTEES
During the year ended December 31, 2015, our Board met on 12 occasions. Each director then serving attended at least 75% of the aggregate number of meetings of our Board and of all committees on which he or she served.
We do not currently maintain a policy requiring our directors to attend the annual meeting of stockholders. Mr. Hamamoto and Mr. Tylis attended the 2015 annual meeting of stockholders.
Our Board has appointed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these standing committees has adopted a committee charter, which is available on our website at www.nrfc.com under the heading “Investor Relations—Corporate Governance” or by writing to the General Counsel at NorthStar Realty Finance Corp., 399 Park Avenue, 18th Floor, New York, New York 10022 to request a copy, without charge. Each committee of our Board is composed exclusively of independent directors, as defined by the listing standards of the NYSE. Moreover, the Compensation Committee is composed exclusively of individuals referred to as “non-employee directors” in Rule 16b-3 of the Exchange Act, and “outside directors” in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).
In addition, on February 25, 2016, our Board formed a Special Committee to evaluate a potential recombination transaction with NSAM. Each member of the Special Committee is independent and not on the board of NSAM.
The following table shows the current membership of the various committees:

COMMITTEE MEMBERSHIPS
	AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING AND CORPORATE GOVERNANCE COMMITTEE	SPECIAL COMMITTEE
INDEPENDENT DIRECTOR
Judith A. Hannaway	—	M	M	—
Wesley D. Minami(1)	M, E	—	C	—
Louis J. Paglia	C, E	M	—	—
Gregory Z. Rush	—	—	—	M
Charles W. Schoenherr	M, E	C	M	M
NUMBER OF MEETINGS HELD IN 2015	10	5	4	—

C	Committee Chair	M	Committee Member	E	Audit Committee Financial Expert

(1) Lead Non-Management Director
AUDIT COMMITTEE
Our Board has determined that all three members of the Audit Committee are independent and financially literate under the rules of the NYSE and are “audit committee financial experts,” as that term is defined by the SEC. The Audit Committee is responsible for, among other things, engaging an independent registered public accounting firm, reviewing with the independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by the independent registered public accounting firm, reviewing the independence of the independent registered public accounting firm, considering the range of audit and non-audit fees and assisting our Board in its oversight of our internal controls over financial reporting. The Audit Committee Report is included later within this Proxy Statement.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Our Board has determined that all members of the Nominating and Corporate Governance Committee are independent under the rules of the NYSE. The Nominating and Corporate Governance Committee is responsible for, among other things, seeking, considering and recommending to our Board qualified candidates for election as directors and recommending a slate of nominees for election as directors at the annual meeting. It also periodically prepares and submits to our Board for adoption the Nominating and Corporate Governance Committee’s selection criteria for director nominees. It reviews and makes recommendations on matters involving the general operation of our Board and our corporate governance and annually recommends to our Board nominees for each committee of our Board. In addition, the Nominating and Corporate Governance Committee annually facilitates the assessment of our Board’s performance as a whole and of the individual directors and reports thereon to our Board.

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PROPOSAL NO. 1: Election of Directors

COMPENSATION COMMITTEE
Our Board has determined that all members of the Compensation Committee are independent under the rules of the NYSE. The Compensation Committee is responsible for, among other things, determining compensation for our executive officers, administering and monitoring our equity compensation plans, evaluating the performance of our executive officers and producing an annual report on executive compensation for inclusion in our annual meeting proxy statement. The Compensation Committee may delegate some or all of its duties to a subcommittee comprising one or more members of the Compensation Committee. The Compensation Committee reviews and approves proposals made by our Chief Executive Officer regarding total compensation of senior executives. With that said, the role of the Compensation Committee has changed meaningfully since the NSAM Spin-off. Substantially all of the compensation of our executive officers is determined by NSAM. Furthermore, we have a contractual obligation to issue long-term equity grants determined by NSAM. Consequently, the Compensation Committee has limited influence on the compensation of our executive officers. The Compensation Committee Report is included later within this Proxy Statement.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
There are no Compensation Committee interlocks or employee participation on the Compensation Committee.

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PROPOSAL NO. 1: Election of Directors

DIRECTORS COMPENSATION
DETERMINATION OF COMPENSATION AWARDS
The Nominating and Corporate Governance Committee has responsibility for making recommendations to our Board regarding non-employee director compensation. Our goal is the creation of a reasonable and balanced Board compensation program that aligns the interests of our Board with those of our stockholders. We use a combination of cash and stock-based compensation to attract and retain highly-qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to us, the skill-level required by us of members of our Board and competitive pay practice data. The Nominating and Corporate Governance Committee discusses its recommendations with our Chief Executive Officer and ultimately makes a recommendation to our Board with respect to all non-employee director compensation. In 2015, the Nominating and Corporate Governance Committee engaged a compensation consultant, FTI Consulting, Inc., to assist it in reviewing competitive practice data regarding non-employee director compensation and to advise it in connection with making recommendations to our Board with respect to the amount and form of such compensation. In addition, FTI Consulting, Inc. provided services relating to non-employee director compensation matters in connection with the spin-off of our European real estate business. FTI Consulting, Inc. also provided compensation-related services to NSAM as well as certain of its other managed companies in 2015.  FTI Consulting, Inc.'s aggregate fees for its compensation-related services to us were approximately $23,000 and for other services to us, which primarily related to preparation of tax returns, NSAM and certain of its other managed companies, were approximately $1.2 million.  FTI Consulting, Inc. was engaged by our management to provide the other services (other than the services provided to boards of directors or compensation committees of NSAM and certain of its other managed companies) and has been providing these services prior to the time they were engaged by the Nominating and Corporate Governance Committee.
NON-EMPLOYEE DIRECTORS
Our non-employee directors’ fees are as follows: (i) board members receive an annual director’s cash retainer fee of $100,000; (ii) the chairperson of the Audit Committee receives an additional annual fee of $35,000; (iii) the chairpersons of the Compensation Committee and Nominating and Corporate Governance Committee receive an additional annual fee of $30,000; (iv) members of the Audit Committee (other than the chairperson) receive an additional annual fee of $20,000; (v) members of the Compensation Committee and Nominating and Corporate Governance Committee (other than the chairpersons) receive an additional annual fee of $15,000; (vi) the Lead Non-Management Director of our Board receives an additional annual fee of $50,000; (vii) each Board member receives an additional $1,000 for attendance at Board meetings in excess of ten meetings per year; and (viii) each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee receives an additional $1,000 for attendance at each committee meeting that exceeds six meetings per year.
In connection with their re-election to the Board, our non-employee directors automatically receive equity awards with a value of approximately $140,000. These annual equity awards are granted on the first business day following each annual meeting of our stockholders and are fully vested upon grant.
We will also automatically grant to any person who first becomes a non-employee director an initial equity award with a value of approximately $140,000. These initial equity awards are granted on the date such non-employee director first becomes a director and generally vest annually over a period of three years from the date of grant.
Equity awards to our non-employee directors may be in the form of restricted common stock, restricted stock units (“RSUs”) or units of partnership interest which are structured as profits interest in our operating partnership (“LTIP units”). The actual number of shares, RSUs or LTIP units that we grant is determined by dividing the fixed value of the grant by the closing sale price of our common stock on the NYSE on the grant date. In 2015, non-employee director equity awards were issued in the form of LTIP units; however, our Compensation Committee expects that, going forward, equity awards may be issued only in the form of either restricted common stock or RSUs.
In addition, members of the Special Committee receive a cash retainer fee of $30,000 per month for the six-month period beginning on January 13, 2016.
DIRECTOR COMPENSATION FOR 2015
The following table provides information concerning the compensation of our non-employee directors for 2015:

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PROPOSAL NO. 1: Election of Directors

NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)	TOTAL ($)
Judith A. Hannaway	$132,000	$140,000	$272,000
Wesley D. Minami	$206,000	$140,000	$346,000
Louis J. Paglia	$156,000	$140,000	$296,000
Gregory Z. Rush(2)	—	—	—
Charles W. Schoenherr	$170,000	$140,000	$310,000
Total	$664,000	$560,000	$1,224,000

(1)
As of December 31, 2015, except for 2,380 unvested LTIP units held by Mr. Schoenherr, none of our directors held any unexercised option awards or unvested stock awards that had been granted by us as director compensation. Each of the stock awards in 2015 was in the form of LTIP units.

(2)	Mr. Rush was elected to our Board in March 2016 and therefore, did not receive any compensation in 2015.

DIRECTOR STOCK OWNERSHIP GUIDELINES
Our Board adopted the following minimum stock ownership guidelines for non-management members of our Board:

TITLE	GUIDELINE
Directors	A multiple of 3X annual director cash retainer
Ownership will include: (i) shares or LTIP units owned individually and by a person’s immediate family members or trusts for the benefit of his or her immediate family members; (ii) RSUs or LTIP units not yet vested; (iii) shares or LTIP units held in a 401(k) plan; and (iv) shares or LTIP units held in deferred or other compensation plans. Directors will not be permitted to sell or otherwise transfer any shares or LTIP units unless and until such time as they meet these stock ownership guidelines. We believe that requiring ownership of our stock creates alignment between directors and stockholders and encourages directors to act to increase stockholder value. As of the date of this Proxy Statement, all of the directors are in compliance with our stock ownership guidelines and there are currently no pledges of stock, RSUs, LTIP units or other equity awards by directors.

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PROPOSAL NO. 2: Non-Binding , Advisory Vote to Approve Named Executive Officer Compensation

PROPOSAL NO. 2:	Non-Binding, Advisory Vote to Approve Named Executive Officer Compensation

Pursuant to Section 14A(a)(1) of the Exchange Act, we are providing stockholders with the opportunity to approve the following non-binding, advisory resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
We are asking our stockholders to indicate their support for the resolution approving our named executive officers’ compensation as described in this Proxy Statement. This vote is not limited to any specific item of compensation but rather addresses the overall compensation of our named executive officers and our philosophy, policies and practices relating to their compensation as described in this Proxy Statement in accordance with the SEC’s compensation disclosure rules. Please see “Compensation Discussion and Analysis” in this Proxy Statement for additional details about our executive compensation programs, including information about the compensation of our named executive officers for 2015.
The resolution approving the compensation of our named executive officers is advisory and, therefore, will not have any binding legal effect on the Company, our Board or the Compensation Committee. Our Board and the Compensation Committee value the opinions of our stockholders and intend to take the results of the vote on this proposal into account in future decisions regarding the compensation of our named executive officers.
Our Board of Directors Recommends a Vote “FOR” Adoption of This Resolution, Executive Compensation and Other Information
COMPENSATION COMMITTEE REPORT
The Compensation Committee of the board of directors of NorthStar Realty Finance Corp., or the Company, is responsible for, among other things, determining compensation for the Company’s executive officers, administering the Company’s equity compensation plans and producing an annual report on executive compensation for inclusion in the Company’s annual meeting proxy statement. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, under the Securities Exchange Act of 1934, as amended, with management. Based on such review and discussions, the Compensation Committee has recommended to the Company’s board of directors that the Compensation Discussion and Analysis be included in the Company’s annual report and proxy statement.
Compensation Committee:
Charles W. Schoenherr, Chairperson
Judith A. Hannaway
Louis J. Paglia

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COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY
This section describes the compensation that we paid to our named executive officers for 2015. The Compensation Committee is responsible for making all decisions that we make relating to the compensation of our named executive officers.
Upon completion of the NSAM Spin-off on June 30, 2014, our former asset management business became owned and operated by NSAM and we became externally managed by an affiliate of NSAM, which we refer to as our manager, through a management contract with an initial term of 20 years. Notwithstanding the NSAM Spin-off, we retained and we continue to operate our commercial real estate debt origination business. Our employees at the time of the NSAM Spin-off became employees of NSAM or one of its subsidiaries except for our executive officers, the employees engaged in our existing commercial real estate debt origination business and certain other employees that became co-employees of us and NSAM or one of its subsidiaries.
As a result, following the NSAM Spin-off, substantially all of the compensation of our executive officers is determined by NSAM and consequently, the Compensation Committee has limited influence on the compensation of our executive officers.
Following the NSAM Spin-off, the components of compensation to our named executive officers for 2015 consist of the following:

•
Compensation paid pursuant to management agreement. Substantially all of the compensation that our named executive officers receive for providing services to us is determined by NSAM or its subsidiaries and we are obligated to pay or reimburse our manager certain amounts related to the compensation or severance that NSAM or its subsidiaries determines to pay our named executive officers. For a discussion of the compensation that NSAM pays its named executive officers, see NSAM’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended, filed with the SEC. In addition, see “Certain Relationships and Related Transactions” in this Proxy Statement for a discussion of fees paid to NSAM and its subsidiaries.

•
Base salary and cash bonus. We continue to pay some annual base salary and cash bonus amounts directly to our named executive officers in exchange for the services that they provide to us in their capacities as direct employees, which primarily relates to the management of our commercial real estate debt origination business. These amounts constitute a small portion of the aggregate overall compensation that our named executive officers receive for providing services to us.

•
Historical performance-based equity awards. These awards were granted for prior periods, but vest based on TSR performance over a multi-year period and we believe they continue to provide a strong incentive for our named executive officers to maximize stockholder returns for years subsequent to those for which the long-term bonus was originally earned.

COMPENSATION PAID PURSUANT TO MANAGEMENT AGREEMENT
Management Agreement
Pursuant to the management agreement with our manager, we agreed, together with NorthStar Europe and any future company spun-off from us or NorthStar Europe, to pay directly or reimburse NSAM for up to 50% of any long-term bonus or other compensation that its compensation committee determines, at its sole discretion, shall be paid and/or settled in the form of equity and/or equity-based compensation to executives (including our named executive officers), employees, service providers and staff of NSAM during any year. At the discretion of NSAM’s compensation committee, this compensation may be granted in shares of our restricted stock, RSUs, LTIP units or other forms of equity compensation or stock-based awards; provided that if at any time, a sufficient number of shares of our common stock are not available for issuance under our equity compensation plans, this compensation will be paid in the form of RSUs, LTIP units or other securities that may be settled by us in cash. The equity compensation for each year that we are required to pay may be allocated on an individual-by-individual and award-by-award basis at the discretion of NSAM’s compensation committee and, as long as the aggregate amount of the equity compensation for such year does not exceed the limits set forth in the management agreement, the proportion of any particular individual’s total equity compensation paid by us may be greater or less than 50%. In addition, we agreed to pay directly or reimburse our manager for the portion of any severance paid by our manager, NSAM or its other subsidiaries to an individual pursuant to the terms of any employment, consulting or similar service agreement that corresponds, or is attributable, to: (i) the equity compensation that we are required to pay directly or reimburse our manager, as described above; (ii) any cash and/or equity compensation paid directly by us to such individual as an employee or other service provider of the Company; and (iii) any amounts paid to such individual by our manager, NSAM or its other subsidiaries that we are obligated to reimburse our manager pursuant to the management agreement.

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COMPENSATION DISCUSSION AND ANALYSIS

Our manager has informed us that the metrics utilized to measure performance for our named executive officers’ annual cash incentive compensation are cash available for distribution (“CAD”) of NSAM, CAD of us and NorthStar Europe, capital raising in the retail market through certain of NSAM’s sponsored companies and individual performance assessments.
2015 Compensation
Substantially all of the compensation that we paid to our named executive officers for 2015 consisted of equity-based compensation determined by NSAM’s compensation committee that we were obligated to pay pursuant to the terms of the management agreement. We believe that these equity awards help to align the interests of our named executive officers with those of our stockholders and provide our named executive officers with incentives to maximize future stockholder returns, while further fulfilling our obligations under the management agreement.
NSAM Incentive Plan
Overview
The NSAM Executive Incentive Bonus Plan (the “NSAM Incentive Plan”), establishes the general parameters of NSAM’s incentive bonus program for its executive officers, which include all of our named executive officers other than Mr. Langer. Under the NSAM Incentive Plan, for each plan year, NSAM’s compensation committee will establish two bonus pools (an annual cash bonus pool and a long-term bonus pool), award a bonus pool percentage or percentages to each participant with respect to such bonus pools (i.e., the percentage of such pool that the participant will be eligible to receive either as annual bonus or a long-term bonus, if applicable criteria are achieved) and establish performance goals, vesting requirements and other terms and conditions applicable to such bonuses, generally within the first 90 days of the plan year. Long-term bonuses under the NSAM Incentive Plan are generally paid in equity and, as a result, up to 50% of these bonuses are generally payable by us. The vesting, payment and/or the amount of a participant’s long-term bonus for a plan year may be tied to the achievement of performance goals for the relevant long-term bonus performance period, a participant’s continued employment with NSAM or one of its subsidiaries for such period and/or such other criteria as may be established by NSAM’s compensation committee and set forth in participants’ bonus award notices for such plan year. NSAM’s compensation committee determines the amounts that are earned under the NSAM Incentive Plan at or after the end of the plan year at which time these bonuses are paid.

2015 Equity Awards
NSAM’s compensation committee decided to pay long-term bonuses in equity pursuant to the NSAM Incentive Plan to our named executive officers for 2015. The long-term bonuses payable by NSAM and consequently us pursuant to the terms of the management agreement are based on objective performance metrics established by NSAM’s compensation committee generally within 90 days of each fiscal year. Pursuant to the management agreement, NSAM’s compensation committee determined the portion of these bonuses that we were required to pay. For Messrs. Hamamoto, Tylis, Gilbert and Lieberman and Ms. Hess, NSAM’s compensation committee decided that 50% of these long-term bonuses should be paid, in the aggregate, by us and NorthStar Europe, with the number of shares/units to be issued by us and NorthStar Europe to be determined using a 3:1 ratio, which equaled the 6:1 ratio that was used in the spin-off of our European real estate business into NorthStar Europe (the “NRE Spin-off”), as adjusted to reflect the one-for-two reverse split of our common stock immediately following the NRE Spin-off. The portion of the long-term bonuses payable by us for these named executive officers was divided into restricted shares of our common stock subject to vesting based on continued employment and performance-based RSUs subject to vesting based on the achievement of TSR hurdles, a minimum hurdle relating to our CAD and continued employment over a four-year performance period from January 1, 2015 through December 31, 2018 as summarized in the table below:

TYPE OF AWARD	VESTING/PERFORMANCE GOALS
NRF Time-Based Award (Restricted Stock)	Vests in equal installments on December 31, 2015 (or grant date, if later), 2016, 2017 and 2018, subject to continued employment.
NRF TSR Award (RSUs)
Vests if and to the extent that pre-established TSR hurdles are achieved during the performance period and we have positive CAD during the performance period, subject to continued employment through the end of the performance period.

The RSUs granted as the NRF TSR Award will only vest to the extent the following TSR hurdles are achieved for the performance period from January 1, 2015 through December 31, 2018, based on our TSR for the period prior to the NRE Spin-off and the combined TSR of us and NorthStar Europe for the period after the NRE Spin-off, and we have positive CAD during this performance period:

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COMPENSATION DISCUSSION AND ANALYSIS

PERFORMANCE AND PAY-OUT LEVEL(1)	TSR TARGET (4-YEAR CUMULATIVE)
100% of RSUs	12.0% or greater compounded, annual TSR for the period from January 1, 2015 through December 31, 2018
25% of RSUs	6.0% compounded, annual TSR for the period from January 1, 2015 through December 31, 2018
0% of RSUs	Less than 6.0% compounded, annual TSR for the period from January 1, 2015 through December 31, 2018

(1)	Linear interpolation applies for performance between the levels set forth below.
The number of restricted shares of our common stock that were granted as the NRF Time-Based Award and the number of RSUs that were granted as the NRF TSR Award for 2015 were determined, in each case, based on the dollar amount of the long-term bonus that NSAM’s compensation committee allocated to us and the 20-day average closing price of our common stock as of December 31, 2015. The following are the number of restricted shares of our common stock and RSUs that were granted to Messrs. Hamamoto, Tylis, Gilbert and Lieberman and Ms. Hess as the NRF Time-Based Award and NRF TSR Award for 2015:

NAME	NRF TIME-BASED AWARD (# of shares)	NRF TSR AWARD (# of RSUs)
David T. Hamamoto	380,874	220,823
Albert Tylis	253,916	147,215
Daniel R. Gilbert	253,916	147,215
Debra A. Hess	70,722	41,003
Ronald J. Lieberman	46,578	27,005
The RSUs issued as the NRF TSR Award will be settled in shares of our common stock (or cash with an equal value) if and when earned and do not entitle the recipients to receive distributions or distribution equivalents before performance-based vesting has occurred. Upon the conclusion of the four-year performance period ending December 31, 2018, each award recipient will also receive the distributions that would have been paid (for each RSU actually earned) with respect to a share of our common stock during the four-year performance period.
Chief Executive Officer - 2015 Equity Awards
For Mr. Langer, our Chief Executive Officer, NSAM decided to award a long-term bonus for 2015 in the amount of $720,000 payable 50% in restricted shares of NSAM common stock and 50% in restricted shares of our common stock. As a result, in order to fulfill our obligations under the management agreement, we issued 33,551 restricted shares of our common stock to Mr. Langer. Based on the terms established by NSAM, these shares are subject to vesting in three substantially equal annual installments on December 31, 2016, 2017 and 2018, based on continued employment with NSAM or one of its subsidiaries through such dates. In addition, on August 5, 2015, in connection with NSAM’s hiring of Mr. Langer and his appointment as our Chief Executive Officer, NSAM agreed to grant Mr. Langer equity-based compensation awards having an aggregate value of $4,000,000, which were to be payable 50% in restricted shares of NSAM common stock and 50% in LTIP units and subject to vesting over four years beginning on August 5, 2016, subject to Mr. Langer’s continued employment with NSAM or one of its subsidiaries through such dates. As a result, in order to fulfill our obligations under the management agreement, we issued 62,500 LTIP units to Mr. Langer subject to these vesting terms.
BASE SALARY AND CASH BONUS
We do continue to pay some annual base salary and cash bonus amounts directly to our named executive officers in exchange for the services that they provide to us in their capacities as direct employees, which primarily relates to the management of our commercial real estate debt origination business. These amounts constitute a small portion of the aggregate overall compensation that our named executive officers receive for providing services to us. For 2015, we directly paid the following amounts to our named executive officers as annual base salary and annual cash bonus:

NAME	BASE SALARY		CASH BONUS
Jonathan T. Langer	$350,000	(1)	$350,000
David T. Hamamoto	$157,500		—
Albert Tylis	$90,000		—
Daniel R. Gilbert	$90,000		—
Debra A. Hess	$86,250		—
Ronald J. Lieberman	$75,000		—

(1)	Base salary has been annualized for Mr. Langer for 2015 based on the salary rate that was in effect from the date of Mr. Langer’s appointment as Chief Executive Officer through December 31, 2015.

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee determined that these were appropriate amounts to pay our named executive officers for the services that they provided to us in 2015 in their capacities as direct employees and our objective in paying these amounts was to appropriately compensate our named executive officers for these services.
PERFORMANCE-BASED EQUITY AWARDS - PRIOR YEARS
An important component of our executive compensation program has been long-term equity awards granted in past years that vest based on TSR performance over a multi-year period. These awards continue to provide a strong incentive for our named executive officers to maximize stockholder returns for years subsequent to those for which the long-term bonus was originally earned.
The following summarizes the performance-based vesting hurdles and common stock payouts (per RSU earned) for these RSUs, including the RSUs granted for 2012, which were earned based on performance through December 31, 2015:

AWARD	PERFORMANCE GOALS(1)	PAYOUT(2)
AWARD EARNED IN 2015
2012 RSUs
25-100% vesting based on 6-12% combined compounded, annual TSR of us, NSAM and NorthStar Europe for the period from January 1, 2012 through December 31, 2015. No vesting unless 6% combined compounded, annual TSR.
NRF (one share), NSAM (two shares), NorthStar Europe (1/3 of one share), plus cash distributions paid on earned shares from January 1, 2013
REMAINING UNEARNED AWARDS
2013 RSUs
25-100% vesting based on 6-12% combined compounded, annual TSR of us, NSAM and NorthStar Europe for the period from January 1, 2013 through December 31, 2016. No vesting unless 6% combined compounded, annual TSR.
NRF (one share), NSAM (two shares), NorthStar Europe (1/3 of one share), plus cash distributions paid on earned shares from January 1, 2014
2014 RSUs
25-100% vesting based on 6-12% combined compounded, annual TSR of us and NorthStar Europe for the period from January 1, 2014 through December 31, 2017. No vesting unless 6% combined compounded, annual TSR.
NRF (one share), NorthStar Europe (1/3 of one share), plus cash distributions paid on earned shares from January 1, 2015

(1)
Linear interpolation applies for performance between the levels described. TSR for the 2014 RSUs is based on a deemed initial stock price of $28.56 per share, which reflects adjustments for our subsequent reverse stock splits and excludes the value of the NSAM common stock distributed in the NSAM Spin-off.

(2)
If sufficient shares are not available under our equity compensation plans, we will pay cash in lieu of the shares of our common stock earned based on the value of such shares at the time of such payout. If we and NSAM or NorthStar Europe, as applicable, agree, we may permit the holders to elect to receive LTIP units or LTIP units in the operating partnership of NSAM or NorthStar Europe in lieu of shares of our common stock or NSAM or NorthStar Europe common stock, respectively.

The following are the number of RSUs (including 2012 RSUs that were fully earned at the completion of the four-year performance period ending December 31, 2015) that we granted to our named executive officers for years prior to 2015 that were subject to vesting based on TSR performance over a multi-year period ending during 2015 or thereafter:

	EARNED RSUs	UNEARNED RSUs
NAME	2012 RSUs	2013 RSUs	2014 RSUs
David T. Hamamoto	137,903	97,899	112,237
Albert Tylis	91,935	65,266	74,824
Daniel R. Gilbert	91,935	65,266	74,824
Debra A. Hess	20,430	14,504	20,577
Ronald J. Lieberman	10,215	7,252	9,976
The following sets forth: (i) the absolute TSR amounts per share at which the threshold (i.e., 25%) and maximum amounts of the 2013 and 2014 RSUs would be earned; (ii) the absolute TSR as of December 31, 2015 calculated in accordance with the terms of these RSUs; and (iii) the shares included in the TSR calculations due to the NSAM Spin-off (at a one-for-one ratio), the NRE Spin-off (at a one-for-six ratio) and our one-for two reverse stock split in 2015:

AWARD	TSR AMOUNT PER SHARE TO EARN THRESHOLD (25%)	TSR AMOUNT PER SHARE TO EARN MAXIMUM (100%)	ACTUAL TSR AMOUNT PER SHARE AS OF DECEMBER 31, 2015	SHARES INCLUDED
2013 RSUs	$34.04	$42.42	$54.08	NRF (one share); NSAM (two shares); NorthStar Europe (1/3 of one share)
2014 RSUs	$36.06	$44.94	$24.52	NRF (one share); NorthStar Europe (1/3 of one share)
Based on actual TSR, our named executive officers earned all of the 2012 RSUs. As a result, each of these RSUs was settled in the form of shares of common stock of the Company, NSAM and NorthStar Europe. In addition, each of these named executive officers also received the cash distributions that would have been paid during the second, third and fourth year of

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such four-year performance period with respect to the shares issued, as adjusted to reflect the reverse stock splits occurring during the performance period.
CLAWBACK POLICY
We have a clawback policy applicable to any officer who is designated as an executive officer by the Board. The policy provides that the Board may require the repayment or forfeiture of incentive payments paid to an executive officer on the basis of our performance in the event that: (i) there is a restatement of our financial statements filed with the SEC and a lower payment would have been made to the executive officer based upon the restated financial results; or (ii) it is subsequently determined that the achievement of a performance goal (other than financial results covered in (i)) was not met or was only met at a level that would have resulted in a lower payment to the executive officer and such executive officer knowingly provided inaccurate information that caused the incorrect determination and has been terminated for cause. The Board may require the repayment or forfeiture of the amount by which any of the individual executive officer’s incentive payments received during the three-year period preceding either the publication of the restated financial statements or the determination that achievement was not met (or only met at a lower level), respectively, exceeded the lower payment that would have been made based on the restated financial statements or such determination.
EXECUTIVE OFFICER STOCK OWNERSHIP GUIDELINES
The Compensation Committee adopted minimum equity ownership guidelines for our executive officers. Pursuant to these guidelines, each of our executive officers is expected to own an aggregate number of shares of common stock or RSUs of the Company or NSAM or common units or LTIP units in our operating partnership or NSAM’s operating partnership, whether vested or not, with an aggregate market value as follows (based on a multiple of combined annual salary from the Company and its subsidiaries and NSAM and its subsidiaries):

TITLE	GUIDELINE
Chairman	A multiple of 6X base salary in effect from time-to-time
Chief Executive Officer and President	A multiple of 4X base salary in effect from time-to-time
Chief Investment and Operating Officer	A multiple of 4X base salary in effect from time-to-time
Other Executive Officers	A multiple of 3X base salary in effect from time-to-time
For purposes of determining compliance with these guidelines: (i) equity that remains subject to performance-based vesting (i.e., vesting based on the satisfaction of criteria other than, or in addition to, continued employment) shall not be counted; (ii) at least one-third of the aggregate amount of equity held to satisfy these guidelines must constitute equity in the Company or our operating partnership; and (iii) at least one-third of the aggregate amount of equity held to satisfy these guidelines must constitute equity in NSAM or NSAM’s operating partnership. Ownership will include shares or units owned: (i) by such person directly or indirectly through a broker or other nominee holder; (ii) by such person’s immediate family members sharing such person’s household; (iii) by trusts for the benefit of such person or such person’s immediate family members; (iv) by entities controlled by such person and/or such person’s spouse and of which a majority of the equity interest are owned by such person or such person’s immediate family members; or (v) in a 401(k) plan, IRA or employee stock purchase or deferred compensation plan.
Compliance with these guidelines is measured as of the end of each fiscal year and, for any executive officer who did not hold such position as of the date we initially adopted these guidelines, compliance is first measured as of the end of the third full fiscal year following the year in which such officer was initially appointed to such position. As a result, these guidelines do not yet apply to Mr. Langer. All of our named executive officers to whom these guidelines applied were in compliance as of December 31, 2015.
EMPLOYMENT ARRANGEMENTS; TERMINATION AND CHANGE OF CONTROL ARRANGEMENTS
All of our named executive officers are co-employees with us and NSAM. Prior to the NSAM Spin-off, we had employment and non-competition agreements in effect with each of our named executive officers who was employed by us at the time. In connection with the NSAM Spin-off, NSAM or one of its subsidiaries entered into new employment agreements with each of these named executive officers that superseded the employment agreement we had with these named executive officers. As a result, we no longer have employment agreements with our named executive officers.
Our outstanding equity awards to our named executive officers provide for acceleration of vesting of some or all of the unvested portion of these awards upon a termination of employment in certain circumstances or a change of control of the Company or NSAM. See “Compensation Tables and Related Narrative-Compensation of Executive Officers-Potential Payments on Termination or Change of Control” for a summary of these arrangements. In many instances, senior management lose their jobs in connection with a change of control. By agreeing up front to protect our named executive officers from losing their equity or other compensation in the event of a change of control, we believe we can reinforce and

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COMPENSATION DISCUSSION AND ANALYSIS

encourage the continued attention and dedication of our executive officers to their assigned duties without distraction in the face of an actual or threatened change of control. This protection also aligns the interests of our named executive officers with those of our stockholders. We also believe that accelerated vesting of equity awards in the event of a termination without cause, by an executive for good reason or as a result of death or disability is appropriate in light of the fact that retention is the primary purpose of the vesting requirements in these equity awards.
COMPENSATION RISKS
We have concluded that risks arising from our policies and practices for compensating employees are not reasonably likely to have a material adverse effect on us.
EXECUTIVE COMPENSATION PROCESS
Overall, the Compensation Committee is responsible for determining and approving the compensation of all of our executive officers. The Compensation Committee typically meets several times each year in connection with the consideration and determination of executive compensation. Actions of the Compensation Committee may occur at regularly scheduled meetings, special meetings or by written consent. Specific meeting agendas are prepared by the chair of the Compensation Committee or our executive officers, although they reflect the direction of the Compensation Committee. Matters to be acted on by written consent may relate to matters that have been previously discussed and/or are summarized by one of our executive officers, a consultant engaged by the Compensation Committee or other advisor to the Company or the Compensation Committee.
For 2015, Messrs. Hamamoto and Tylis made recommendations to the Compensation Committee regarding the base salaries and cash bonuses, if any, to be paid directly to our executive officers in exchange for the services that they provide to us in their capacities as direct employees. The only other compensation that we paid to our executive officers for 2015 were equity compensation amounts that we were obligated to pay pursuant to the management agreement. While the Compensation Committee approved the issuance of the equity awards that we were contractually obligated to pay pursuant to the management agreement, it was not involved in determining the amounts or terms of these equity awards.
2015 SAY-ON-PAY VOTE
At our 2015 annual meeting, a non-binding, advisory resolution approving the compensation paid to our named executive officers, as disclosed in our proxy statement for the 2015 annual meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussions, was approved by our stockholders. Given the significant differences in the compensation decisions that the Compensation Committee had to make for 2015 as compared to 2014 prior to the NSAM Spin-off, the Compensation Committee generally did not consider the voting results on this resolution in determining compensation policies and decisions for 2015. In particular, because of the NSAM Spin-off we were contractually obligated to grant the equity awards that we made to our named executive officers for 2015 pursuant to the management agreement, the Compensation Committee did not consider the voting results on this resolution in its decisions to approve these equity awards. In addition, given the small portion of the aggregate overall compensation that our named executive officers receive for providing services to us that is represented by the base salaries and bonuses that we pay directly to our named executive officers, the Compensation Committee also did not consider the voting results on this resolution at our 2015 annual meeting in its decisions with respect to these matters.

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COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION TABLES AND RELATED NARRATIVE
SUMMARY COMPENSATION TABLE
The following table shows the compensation for each of our named executive officers in accordance with Item 402(c) of Regulation S-K.

	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	ALL OTHER COMPENSATION ($)(1)	TOTAL COMPENSATION ($)
Jonathan A. Langer Chief Executive Officer	2015	$142,019	$350,000	$1,600,000(2)	$—	$—	$2,092,019
David T. Hamamoto	2015	$157,500	—	$10,138,179(2)	—	$6,300	$10,301,979
Executive Chairman of NSAM and	2014	$603,750	$903,216(3)	$48,700,011(6)	$10,117,019(8)	$10,400	$60,334,396
Former Chief Executive Officer	2013	$1,050,000	$2,050,813(4)(5)	$7,854,998(7)	$7,498,865(9)(10)	$10,200	$18,464,876
Albert Tylis	2015	$90,000	—	$6,758,784(2)	—	$3,600	$6,852,384
Chief Executive Officer and President	2014	$345,000	$602,144(3)	$32,466,698(6)	$6,744,678(8)	$10,400	$40,168,920
of NSAM and Former President	2013	$600,000	$1,450,535(4)(5)	$5,236,660(7)	$5,249,223(9)(10)	$10,200	$12,546,618
Daniel R. Gilbert	2015	$90,000	—	$6,758,784(2)	—	$3,600	$6,852,384
Chief Investment and Operating Officer	2014	$345,000	$597,588(3)	$32,436,996(6)	$6,726,453(8)	$10,400	$40,116,437
	2013	$600,000	$1,436,866(4)(5)	$5,236,660(7)	$5,194,545(9)(10)	$10,200	$12,478,271
Debra A. Hess	2015	$86,250	—	$1,858,647(2)	—	$3,450	$1,948,347
Chief Financial Officer	2014	$330,625	$272,666(3)	$9,445,966(6)	$2,518,642(8)	$10,400	$12,578,299
	2013	$575,000	$407,633(4)(5)	$1,163,707(7)	$1,492,834(9)(10)	$10,200	$3,649,374
Ronald J. Lieberman	2015	$75,000	—	$901,102(2)	—	$3,000	$979,102
Executive Vice President,	2014	$287,500	$136,333(3)	$5,870,395(6)	$1,288,315(8)	$10,400	$7,592,943
General Counsel and Secretary	2013	$500,000	$203,817(4)(5)	$581,846(7)	$746,417(9)(10)	$10,200	$2,042,280

(1)	Represents matching contributions in connection with our 401(k) plan.

(2)
Represents the grant date fair value, computed in accordance with FASB ASC Topic 718, of awards that were granted to our named executive officers in 2015. For Messrs. Hamamoto, Tylis, Gilbert and Lieberman and Ms. Hess, includes grants of: (i) RSUs which remain subject to the achievement of cumulative performance goals for the four-year period ending December 31, 2017 and are subject to the executive’s continued employment with us, NSAM or any of its subsidiaries through such date; and (ii) deferred LTIP units, of which 25% were vested upon grant and the remainder were subject to vesting in three annual installments beginning on December 31, 2015, subject to the executive’s continued employment with us, NSAM or any of its subsidiaries through the applicable vesting dates. If we assumed that all of the performance goals and time vesting for the RSUs would be achieved at the grant date, the value of the awards at the grant date would have been as follows: David T. Hamamoto-$4,238,069; Albert Tylis-$2,825,373; Daniel R. Gilbert-$2,825,373; Debra A. Hess-$776,988; and Ronald J. Lieberman-$376,713. For Mr. Langer, represents a grant of LTIP units subject to vesting in four annual installments beginning on August 5, 2016, subject to continued employment with NSAM or any of its subsidiaries through the applicable vesting dates. The fair value of the deferred LTIP units and LTIP units was determined based on the stock price on the grant date. The fair value of the RSUs was determined by a Monte Carlo analysis under a risk-neutral premise using a risk-free interest rate of 1.00%. In March 2015, our operating partnership issued LTIP units, on a one-for-one basis, in settlement of the deferred LTIP units.

(3)
Represents the allocable discretionary portion of the deferred cash bonuses paid in 2014 under the NorthStar Realty Finance Corp. Executive Incentive Bonus Plan (the “Incentive Plan”) for 2012 and 2013, if applicable.

(4)
Represents the allocable discretionary portion of the annual cash bonuses under the Incentive Plan for 2013 and the allocable discretionary portion of the deferred cash bonuses paid in 2013 under the Incentive Plan for 2011 and 2012, if applicable.

(5)
Does not include the following discretionary portion of the deferred cash bonuses payable on December 31, 2014 (subject to continued employment with us, NSAM or any of its subsidiaries through such date), awarded to our named executive officers pursuant to the Incentive Plan for 2013: David T. Hamamoto-$448,808; Albert Tylis-$299,206; Daniel R. Gilbert-$294,649; Debra A. Hess-$134,967; and Ronald J. Lieberman-$67,483. Also, does not include the following deferred LTIP units issued in lieu of the 50% of the discretionary portion of the deferred cash bonuses under the Incentive Plan for 2013 that were subject to vesting based on continued employment with us, NSAM or any of its subsidiaries through December 31, 2015: David T. Hamamoto-9,428; Albert Tylis-6,285; Daniel R. Gilbert-6,190; Debra A. Hess-2,835; and Ronald J. Lieberman-1,417.

(6)
For each individual, 70% or more of the stock awards were granted in a one-time grant in connection with the NSAM Spin-off. Represents the grant date fair value, computed in accordance with FASB ASC Topic 718, of awards that were granted to our named executive officers in 2014.

(7)
Represents the grant date fair value, computed in accordance with FASB ASC Topic 718, of awards that were granted to our named executive officers in early 2013 under the Incentive Plan which, for Messrs. Hamamoto, Tylis, Gilbert and Lieberman and Ms. Hess, include: (i) RSUs which were subject to the achievement of cumulative performance goals for the four-year period ending December 31, 2015 and to the executive’s continued employment with us, NSAM or any of its subsidiaries through such date; and (ii) LTIP units (subsequently converted into shares of common stock of NRFC Sub-REIT Corp., which became shares of our common stock when our predecessor merged with and into NRFC Sub-REIT Corp.) which were subject to vesting in four annual installments beginning on January 29, 2013, subject to the executive’s continued employment with us, NSAM or any of its subsidiaries through the applicable vesting dates.

(8)
Represents the portion of the annual cash bonuses under the NSAM Incentive Plan for 2014 that were paid by us, which represented 50% of the total 2014 annual cash bonuses payable under the NSAM Incentive Plan and the allocable non-discretionary portion of the deferred cash bonuses paid in 2014 under the Incentive Plan for 2012 and 2013, if applicable.

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COMPENSATION DISCUSSION AND ANALYSIS

(9)
Represents the allocable non-discretionary portion of the annual cash bonuses under the Incentive Plan for 2013 and the allocable non-discretionary portion of the deferred cash bonuses paid in 2013 under the Incentive Plan for 2011 and 2012, if applicable.

(10)
Does not include the following non-discretionary portion of the deferred cash bonuses payable on December 31, 2014 (subject to continued employment with us, NSAM or any of its subsidiaries through such date), awarded to our named executive officers pursuant to the Incentive Plan for 2013: David T. Hamamoto-$1,795,234; Albert Tylis-$1,196,822; Daniel R. Gilbert-$1,178,597; Debra A. Hess-$539,868; and Ronald J. Lieberman-$269,934. Also, does not include the following deferred LTIP units issued in lieu of 50% of the non-discretionary portion of the deferred cash bonuses under the Incentive Plan for 2013 that were subject to vesting based on continued employment with us, NSAM or any of its subsidiaries through December 31, 2015: David T. Hamamoto-37,715; Albert Tylis-25,143; Daniel R. Gilbert-24,760; Debra A. Hess-11,341; and Ronald J. Lieberman-5,670.

2015 GRANTS OF PLAN-BASED AWARDS TABLE
The following table provides information about awards granted in 2015 to each of our named executive officers. There were no option awards in 2015.

		ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF	GRANT DATE
NAME	GRANT DATE	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)	STOCK OR UNITS (#)	FAIR VALUE ($)
Jonathan A. Langer	8/5/15	—	—	—	62,500	$1,600,000(3)
David T. Hamamoto	2/25/15	28,059	—	112,237	—	$2,615,122(1)
	2/25/15	—	—	—	199,234	$7,523,076(2)
Albert Tylis	2/25/15	18,706	—	74,824	—	$1,743,411(1)
	2/25/15	—	—	—	132,823	$5,015,396(2)
Daniel R. Gilbert	2/25/15	18,706	—	74,824	—	$1,743,411(1)
	2/25/15	—	—	—	132,823	$5,015,396(2)
Debra A. Hess	2/25/15	5,144	—	20,577	—	$479,444(1)
	2/25/15	—	—	—	36,526	$1,379,222(2)
Ronald J. Lieberman	2/25/15	2,494	—	9,976	—	$232,452(1)
	2/25/15	—	—	—	17,709	$668,692(2)

(1)
Represents RSUs granted on February 25, 2015 under the NSAM Incentive Plan as a portion of long-term bonus for 2014, which RSUs are subject to vesting based on the achievement of performance goals for the four-year period ending December 31, 2017 and continued employment through such date. Under the NSAM Incentive Plan, in early 2014, award recipients were granted percentage allocations in a long-term bonus pool, the size of which was to be determined based on NSAM’s revenues (less commission expenses, plus equity in earnings including CAD adjustments), determined on a pro forma basis, giving effect to the NSAM Spin-off as if it occurred on January 1, 2014. In accordance with the NSAM Incentive Plan, on February 25, 2015, these allocations were converted into these RSUs based on the dollar amount of such allocation divided by the 20-business day average closing price of our common stock of $35.04 on December 31, 2014. The following are the number of these RSUs that were granted to our named executive officers on February 25, 2015 pursuant to these awards: David T. Hamamoto-112,237; Albert Tylis-74,824; Daniel R. Gilbert-74,824; Debra A. Hess-20,577; and Ronald J. Lieberman-9,976. Each named executive officer’s RSUs will only be earned upon the achievement of cumulative performance goals for the four-year period ending December 31, 2017 and the executive’s continued employment with us, NSAM or any of its subsidiaries through such date. Because there is no established target amount for these RSUs under the NSAM Incentive Plan, there are no amounts reported under the “Target (#)” sub-column because the executives would not have earned any amounts if our performance for the four-year performance period under the NSAM Incentive Plan continued at the same annualized rate as we experienced from January 1, 2014 through December 31, 2015. The amount reported under the “Threshold (#)” sub-column equals 25% of the total number of RSUs, which represents the number of RSUs that would be earned if the minimum performance goal was achieved. See “Compensation Discussion and Analysis-Performance-Based Equity Awards - Prior Years” for additional information relating to these RSUs.

(2)
Represents deferred LTIP units granted on February 25, 2015 under the NSAM Incentive Plan as a portion of long-term bonus for 2014, which are subject to vesting based on continued employment through December 31, 2017. Under the NSAM Incentive Plan, in early 2014, award recipients were granted percentage allocations in a long-term bonus pool, the size of which was to be determined based on NSAM’s revenues (less commission expenses, plus equity in earnings including CAD adjustments), determined on a pro forma basis, giving effect to the NSAM Spin-off as if it occurred on January 1, 2014. In accordance with the NSAM Incentive Plan, on February 25, 2015, these allocations were converted into these deferred LTIP units based on the dollar amount of such allocation divided by the 20-business day average closing price of our common stock of $35.04 on December 31, 2014. The following are the number of these deferred LTIP units that were granted to our named executive officers on February 25, 2015 pursuant to the foregoing awards: David T. Hamamoto-199,234; Albert Tylis-132,823; Daniel R. Gilbert-132,823; Debra A. Hess-36,526; and Ronald J. Lieberman-17,709. Upon grant, 25% of each named executive officer’s deferred LTIP units were vested and the remainder was subject to vesting in three annual installments beginning on December 31, 2015, subject to the executive’s continued employment with us, NSAM or any of its subsidiaries through such dates. In March 2015, our operating partnership issued LTIP units, on a one-for-one basis, in settlement of these deferred LTIP units. The LTIP units issued remained subject to the same vesting conditions.

(3)
Represents LTIP units granted on August 5, 2015 in connection with the hiring of Mr. Langer, which were subject to vesting in four annual installments beginning on August 5, 2016, subject to the executive’s continued employment with NSAM or any of its subsidiaries through such dates.

DISCUSSION OF SUMMARY COMPENSATION AND GRANTS OF PLAN-BASED AWARDS TABLES
The terms of the awards set forth in the 2015 Grants of Plan-Based Awards Table relating to the manner in which these awards are treated in connection with a termination of employment or change of control are described below in “Compensation Tables and Related Narrative-Potential Payments on Termination or Change of Control.”

26 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2015
The following table sets forth certain information with respect to outstanding equity awards as of December 31, 2015 with respect to our named executive officers.

	STOCK AWARDS
NAME	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(1)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(3)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(2)
Jonathan A. Langer	62,500	$1,064,375	—	$—
David T. Hamamoto	183,042	$3,117,205	125,957	$2,145,048
Albert Tylis	122,028	$2,078,137	83,972	$1,430,043
Daniel R. Gilbert	122,028	$2,078,137	83,972	$1,430,043
Debra A. Hess	30,621	$521,476	19,647	$334,588
Ronald J. Lieberman	15,033	$256,012	9,745	$165,957

(1)	For Messrs. Hamamoto, Tylis, Gilbert and Lieberman and Ms. Hess, includes the following:

NAME	LONG-TERM BONUS 2014(a)	LONG-TERM BONUS 2013(b)	LONG-TERM BONUS 2012(c)	TOTAL
David T. Hamamoto	99,617	48,949	34,476	183,042
Albert Tylis	66,412	32,633	22,984	122,028
Daniel R. Gilbert	66,412	32,633	22,984	122,028
Debra A. Hess	18,264	7,252	5,108	30,624
Ronald J. Lieberman	8,855	3,626	2,554	15,035

(a)
Represents the unvested portion of LTIP units issued upon the settlement of deferred LTIP units granted on February 25, 2015 under the NSAM Incentive Plan as a portion of long-term bonus for 2014, which are scheduled to vest in substantially equal installments on December 31, 2016 and 2017, subject to the executive’s continued employment through such dates.

(b)
Represents the unvested portion of LTIP units issued upon the settlement of deferred LTIP units granted on February 28, 2014 under the Incentive Plan as a portion of long-term bonus for 2013, which are scheduled to vest in substantially equal installments on January 29, 2016 and 2017, subject to the executive’s continued employment through such dates.

(c)
Represents the unvested portion of shares of common stock originally granted as LTIP units in our operating partnership prior to the NSAM Spin-off and related restructuring, granted on February 13, 2013 under the Incentive Plan as a portion of long-term bonus for 2012, which are scheduled to vest on January 29, 2016, subject to the executive’s continued employment through such date.

For Mr. Langer, includes 62,500 LTIP units granted as of August 5, 2015, which are scheduled to vest in substantially equal installments on August 5, 2016, 2017, 2018 and 2019, subject to the executive’s continued employment through such dates.

(2)	The value of the awards reflected in the table is based on a price per share or unit of $17.03, which was the closing price of our common stock as of December 31, 2015.

(3)
Represents: (i) RSUs relating to a portion of long-term bonus for 2013 under the Incentive Plan that will only be earned based upon the achievement of cumulative performance goals for the four-year period ending December 31, 2016 and (ii) RSUs relating to a portion of long-term bonus for 2014 under the NSAM Incentive Plan that will only be earned based upon the achievement of cumulative performance goals for the four-year period ending December 31, 2017. Assuming our performance for the four-year performance period applicable to these awards continues at the same annualized rate as we experienced from the beginning of each performance period through December 31, 2015, each executive would fully earn the RSUs granted for 2013 and would not earn any of the RSUs granted for 2014. As a result, in accordance with SEC rules, the table reflects the maximum number of RSUs granted for 2013 and 25% of the number of RSUs granted for 2014, which represents the amount that would be earned if the “threshold” performance goal was achieved. See “Compensation Discussion and Analysis-Performance-Based Equity Awards - Prior Years” for additional information relating to these RSUs.

27 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

OPTION EXERCISES AND STOCK VESTED IN 2015
The following table sets forth certain information with respect to stock awards vesting during the year ended December 31, 2015 with respect to our named executive officers.

	STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)(1)	VALUE REALIZED ON VESTING ($)(2)
Jonathan A. Langer	—	—
David T. Hamamoto	386,722	$9,762,675
Albert Tylis	252,590	$6,309,686
Daniel R. Gilbert	252,111	$6,301,529
Debra A. Hess	66,829	$1,620,653
Ronald J. Lieberman	31,105	$725,427

(1)	Represents shares of our common stock, LTIP units and RSUs that vested during 2015.

(2)	Based on the closing price of our common stock on the date of vesting, which ranged from $17.03 per share to $38.04 per share.

POTENTIAL PAYMENTS ON TERMINATION OR CHANGE OF CONTROL
Our outstanding equity awards to our named executive officers provide for acceleration of vesting of some or all of the unvested portion of these awards upon a termination of employment in certain circumstances or a change of control of the Company or NSAM. The discussion below describes these provisions.
We do not have employment agreements with our named executive officers, but we have agreed to pay directly or reimburse our manager for the portion of any severance paid by our manager or NSAM or its other subsidiaries to an individual pursuant to the terms of any employment, consulting or similar service agreement, including the employment agreements with NSAM or its subsidiaries and our named executive officers, that corresponds to or is attributable to: (i) the equity compensation that we are required to pay directly or reimburse our manager pursuant to the management agreement; (ii) any cash and/or equity compensation paid directly by us to such individual as an employee or other service provider of the Company; and (iii) any amounts paid to such individual by our manager or NSAM or its other subsidiaries that we are obligated to reimburse our manager pursuant to the management agreement. Because our obligation to pay these amounts is owed to our manager and not directly to our named executive officers and we do not control the terms of the agreements between our manager or NSAM or its other subsidiaries and our named executive officers, the discussion below does not include these amounts or a discussion of any arrangements that our manager or NSAM or its other subsidiaries may have with our named executive officers pursuant to which our obligations to our manager may arise.
Other than these provisions applicable to our outstanding equity awards, we do not have any contracts, plans or arrangements that provide for payment to any of our named executive officers in connection with any termination, change of control of the Company or change in such officer’s responsibilities.
Termination
In the event one of our named executive officer’s employment is terminated without cause, by the executive for good reason or as a result of death or disability, then:

•
as a result of the terms of the award agreements and provisions contained in the executive’s current employment agreement with NSAM or one of its subsidiaries, the equity awards granted to the executive that were scheduled to vest based solely on continued employment through a future date will vest in full;

•
with respect to the RSUs granted to the executive as long-term bonus pursuant to the Incentive Plan or NSAM Incentive Plan that were subject to performance-based vesting criteria, the number of RSUs that will vest, if any, will continue to be determined at the end of the applicable long-term bonus performance period but the number of RSUs earned will be pro-rated based on the number of days that the named executive officer was employed during such long-term bonus performance period and will not be subject to continued employment through the end of such long-term bonus performance period, except that a termination in connection with a change of control will be treated as if it was a change of control for purposes of awards granted under the NSAM Incentive Plan;

28 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

•
with respect to the executive’s NRF Time-Based Award for 2015 under the NSAM Incentive Plan, a pro rata percentage of the award will vest based on the percentage of the plan year that elapsed prior to the termination (i.e., 100% with respect to a termination on or after the end of 2015); and

•
with respect to the executive’s NRF TSR Award for 2015 under the NSAM Incentive Plan, a pro rata percentage of the award will be retained based on the percentage of the performance period that elapsed prior to the termination and vesting of these remaining amounts will remain subject to the same performance-based criteria, which will be determined at the end of the performance period, except that a termination in connection with a change of control will be treated as if it was a change of control for purposes of awards granted under the NSAM Incentive Plan.

Termination of employment with respect to equity awards granted under the Incentive Plan refers to the termination of employment from all of NSAM, the Company and their respective subsidiaries. Termination of employment with respect to all other equity awards refers to termination of employment from NSAM. The vesting of awards described above is subject to the executive’s execution of a general release of claims in favor of the Company and related persons and entities.
Change of Control
In the event of a change of control of the Company or NSAM:

•
as a result of the terms of the award agreements, the equity awards granted to our named executive officers as deferred bonus or long-term bonus pursuant to the Incentive Plan that were scheduled to vest based solely on continued employment through a future date will vest in full;

•
with respect to the RSUs granted as long-term bonus pursuant to the Incentive Plan or NSAM Incentive Plan that were subject to performance-based vesting criteria, the number of RSUs that will vest will be equal to the greater of: (i) a pro-rated portion of such RSUs based on the percentage of the applicable long-term bonus performance period that elapsed from the first day of such period through the date of the change of control; or (ii) the number of RSUs that would have been earned if the stock price as of the end of the applicable long-term bonus performance period equaled the stock price as of the date of the change of control;

•
with respect to the NRF Time-Based Awards for 2015 under the NSAM Incentive Plan, a pro rata percentage of the awards will vest based on the percentage of the plan year that elapsed prior to the change of control (i.e., 100% with respect to a change of control on or after the end of 2015); and

•
with respect to the NRF TSR Awards for 2015 under the NSAM Incentive Plan, a pro rata percentage of the awards will vest based on the greater of the percentage of the performance period (i.e., the four-year period ending December 31, 2018) that has elapsed or the percentage of such awards that would have been earned if the stock price as of the end of the performance period equaled the stock price on the date of the change of control.

With respect to the equity awards under the NSAM Incentive Plan, if the change of control had occurred prior to the end of the plan year, the amount of the long-term bonus pool used to determine the amount of the award would have been adjusted on an equitable basis to reflect the shortened plan year, the NRF Time-Based Award would have been payable in shares of our common stock and we would have had the option to pay the long-term bonus in cash instead of equity.
No Tax Gross-Up
We are not subject to any contractual arrangements that require us to provide any tax gross-up payment to any of our named executive officers. In connection with the NSAM Spin-off, our employment agreements with Messrs. Hamamoto, Tylis and Gilbert that had provided for a tax gross-up payment in the event they were terminated without cause or resigned for good reason following a change of control and become subject to the so-called “parachute” excise tax imposed by Internal Revenue Code Sections 280G and 4999 were superseded by new employment agreements that these executives entered into with NSAM. The new employment agreements with NSAM do not provide for a similar tax gross-up payment and, instead, provide that, in the event that any payment or benefit to be paid or provided to the executive would be subject to the excise tax under Internal Revenue Code Sections 280G and 4999, payments and benefits to the executive will be reduced to the extent necessary to avoid the imposition of such excise tax, but only if such reduction would result in a greater after-tax benefit to the executive.
TERMINATION/CHANGE OF CONTROL COMPENSATION TABLE
The following table shows the potential payments to our named executive officers upon a termination of employment without cause or for good reason, upon a change of control of the Company or NSAM and upon the death or disability of a named executive officer based on our agreements and plans in effect as of December 31, 2015. The types of events constituting cause, good reason, disability and a change of control may differ in some respects among the different arrangements providing for benefits to the named executive officers; however, for consistency in presentation, our executive compensation

29 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

arrangements have been grouped together based on these concepts without regard for any such differences. Our named executive officers are not entitled to any payments if they are terminated for cause or resign without good reason or if they retire. In preparing the tables below, we assumed the termination or change of control occurred on December 31, 2015 (the closing price per share of our common stock was $17.03 as of December 31, 2015).

NAME	PAYMENTS/BENEFITS	TERMINATION WITHOUT CAUSE OR FOR GOOD REASON		CHANGE OF CONTROL	DEATH OR DISABILITY
Jonathan A. Langer	Common Stock/ LTIP Units(1)		$1,064,375	$1,064,375		$1,064,375
David T. Hamamoto	Common Stock/ LTIP Units(1)		$3,117,205	$3,117,205		$3,117,205
	Performance-Based RSUs(2)	$	—(3)	$3,480,074	$	—(3)
	NSAM Incentive Plan (2015)(4)		$6,486,284(3)	$7,426,438		$6,486,284(3)
Albert Tylis	Common Stock/ LTIP Units(1)		$2,078,137	$2,078,137		$2,078,137
	Performance-Based RSUs(2)	$	—(3)	$2,320,053	$	—(3)
	NSAM Incentive Plan (2015)(4)		$4,324,189(3)	$4,950,957		$4,324,189(3)
Daniel R. Gilbert	Common Stock/ LTIP Units(1)		$2,078,137	$2,078,137		$2,078,137
	Performance-Based RSUs(2)	$	—(3)	$2,320,053	$	—(3)
	NSAM Incentive Plan (2015)(4)		$4,324,189(3)	$4,950,957		$4,324,189(3)
Debra A. Hess	Common Stock/ LTIP Units(1)		$521,476	$521,476		$521,476
	Performance-Based RSUs(2)	$	—(3)	$555,412	$	—(3)
	NSAM Incentive Plan (2015)(4)		$1,204,396(3)	$1,378,966		$1,204,396(3)
Ronald J. Lieberman	Common Stock/ LTIP Units(1)		$256,012	$256,012		$256,012
	Performance-Based RSUs(2)	$	—(3)	$274,537	$	—(3)
	NSAM Incentive Plan (2015)(4)		$793,223(3)	$908,197		$793,223(3)

(1)
Represents the number of unvested shares of our common stock and LTIP units outstanding as of December 31, 2015 multiplied by $17.03, which was the closing price per share of our common stock as of December 31, 2015.

(2)
Represents the value of the otherwise unvested portion of RSUs under the Incentive Plan and NSAM Incentive Plan that would have vested as of December 31, 2015, based on a price per share of our common stock equal to $17.03, which was the closing price per share of our common stock as of December 31, 2015, plus the amount of accumulated dividends that would have been paid with respect to such RSUs.

(3)
Does not include: (i) the value of the following RSUs allocated to our named executive officers under the Incentive Plan, which are subject to the achievement of cumulative performance goals for the four-year period ending December 31, 2016: David T. Hamamoto-97,898; Albert Tylis-65,266; Daniel R. Gilbert-65,266; Debra A. Hess-14,503; and Ronald J. Lieberman-7,251; (ii) the value of the following RSUs allocated to our named executive officers under the NSAM Incentive Plan for 2014, which are subject to the achievement of cumulative performance goals for the four-year period ending December 31, 2017: David T. Hamamoto-112,237; Albert Tylis-74,824; Daniel R. Gilbert-74,824; Debra A. Hess-20,577; and Ronald J. Lieberman-9,976; and (iii) the value of the following RSUs allocated to our named executive officers under the NSAM Incentive Plan for 2015, which are subject to the achievement of cumulative performance goals for the four-year period ending December 31, 2018: David T. Hamamoto-220,823; Albert Tylis-147,215; Daniel R. Gilbert-147,215; Debra A. Hess-41,003; and Ronald J. Lieberman-27,005. Following the conclusion of the respective performance periods ending December 31, 2016, December 31, 2017 and December 31, 2018, the named executive officer would be entitled to the number of units that would have been earned had the named executive officer been an employee of the Company at such time, pro-rated based on the date of termination without cause, resignation for good reason or death or disability.

(4)
Represents: (i) the number of vested shares of our common stock; and (ii) the number of vested RSUs that the executive would have been entitled to receive as long-term bonus for 2015 under the NSAM Incentive Plan as NRF Time-Based Award and NRF TSR Award, respectively, multiplied by $17.03, which was the closing price per share of our common stock as of December 31, 2015.

The tables above do not include payments that we may be obligated to make as a result of our agreement with our manager to pay directly or reimburse our manager for the portion of any severance paid to our named executive officers by our manager or NSAM or its other subsidiaries. In the event that all of our named executive officers were terminated without cause or for good reason as of December 31, 2015, we would be obligated to pay directly or to reimburse our manager $67,006,784 of the cash severance payments that NSAM or its subsidiaries would have owed to our named executive officers, or, if such termination was in connection with a change of control, $90,055,368 of such cash severance payments. See the discussion above for additional information relating to these reimbursement arrangements. The tables above also do not include payments and benefits to the extent they are generally provided on a non-discriminatory basis to salaried employees upon termination of employment, including: (i) life insurance upon death in the amount of three times the employee’s annual salary but not exceeding a total of $750,000; and (ii) disability benefits.

30 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

EQUITY COMPENSATION PLAN INFORMATION
The following table provides summary information on the securities issuable under our equity compensation plans as of December 31, 2015.

	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1)(2)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY INCENTIVE PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (a))
PLAN CATEGORY	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,569,063	N/A	—
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,569,063		—

(1)
As of December 31, 2015, represents (i) 602,418 unvested RSUs, and (ii) 966,645 LTIP units (857,415 of which are unvested and 109,230 of which are vested). Conditioned on minimum allocation to the capital accounts of the LTIP unit for federal income tax purposes, each LTIP unit may be converted, at the election of the holder, into one common unit in our operating partnership, or OP units. Each of the OP units underlying these LTIP units are redeemable at the election of the OP Unit holder, at our option in our capacity as general partner of our operating partnership for: (i) cash equal to the then fair value of one share of our common stock; or (ii) one share of our common stock. Because we are a REIT that conducts substantially all of its operations through an operating partnership and we use LTIP units, which are a class of units in our operating partnership, in lieu of shares of restricted stock for certain of our full-value equity awards, we do not consider vested LTIP units to be part of our overhang. For purposes of determining our overhang, we consider vested LTIP units in the same manner as vested shares of restricted stock. Excludes: (i) 542,622 performance based RSUs for which performance hurdles have not yet been met; and (ii) 901,606 outstanding LTIP units for which we did not have reserved shares of stock under our equity compensation plans and have the right to settle in cash.

(2)	As of December 31, 2015, there were 81,377 unvested shares of restricted stock outstanding.

31 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY BY DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth, as of May 9, 2016, the total number and the percentage of shares of our common stock beneficially owned by:

•	each of our directors and each nominee for director;

•	each of our named executive officers; and

•	all of our directors and named executive officers as a group.

	COMMON STOCK		COMMON STOCK AND UNITS
NAME AND ADDRESS OF BENEFICIAL OWNER(1)	NUMBER OF SHARES BENEFICIALLY OWNED(2)	% OF COMMON STOCK	NUMBER OF SHARES AND UNITS BENEFICIALLY OWNED(2)	% OF SHARES AND UNITS	NUMBER OF SHARES, UNITS, AND PERFORMANCE RSUS BENEFICIALLY OWNED(2)	% OF SHARES, UNITS AND RSUS
David T. Hamamoto(3)	840,616	*	1,357,327	*	1,788,285	1.00%
Albert Tylis(4)	308,914	*	585,910	*	873,215	*
Daniel R. Gilbert(5)	427,444	*	750,539	*	1,037,844	*
Jonathan Langer(6)	33,551	*	96,051	*	96,051	*
Debra A. Hess(7)	82,399	*	168,506	*	244,589	*
Ronald J. Lieberman(8)	58,183	*	90,231	*	134,463	*
Judith A. Hannaway(9)	16,373	*	23,526	*	23,526	*
Wesley D. Minami(9)	28,279	*	35,432	*	35,432	*
Louis J. Paglia(9)	49,928	*	57,081	*	57,081	*
Gregory Z. Rush(10)	—	—	10,955	*	10,955	*
Charles W. Schoenherr(11)	5,500	*	19,211	*	19,211	*
All directors and executive officers as a group (11 persons)	1,851,187	1.03%	3,194,769	1.77%	4,320,652	2.39%

*	Less than one percent.

(1)	The address of each of the directors and executive officers is 399 Park Avenue, 18th Floor, New York, NY 10022.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. “Number of Shares Beneficially Owned” includes all shares of common stock (i) the investor actually owns beneficially or of record, (ii) over which the investor has or shares direct or indirect voting or dispositive control (such as in the capacity as a general partner of an investment fund); and (iii) over which the investor has the right to acquire direct or indirect voting or dispositive control within 60 days. The “Number of Shares and Units Beneficially Owned” includes all shares included in the “Number of Shares Beneficially Owned” column plus the number of shares of common stock for which (i) RSUs may be settled upon the achievement or time-based vesting and (ii) LTIP units may be redeemed for cash or, at our option, shares of common stock, subject to certain conditions, and in accordance with the limited partnership agreement of our Operating Partnership. The “Number of Shares, Units and Performance RSUs Beneficially Owned” includes all shares, RSUs and LTIP units included in the “Number of Shares and Units Beneficially Owned” column plus the number of RSUs such person holds that are subject to performance-based vesting. Except as otherwise noted, each beneficial owner has sole voting and investment power over the shares and units. Holders of LTIP units and RSUs are not entitled to vote such units on any of the matters presented at the 2016 annual meeting.

(3)
Includes: (i) 3,261 shares of common stock held by DTH Investment Holdings LLC, of which Mr. Hamamoto is the managing member; (ii) 56,997 shares of common stock held by The David T. Hamamoto GRAT I-2014-NRF, a grantor trust for the benefit of Mr. Hamamoto’s children and of which Mr. Hamamoto is the trustee; (iii) 150,000 shares of common stock held by The David T. Hamamoto GRAT 2015-NRF, a grantor trust for the benefit of Mr. Hamamoto’s children and of which Mr. Hamamoto is the trustee; and (iv) 285,656 shares of common stock not yet vested. Also includes, only under the “Number of Shares and Units Beneficially Owned” column, 516,711 LTIP units, 124,092 of which are not yet vested. Further includes, only under the “Number of Shares, Units and Performance RSUs Beneficially Owned” column, 430,958 RSUs subject to performance-based vesting conditions.

(4)
Includes 190,437 shares of common stock not yet vested. Also includes, only under the “Number of Shares and Units Beneficially Owned” column, 276,996 LTIP units, 82,727 of which are not yet vested. Further includes, only under the “Number of Shares, Units and Performance RSUs Beneficially Owned” column, 287,305 RSUs subject to performance-based vesting conditions.

(5)
Includes 190,437 shares of common stock not yet vested. Also includes, only under the “Number of Shares and Units Beneficially Owned” column, 323,095 LTIP units, 82,727 of which are not yet vested. Further includes, only under the “Number of Shares, Units and Performance RSUs Beneficially Owned” column, 287,305 RSUs subject to performance-based vesting conditions.

(6)	Includes 33,551 shares of common stock not yet vested. Also includes, only under the “Number of Shares and Units Beneficially Owned” column, 62,500 LTIP units not yet vested.

32 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management

(7)
Includes 53,042 shares of common stock not yet vested. Also includes, only under the “Number of Shares and Units Beneficially Owned” column, 86,107 LTIP units, 21,889 of which are not yet vested. Further includes, only under the “Number of Shares, Units and Performance RSUs Beneficially Owned” column, 76,083 RSUs subject to performance-based vesting conditions.

(8)
Includes 34,934 shares of common stock not yet vested. Also includes, only under the “Number of Shares and Units Beneficially Owned” column, 32,048 LTIP units, 10,667 of which are not yet vested. Further includes, only under the “Number of Shares, Units and Performance RSUs Beneficially Owned” column, 44,232 RSUs subject to performance-based vesting conditions.

(9)	Includes, only under the “Number of Shares and Units Beneficially Owned” column, 7,153 LTIP units.

(10)	Includes, only under the “Number of Shares and Units Beneficially Owned” column, 10,955 RSUs, all of which are not yet vested.

(11)
Includes 5,500 shares of common stock held by Schoenherr Interests LP, a limited partnership of which Mr. Schoenherr is a general partner. Also includes, only under the “Number of Shares and Units Beneficially Owned” column, 10,724 LTIP units, 2,380 of which are not yet vested.

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY BY 5% STOCKHOLDERS
The following table sets forth how many shares of our common stock are beneficially owned by each person known to us to be the beneficial owner of more than five percent (5%) of the outstanding shares of our common stock, in each case, based solely on, and as of the date of, such person’s filing of a Schedule 13D or Schedule 13G with the SEC.

	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP
NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER	PERCENTAGE
The Vanguard Group(1)	25,662,028	14.10%

(1)
Based on information included in the Schedule 13G/A filed by The Vanguard Group on February 11, 2016 (the “Vanguard 13G”). According to the Vanguard 13G, The Vanguard Group beneficially owns 25,662,028 shares of our common stock, with sole voting power over 133,444 shares, shared voting power over 7,800 shares, sole dispositive power over 25,531,071 shares and shared dispositive power over 130,957 shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

33 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

PROPOSAL NO. 3: Ratification of Appointment of Our Independent Registered Public Accounting Firm

PROPOSAL NO. 3:	Ratification of Appointment of Our Independent Registered Public Accounting Firm
The Audit Committee of our Board of Directors has appointed Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. A representative of Grant Thornton LLP is expected to be present at the annual meeting and will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.
Stockholder ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate governance.
If this selection is not ratified by our stockholders, the Audit Committee may, but need not, reconsider its appointment and endorsement. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company.
Our Board of Directors Recommends a Vote “FOR” Ratification of the Selection of Grant Thornton LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2016.
AUDIT COMMITTEE REPORT
The following report of the Audit Committee of the Board of Directors, or the Board, of NorthStar Realty Finance Corp., or the Company, does not constitute soliciting material and should not be considered filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this report by reference therein.
The Audit Committee operates under a written charter adopted by the Board, consistent with the corporate governance rules of the Securities and Exchange Commission, or the SEC, and the New York Stock Exchange, or the NYSE. A copy of the Audit Committee charter is available on the Company’s website at www.nrfc.com. The Board has determined that all members of the Audit Committee meet the independence standards established by the NYSE.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the preparation of the financial statements and the reporting process, including maintaining a system of internal control over financial reporting and disclosure controls and procedures. The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the Company’s independent registered public accounting firm. The Audit Committee appointed Grant Thornton LLP, an independent registered public accounting firm, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The independent registered public accounting firm is responsible for performing an audit of the Company’s consolidated financial statements in accordance with generally accepted accounting principles, or U.S. GAAP, and issuing a report thereon. The Audit Committee reviews and oversees these processes, including oversight of: (1) the integrity of the Company’s financial statements; (2) the Company’s independent registered public accounting firm’s qualifications and independence; (3) the performance of the Company’s independent registered public accounting firm and the Company’s internal audit function, which was performed by David Landau & Associates, LLC for the 2015 year; and (4) the Company’s compliance with legal and regulatory requirements.
In discharging its oversight role, the Audit Committee reviewed and discussed with the Company’s management and Grant Thornton LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2015, the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, including discussions regarding critical accounting policies, other financial accounting and reporting principles and practices appropriate for the Company, the quality of such principles and practices and the reasonableness of significant judgments. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. GAAP. The Audit Committee also discussed with Grant Thornton LLP the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board.
In addition, the Audit Committee discussed with Grant Thornton LLP its independence from the Company and the Company’s management and Grant Thornton LLP provided to the Audit Committee the written disclosures and letter required from the

34 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

PROPOSAL NO. 3: Ratification of Appointment of Our Independent Registered Public Accounting Firm

independent registered public accounting firm by the applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence.
The Audit Committee discussed with Grant Thornton LLP the overall scope and plans for their audit. The Audit Committee met with Grant Thornton LLP, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting.
Based on such review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements for the fiscal year ended December 31, 2015 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which is filed with the SEC. The Board approved this recommendation.
Audit Committee:
Louis J. Paglia, Chairperson
Wesley D. Minami
Charles W. Schoenherr

35 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

Independent Registered Public Accounting Firm's Fees

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES
Aggregate fees billed and expected to be billed by Grant Thornton LLP for the fiscal years ended December 31, 2015 and 2014 were as follows:

TYPE OF FEE	2015	2014
Audit Fees	$8,597,463	$4,210,395
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$8,597,463	$4,210,395
Fees for audit services for the fiscal years ended December 31, 2015 and 2014 include fees associated with the annual audits for such years, including Section 404 attest services, the quarterly review of the Form 10-Qs for the three month periods ended March 31, 2015, June 30, 2015, September 30, 2015, March 31, 2014, June 30, 2014 and September 30, 2014, and for other attest services, including issuance of consents and review of the Company’s registration statements on Form S-3, registration statements on Form S-4 and other documents filed by the Company with the SEC as well as services rendered in connection with the Company’s equity and debt offerings.
AUDIT COMMITTEE PRE-APPROVAL POLICY
In accordance with applicable laws and regulations, the Audit Committee reviews and pre-approves any audit and non-audit services to be performed by Grant Thornton LLP to ensure that the work does not compromise its independence in performing audit services. The responsibility for pre-approval of audit and permitted non-audit services includes pre-approval of the fees for such services and the other terms of the engagement. The Audit Committee annually reviews and pre-approves all audit, audit-related, tax and all other services that are performed by the Company’s independent registered public accounting firm. The Audit Committee pre-approved all of the services listed in the table above. In some cases, the Audit Committee pre-approves the provision of a particular category or group of services for up to a year, subject to a specified budget. The Audit Committee has also authorized the chairperson of the Audit Committee to pre-approve permissible services and related fees and the chairperson must report such pre-approval to the full Audit Committee at its next scheduled meeting.

36 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

PROPOSAL NO. 4: Approval of Amended And Restated 2004 Omnibus Stock Incentive Plan

PROPOSAL NO. 4:	Approval of Amended And Restated 2004 Omnibus Stock Incentive Plan

INTRODUCTION
On April 27, 2016, our Board voted to amend and restate our Second Amended and Restated 2004 Stock Incentive Plan to increase the number of shares available for issuance thereunder, as well as to provide for awards that may qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder and make certain other amendments.
Our Board of Directors recommends a vote “FOR” approval of the Third Amended and Restated 2004 Stock Incentive Plan.
SHARES AVAILABLE FOR ISSUANCE
The Third Amended and Restated 2004 Stock Incentive Plan increases the reserved shares under the plan by 3,000,000 shares. As of May 9, 2016, there were no shares available for grant under our equity incentive plans. In addition, as of the same date, there were 1,125,883 unvested performance-based RSUs, 235,790 unvested time-based RSUs and 1,860,144 LTIP units outstanding for which we had not reserved shares of stock under our equity incentive plans. Based solely on the closing price of our common stock as reported on the NYSE on May 9, 2016, the maximum aggregate market value of the additional 3,000,000 shares that could potentially be issued under the Third Amended and Restated 2004 Stock Incentive Plan is approximately $42.8 million.
Adding shares to the Second Amended and Restated 2004 Stock Incentive Plan will enable us to settle our outstanding RSUs and future equity awards that we may be obligated to issue pursuant to our management agreement in shares of our common stock instead of cash if and when they vest. Pursuant to the management agreement that we entered into with our manager, we agreed, together with NorthStar Europe and any company spun-off from us or NorthStar Europe, to pay directly or reimburse NSAM for up to 50% of any long-term bonus or other compensation that its compensation committee determines shall be paid and/or settled in the form of equity and/or equity-based compensation to executives (including our executive officers), employees, service providers and staff of NSAM during any year. Subject to the foregoing limitation and the limitations contained in any applicable management agreement between NSAM and NorthStar Europe or any company spun-off from us or NorthStar Europe, the amount paid by us, NorthStar Europe and any company spun-off from us or NorthStar Europe will be determined by NSAM in its discretion. At the discretion of NSAM’s compensation committee, this compensation may be granted in shares of restricted stock, RSUs, LTIP units or other forms of equity compensation or stock-based awards; provided that if at any time, a sufficient number of shares of our common stock are not available for issuance under our equity compensation plans, this compensation will be paid in the form of RSUs, LTIP units or other securities that may be settled by us in cash. Without an increase in the number of shares available for issuance under the plan, we may be required to settle future equity awards in cash, which could have an adverse impact on our financial results and our liquidity.
BURN RATE
The following table sets forth information regarding all equity awards granted or earned for each year in the three-year period ended December 31, 2015. The following table also sets forth the corresponding burn rate for each year, which is defined as: (i) the number of shares subject to equity awards granted (or, for awards subject to performance based vesting, earned) in a fiscal year divided by (ii) the weighted average common shares outstanding for that year. We did not grant any stock options or other option awards (nor were any such awards earned) during the three years ended December 31, 2015.

	2015	2014	2013
Time-based full-value awards granted(1)	960,785	844,657	530,494
Performance-based full-value awards earned(2)	352,418	381,448	—
Total full value awards	1,313,203	1,226,105	530,494
Weighted average common shared/units outstanding(3)	174,873,073	98,035,880	52,953,880
Average Burn Rate(4)	0.75%	1.25%	1.00%
3-Year Average Burn Rate	1.0%

(1)
For each year, includes the number of LTIP Units and shares of common stock granted during such year that were vested or subject to vesting solely based on the grantee’s continued employment through one or more vesting dates.

37 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

PROPOSAL NO. 4: Approval of Amended And Restated 2004 Omnibus Stock Incentive Plan

(2)	For each year, includes the number of LTIP Units and shares of common stock earned during such year based on the achievement of performance-based vesting criteria.

(3)	For each year, represents the weighted average number of shares of our common stock.

(4)	Represents total full-value awards divided by weighted average common shares outstanding.

SUMMARY OF THE MATERIAL FEATURES OF THE THIRD AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN
The material features of the Third Amended and Restated 2004 Stock Incentive Plan are:

•
The maximum number of shares of common stock to be issued under the Third Amended and Restated 2004 Stock Incentive Plan is 8,608,259 shares, representing an increase of 3,000,000 shares from the aggregate number of shares reserved for issuance under the Second Amended and Restated 2004 Stock Incentive Plan;

•
Shares tendered or held back upon exercise of a stock option will not be added back to the reserved pool under the Third Amended and Restated 2004 Stock Incentive Plan. Upon the exercise of a stock option or stock appreciation right, the full number of shares underlying the award that are not issued in connection with the stock settlement of the award will not be added back to the reserved pool. Additionally, shares of common stock used to pay the exercise price or withholding taxes related to a stock option, as well as shares reacquired by the Company on the open market or otherwise using cash proceeds of option exercises, will not be added to the reserved pool;

•
The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, other equity-based awards and cash-based awards (which includes awards payable in cash or property other than our equity) is permitted;

•
Persons eligible to receive awards under the Third Amended and Restated 2004 Stock Incentive Plan will include our officers, directors, employees, consultants or advisors, including any person who provides services to us in his or her capacity as an officer, director, employee, consultant or advisor of NSAM or its subsidiaries;

•
Without stockholder approval, the exercise price of stock options and stock appreciation rights will not be reduced, and stock options and stock appreciation rights will not be otherwise repriced through cancellation in exchange for cash, other awards or stock options or stock appreciation rights with a lower exercise price; and

•	The Third Amended and Restated 2004 Stock Incentive Plan will expire on June 20, 2026.

QUALIFIED PERFORMANCE-BASED COMPENSATION UNDER SECTION 162(M) OF THE INTERNAL REVENUE CODE
To ensure that certain awards granted under the Third Amended and Restated 2004 Stock Incentive Plan to a “Covered Employee” (as defined in the Internal Revenue Code) qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, the Third Amended and Restated 2004 Stock Incentive Plan provides that either our Board or a committee appointed by our Board to administer the plan (in either case, the “Administrator”) may require that the vesting of such awards be conditioned on the satisfaction of performance criteria. Such performance criteria may be applicable to the organizational level or entity specified by the Administrator, including, but not limited to, the Company’s parent, if any, the Company or a unit, division, group, or subsidiary of the Company, any other identifiable portion of the operations of the Company and/or its subsidiaries (e.g., same store property portfolios or portfolios of similar types of properties), any company managed by us, or any unit, division, group or subsidiary of any company managed by us or other identifiable portions of the operations of such companies and/or their subsidiaries, and/or any combination of the foregoing. Our performance criteria may include any or all of the following: total stockholder return; cash available for distribution; net operating income; capital raising for entities sponsored by the Company; earnings before interest, taxes, depreciation and amortization; net income (loss) (either before or after interest, taxes, depreciation and/or amortization or any other adjustment); changes in the market price of our common stock or stock of any of our subsidiaries; funds from operations or similar measures, including adjusted funds from operations and equity adjusted funds from operations; sales or revenue; acquisitions or strategic transactions; operating income (loss); cash flow (including, but not limited to, operating cash flow and free cash flow); return on capital, assets, equity, or investment; return on sales; liquidity; balance sheet liquidity; collateralized debt obligation, or CDO, liquidity; discounted payoff; non-traded REIT capital raise; gross or net profit levels; productivity; expense; margins; operating efficiency; working capital; earnings (loss) per share of common stock or stock of any of our subsidiaries; sales or market share and assets under management, or any of these as adjusted, as well as other measures, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.
The Administrator will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, the maximum award granted to any one individual that is

38 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

PROPOSAL NO. 4: Approval of Amended And Restated 2004 Omnibus Stock Incentive Plan

intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code will not exceed 2,500,000 shares of common stock or $100,000,000 (or an equivalent amount of equity interests of any company managed by us or other property valued in the manner as determined by the Administrator) in the case of a performance-based award that is a cash-based award for any performance cycle.
SUMMARY OF THE THIRD AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN
The following description of certain material features of the Third Amended and Restated 2004 Stock Incentive Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Third Amended and Restated 2004 Stock Incentive Plan that is attached hereto as Appendix A.
ADMINISTRATION
The Third Amended and Restated 2004 Stock Incentive Plan will be administered by the Administrator. Currently, the Administrator is the Compensation Committee of our Board. The Administrator has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Third Amended and Restated 2004 Stock Incentive Plan.
AVAILABLE SHARES
The maximum number of shares to be issued under the Third Amended and Restated 2004 Stock Incentive Plan is 8,608,259 shares of common stock. The shares underlying any awards that are forfeited, canceled, held back upon settlement of an award to cover tax withholding, reacquired by us prior to vesting, satisfied without the issuance of shares of common stock or otherwise terminated (other than by exercise) under the Third Amended and Restated 2004 Stock Incentive Plan are added back to the shares available for issuance under the Third Amended and Restated 2004 Stock Incentive Plan. Notwithstanding the foregoing, the following shares of common stock may not again be made available for issuance as awards under the Third Amended and Restated 2004 Stock Incentive Plan: (i) shares of common stock not issued or delivered as a result of the net settlement of an outstanding stock appreciation right or stock option, (ii) shares of common stock used to pay the exercise price or withholding taxes related to an outstanding stock appreciation right or stock option or (iii) shares of common stock repurchased on the open market with the proceeds of the exercise price. This limitation is not included in the Second Amended and Restated 2004 Stock Incentive Plan. Stock options or stock appreciation rights for up to the full number of shares of common stock available under the Third Amended and Restated 2004 Stock Incentive Plan may be granted to any one individual in any calendar year period.
AWARDS
Eligible recipients of awards under the Third Amended and Restated 2004 Stock Incentive Plan include all officers, employees, directors, consultants and advisors of the Company or of any parent, subsidiary or joint venture affiliate of the Company, including, without limitation, any natural person who provides services to the Company or any parent, subsidiary or joint venture affiliate of the Company in such person’s capacity as an officer, director, employee, consultant or advisor of NSAM or any of its subsidiaries; provided that such person is eligible to receive awards under an “employee benefit plan” of the Company as such term is defined in Rule 405 under the Securities Act of 1933, as amended. Consultants or advisors will only be considered eligible recipients if they are natural persons, they provide bona fide services to the Company or any parent, subsidiary or joint venture affiliate of the Company and the services are not in connection with the offer or sale of securities in a capital raising transaction, and do not indirectly promote or maintain a market for our securities. There are approximately 403 eligible recipients under the Third Amended and Restated 2004 Stock Incentive Plan. Actual participants will be the eligible persons selected by the Administrator to receive awards. The types of awards permitted under the Third Amended and Restated 2004 Stock Incentive Plan will include stock options, stock appreciation rights, restricted stock, unrestricted stock, dividend equivalent rights, cash-based awards and other awards.
Stock Options
The Third Amended and Restated 2004 Stock Incentive Plan permits the granting of: (1) options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code; and (2) options that do not so qualify. Options granted under the Third Amended and Restated 2004 Stock Incentive Plan, will be non-qualified stock options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may be granted only to officers or employees of the Company and its subsidiaries. Non-qualified stock options may be granted to any persons eligible to receive awards under the Third Amended and Restated 2004 Stock Incentive Plan, including non-employee directors, consultants and advisors. The exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of our common stock on the date of grant, or, in the case of an incentive stock option granted to a 10% owner, less than 110% of the fair market value of our common stock on the date of grant.
The term of each option will be fixed by the Administrator and may not exceed ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% owner). The Administrator will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be

39 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

PROPOSAL NO. 4: Approval of Amended And Restated 2004 Omnibus Stock Incentive Plan

accelerated under certain circumstances by the Administrator. Options may be exercised in whole or in part with written notice to the Company.
Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the Administrator, or by delivery of shares that are beneficially owned by the optionee. The exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee, and the Administrator may permit non-qualified options with a fair market value in excess of the exercise price to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the aggregate exercise price of the portion of the option that is exercised.
To qualify as incentive stock options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.
Stock Appreciation Rights
The Administrator may award stock appreciation rights to participants subject to such conditions and restrictions as the Administrator may determine, provided that the exercise price may not be less than 100% of the fair market value of our common stock on the date of grant. Stock appreciation rights permit the recipient, upon exercise, to receive shares of common stock with a fair market value equal to the excess of the fair market value of the shares with respect to which the stock appreciation right is being exercised over the exercise price of the stock appreciation right with respect to those shares. We may also have the right to settle stock appreciation rights in cash or consideration other than shares of common stock. No stock appreciation rights shall be exercisable more than ten years after the date the stock appreciation right is granted.
Restricted Stock
The Administrator may award restricted stock to participants. Restricted stock are shares of common stock that are granted subject to vesting conditions established by the Administrator. These vesting conditions may include the achievement of certain performance goals and/or continued employment with us through a specified date. Generally, if these vesting conditions are not satisfied, then the shares of restricted stock subject to such conditions are forfeited. In addition, holders of restricted stock are generally prohibited from transferring such shares until they vest. Unless otherwise provided in an applicable award and except as described above, a participant granted restricted stock will have all the rights of a stockholder of the Company with respect to such shares, including the right to vote the shares and the right to receive any dividends declared on our common stock, unless and until such shares are forfeited.
Stock
The Third Amended and Restated 2004 Stock Incentive Plan gives the Administrator discretion to grant shares of stock free of any restrictions. Unrestricted stock may be granted to any participant in recognition of past service or other valid consideration and may be issued in lieu of cash compensation due to such participant.
Restricted Stock Units
RSUs represent the right to receive shares of common stock at the time set forth in the applicable award, subject to the satisfaction of vesting conditions established by the Administrator. These vesting conditions may include the achievement of certain performance goals and/or continued employment with us through a specified date. The Administrator may also provide in the terms of a RSU award that we are permitted to settle the award in cash or consideration other than shares of common stock. In the Administrator’s sole discretion, and subject to the participant’s compliance with the procedures established by the Administrator and requirements of Section 409A of the Internal Revenue Code, the Administrator may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of RSUs. Generally, RSUs will not entitle a participant to any of the rights of a stockholder of the Company prior to settlement in shares of common stock.
Cash-Based Awards
The Administrator may grant cash-based awards, which entitle the recipient to receive a payment denominated in cash or equity interests of any of the companies managed by us, if any, and paid in the form of cash, equity interests of any of the companies managed by us, other property having an equivalent value and/or any combination of the foregoing. The cash-based awards may be subject to the achievement of certain performance goals (as summarized below). The Second Amended and Restated 2004 Stock Incentive Plan does not provide for cash-based awards.
Dividend Equivalent Rights
Dividend equivalent rights are awards entitling the grantee to payments equal to dividends on a specified number of shares of common stock. The Administrator may provide for additional terms and conditions of dividend equivalent rights, including, among other things, whether payment is to be made currently or on a deferred basis, the term of the dividend equivalent rights and whether payment is to be made in shares of common stock or cash or other consideration. Unlike the Second Amended and Restated 2004 Stock Incentive Plan, the Third Amended and Restated 2004 Stock Incentive Plan does not include a

40 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

PROPOSAL NO. 4: Approval of Amended And Restated 2004 Omnibus Stock Incentive Plan

formal prohibition on our ability to award dividend equivalent rights with respect to unearned performance-based awards, although historically we have not done so.
Other Awards
The Administrator may also grant other awards that are valued in whole or in part by reference to, or are otherwise calculated by reference to or based on, shares of common stock including, without limitation: (1) operating partnership units, including LTIP Units, and other membership interests in a subsidiary entity; (2) other convertible, exchangeable or redeemable securities; and (3) awards valued by reference to book value, fair value or performance parameters relative to the Company or any subsidiary or group of subsidiaries. The terms of any other awards will be determined by the Administrator.
Performance-Based Awards
The Administrator may grant awards of restricted stock, RSUs, cash-based awards or other awards under the Third Amended and Restated 2004 Stock Incentive Plan that are intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code. To ensure that certain awards granted under the Third Amended and Restated 2004 Stock Incentive Plan qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, the Third Amended and Restated 2004 Stock Incentive Plan provides that the Administrator may require that these awards will only vest or become payable upon the attainment of performance goals that are established by the Administrator and related to one or more performance criteria, which are described above. The maximum award that is intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code that may be made to any one employee during any one calendar year period is 2,500,000 shares of common stock with respect to a stock-based award and $100,000,000 (or an equivalent amount of equity interests of any of companies managed by us or other property valued in the manner as determined by the Administrator) with respect to a performance-based award that is a cash-based award. The Second Amended and Restated 2004 Stock Incentive Plan does not provide for awards that could qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.
TERM
No awards may be granted under the Third Amended and Restated 2004 Stock Incentive Plan ten years after the date of stockholder approval of the Third Amended and Restated 2004 Stock Incentive Plan. The Second Amended and Restated 2004 Stock Incentive Plan was scheduled to expire on May 29, 2023.
AMENDMENT
Our Board may at any time amend or discontinue the Third Amended and Restated 2004 Stock Incentive Plan and our Administrator may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. Our Board, in its discretion, may determine to make any amendments subject to approval by our stockholders for purposes of complying with applicable stock exchange requirements, ensuring that compensation earned under awards qualifies as performance-based compensation under Section 162(m) of the Internal Revenue Code or ensuring that incentive stock options are qualified under Section 422 of the Internal Revenue Code. The Second Amended and Restated 2004 Stock Incentive Plan provides that, to the extent required under the rules of any securities exchange or market system on which our common stock was listed, amendments would be subject to stockholder approval.
NO REPRICING
The Administrator may not exercise its discretion to reduce the exercise price of outstanding options or stock appreciation rights or cancel, exchange, substitute, buyout or surrender outstanding options or stock appreciation rights in exchange for cash, other awards or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights without stockholder approval, other than as a result of a proportionate adjustment made in connection with a merger, reorganization, consolidation, recapitalization, stock dividend, other change in corporate structure affecting the Stock or extraordinary cash dividend.
TAX WITHHOLDING
Participants in the Third Amended and Restated 2004 Stock Incentive Plan are responsible for the payment of any federal, state or local taxes that we are required by law to withhold with respect to any award. We may permit share withholding.

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MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES
The following is a very general description of the some of the basic tax principles that apply to awards under the Third Amended and Restated 2004 Stock Incentive Plan. Please note that different tax rules may apply to specific participants and transactions under the Third Amended and Restated 2004 Stock Incentive Plan.
Incentive Stock Options
In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to an option holder or a deduction for the Company. To receive special tax treatment as an incentive stock option under the Internal Revenue Code as to shares acquired upon exercise of an incentive stock option, an option holder must not dispose of the shares either within two years after the incentive stock option is granted or within one year after the transfer of the shares to the option holder pursuant to exercise of the option. In addition, the option holder must be an employee of the Company or of a qualified subsidiary at all times between the date of grant and the date three months (one year in the case of disability) before exercise of the option. (Special rules apply in the case of the death of the option holder.) Incentive stock option treatment under the Internal Revenue Code generally allows any gain resulting from the sale of common stock received upon the exercise of an incentive stock option to be treated as a capital gain to the option holder, but we will not be entitled to a tax deduction. The exercise of an incentive stock option (if the holding period rules described in this paragraph are satisfied), however, will give rise to income includable by the option holder in his or her alternative minimum taxable income for purposes of the alternative minimum tax in an amount equal to the excess of the fair market value of the stock acquired on the date of the exercise of the option over the exercise price.
If the holding period rules noted above are not satisfied, certain gain recognized on the disposition of the shares acquired upon the exercise of an incentive stock option will be characterized as ordinary income. This gain will be equal to the difference between the exercise price and the fair market value of the shares at the time of exercise. (Special rules may apply to disqualifying dispositions where the amount realized is less than the value at exercise.) The Company will generally be entitled to a deduction for federal income tax purposes equal to the amount of such gain included by an option holder as ordinary income. Any excess of the amount realized upon such disposition over the fair market value at exercise will generally be long-term or short-term capital gain depending on the holding period involved. Notwithstanding the foregoing, if exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply.
Non-Qualified Stock Options
No income will be recognized by an option holder at the time a non-qualified stock option is granted. Ordinary income will generally be recognized by an option holder, however, at the time a non-qualified stock option is exercised in an amount equal to the excess of the fair market value of the underlying common stock on the exercise date over the exercise price. The Company will generally be entitled to a deduction for federal income tax purposes in the same amount as the amount included in ordinary income by the option holder with respect to his or her non-qualified stock option. Gain or loss on a subsequent sale or other disposition of the shares acquired upon the exercise of a non-qualified stock option will be measured by the difference between the amount realized on the disposition and the tax basis of such shares, and will generally be long-term or short-term capital gain depending on the holding period involved. The tax basis of the shares acquired upon the exercise of any non-qualified stock option will be equal to the sum of the exercise price of the non-qualified stock option and the amount included in income with respect to the option. Notwithstanding the foregoing, in the event that exercise of the option is permitted other than by cash payment of the exercise price, various special tax rules may apply.
Limitation on Deductions
Under Section 162(m) of the Internal Revenue Code, a publicly-held corporation may not deduct compensation of more than $1 million paid to any “Covered Employee” (as defined in the Internal Revenue Code) unless certain exceptions are met primarily related to performance-based compensation. However, substantially all of the services rendered to us by our executive officers were rendered to our operating partnership or one of its subsidiaries. The Internal Revenue Service has issued a series of private letter rulings which indicate that compensation paid by an operating partnership to executive officers of a REIT that serves as its general partner is not subject to limitation under Section 162(m) to the extent such compensation is attributable to services rendered to the operating partnership. We have not obtained a ruling on this issue, but have no reason to believe that the same conclusion would not apply to us. Because we qualify as a REIT under the Internal Revenue Code, we generally distribute at least 100% of our net taxable income each year and therefore do not pay federal income tax. As a result, the possible loss of a federal tax deduction for certain awards under the Third Amended and Restated 2004 Stock Incentive Plan would not be expected to have a material impact on us. Nevertheless, the Third Amended and Restated 2004 Stock Incentive Plan would permit us to grant awards that would qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code.
NEW PLAN BENEFITS
The grants set forth in the table below have been allocated to each of the following individuals with respect to the additional shares to be reserved for issuance under the Third Amended and Restated 2004 Stock Incentive Plan. Except as set forth

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below, the number of shares that may be granted to our named executive officers, non-employee directors and other employees is indeterminable at this time, as such grants are subject to the discretion of the Administrator.

NAME AND POSITION	NUMBER OF SHARES
Jonathan A Langer	62,500(1)(2)
Chief Executive Officer
David T. Hamamoto	516,711(1)(2)
Executive Chairman of NSAM and Former Chief Executive Officer
Albert Tylis	276,996(1)(2)
Chief Executive Officer and President of NSAM and Former President
Daniel R. Gilbert	323,095(1)(2)
Chief Investment and Operating Officer
Debra A. Hess	86,107(1)(2)
Chief Financial Officer
Ronald J. Lieberman	32,048(1)(2)
Executive Vice President, General Counsel and Secretary
All current executive officers, as a group	1,297,457(1)(2)
All current directors who are not executive officers, as a group	95,213(3)
All current employees who are not executive officers, as a group	798,477(1)

(1)
Represents shares issuable, at our option, upon either (i) the redemption, at the election of the holder, of common units in our operating partnership that are issuable upon conversion, subject minimum capital account allocations for federal income tax purposes, of LTIP Units held by such person(s) or (ii) the settlement of outstanding RSUs, in each case, for which we have not currently reserved shares under the Second Amended and Restated 2004 Stock Incentive Plan. To the extent shares are not available under the Third Amended and Restated 2004 Stock Incentive Plan to be issued upon the redemption of such common units or settlement of such RSUs, we will redeem these common units and settle these RSUs for cash.

(2)
Excludes (i) an aggregate number of 250,184 RSUs granted to our named executive officers relating to a portion of long-term bonus for 2013 under the Incentive Plan that will only be earned based upon the achievement of cumulative performance goals for the four-year period ending December 31, 2016, (ii) an aggregate number of 292,438 RSUs relating to a portion of long-term bonus for 2014 under the NSAM Incentive Plan that will only be earned based upon the achievement of cumulative performance goals for the four-year period ending December 31, 2017 and (iii) an aggregate number of 583,261 RSUs relating to a portion of long-term bonus for 2015 under the NSAM Incentive Plan that will only be earned based upon the achievement of cumulative performance goals for the four-year period ending December 31, 2018. Information regarding such RSUs, including the number of RSUs granted to each of our current named executive officers, is set forth above under “Compensation Discussion and Analysis-Compensation Paid Pursuant to Management Agreement-2015 Compensation” and “Compensation Discussion and Analysis-Performance-Based Equity Awards - Prior Years.” To the extent shares are not available under the Third Amended and Restated 2004 Stock Incentive Plan to be issued upon the settlement of these RSUs, we will settle these RSUs in cash.

(3)
As discussed above, in connection with their re-election to our board of directors, all non-employee directors receive annual equity award grants having a value of $140,000 on the first business day following each annual meeting of our stockholders. Represents the sum of outstanding LTIP units and RSUs currently held by our directors plus the aggregate number of shares or LTIP Units that would be granted to the non-employee directors on the first business day following the annual meeting based on an assumed closing price of $14.26 per share, which was the closing price of the common stock on the NYSE on May 9, 2016. The actual number of shares or LTIP Units to be granted to our non-employee directors is indeterminate as it depends on the closing sale price of our common stock on each grant date and may be limited by the number of shares or LTIP Units available for issuance as of each grant date.

EQUITY COMPENSATION PLAN TABLE
The table below provides summary information on the securities issuable under our equity compensation plans as of December 31, 2015.

	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS(1)(2)	WEIGHTED-AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY INCENTIVE PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (a))
PLAN CATEGORY	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,569,063	N/A	—
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	1,569,063		—

(1)
As of December 31, 2015, represents (i) 602,418 unvested RSUs, and (ii) 966,645 LTIP units (857,415 of which are unvested and 109,230 of which are vested). Conditioned on minimum allocation to the capital accounts of the LTIP unit for federal income tax purposes, each LTIP unit may be converted, at the election of the holder, into one common unit in our operating partnership, or OP units. Each of the OP units underlying these LTIP units are redeemable at the election of the OP Unit holder, at our option in our capacity as general partner of our operating partnership for: (i) cash equal to the then fair value of one

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share of our common stock; or (ii) one share of our common stock. Because we are a REIT that conducts substantially all of its operations through an operating partnership and we use LTIP units, which are a class of units in our operating partnership, in lieu of shares of restricted stock for certain of our full-value equity awards, we do not consider vested LTIP units to be part of our overhang. For purposes of determining our overhang, we consider vested LTIP units in the same manner as vested shares of restricted stock. Excludes: (i) 542,622 performance based RSUs for which performance hurdles have not yet been met; and (ii) 901,606 outstanding LTIP units for which we did not have reserved shares of stock under our equity compensation plans and have the right to settle in cash.

(2)	As of December 31, 2015, there were 81,377 unvested shares of restricted stock outstanding.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

MANAGEMENT AGREEMENT WITH NSAM
Upon completion of the NSAM Spin-off in June 2014, we entered into a management agreement with an affiliate of NSAM for an initial term of 20 years, which will be automatically renewed for additional 20-year terms each anniversary thereafter unless earlier terminated. NSAM is responsible for our day-to-day operations, subject to the supervision of our Board. Through its global network of subsidiaries and branch offices, NSAM will perform services and activities relating to, among other things, investments and financing, portfolio management and other administrative services, such as accounting and investor relations, to us and our subsidiaries other than our commercial real estate loan origination business. The management agreement with NSAM provides for a base management and incentive fee. In October 2015, in connection with the completion of the NRE Spin-off, we amended and restated the management agreement to, among other things, adjust the annual base management fee and incentive fee hurdles for the NRE Spin-off.
Management Compensation – Base Management Fee
For the year ended December 31, 2015, we incurred $190 million related to the base management fee. The base management fee to NSAM will increase subsequent to December 31, 2015 by an amount equal to 1.5% per annum of the sum of:

•	cumulative net proceeds of all future common equity and preferred equity issued by us;

•	equity issued by us in exchange or conversion of exchangeable senior notes based on the stock price at the date of issuance;

•
any other issuances by us of common equity, preferred equity or other forms of equity, including but not limited to limited partnership interests in an operating partnership (excluding equity-based compensation, but including issuances related to an acquisition, investment, joint venture or partnership); and

•
our cumulative CAD in excess of cumulative distributions paid on our common stock, LTIP units or other equity awards beginning the first full calendar quarter after the NSAM Spin-off through the most recently completed calendar quarter.

Additionally, our equity interest in RXR Realty and Aerium is structured so that NSAM is entitled to the portion of distributable cash flow from each investment in excess of the $10 million minimum annual base amount.
Management Compensation – Incentive Fee
For the year ended December 31, 2015, we incurred $9 million related to the incentive fee. The incentive fee is calculated and payable quarterly in arrears in cash, equal to:

•
the product of: (a) 15% and (b) our CAD before such incentive fee, divided by the weighted average shares outstanding for the calendar quarter, when such amount is in excess of $0.39 per share but less than $0.45 per share; plus

•
the product of: (a) 25% and (b) our CAD before such incentive fee, divided by the weighted average shares outstanding for the calendar quarter, when such amount is equal to or in excess of $0.45 per share;

•	multiplied by our weighted average shares outstanding for the calendar quarter.
In addition, NSAM may also earn an incentive fee from our healthcare investments in connection with NSAM’s Healthcare Strategic Partnership (as discussed below).
Weighted average shares represents the number of shares of our common stock, LTIP units or other equity-based awards (with some exclusions), outstanding on a daily weighted average basis. With respect to the base management fee, all equity issuances are allocated on a daily weighted average basis during the fiscal quarter of issuances.
Furthermore, if we were to spin-off any asset or business in the future, such entity would be managed by NSAM on terms substantially similar to those set forth in the management agreement between us and NSAM. The management agreement further provides that the aggregate base management fee in place immediately after any future spin-off will not be less than our aggregate base management fee in place immediately prior to such spin-off. In connection with this obligation and the NRE Spin-off, on October 31, 2015, NorthStar Europe (when it was a subsidiary of the Company) entered into a management agreement with NSAM on terms substantially similar to those set forth in the management agreement between us and NSAM (refer to below).

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Payment of Costs and Expenses and Expense Allocation
We are responsible for all of our direct costs and expenses and will reimburse NSAM for costs and expenses incurred by NSAM on our behalf. In addition, NSAM may allocate indirect costs to us related to employees, occupancy and other general and administrative costs and expenses in accordance with the terms of, and subject to the limitations contained in, our management agreement with NSAM (the “G&A Allocation”). Our management agreement with NSAM provides that the amount of the G&A Allocation will not exceed the following: (i) 20% of the combined total of: (a) our and NorthStar Europe’s (collectively, the “NorthStar Listed Companies”), general and administrative expenses as reported in their consolidated financial statements excluding (1) equity-based compensation expense, (2) non-recurring items, (3) fees payable to NSAM under the terms of the applicable management agreement and (4) any allocation of expenses to the NorthStar Listed Companies, or NorthStar Listed Companies’ G&A; and (b) NSAM’s general and administrative expenses as reported in its consolidated financial statements, excluding equity-based compensation expense and adding back any costs or expenses allocated to any managed company of NSAM; less (ii) the NorthStar Listed Companies’ G&A. The G&A Allocation may include our allocable share of NSAM’s compensation and benefit costs associated with dedicated or partially dedicated personnel who spend all or a portion of their time managing our affairs, based upon the percentage of time devoted by such personnel to our affairs. The G&A Allocation may also include rental and occupancy, technology, office supplies, travel and entertainment and other general and administrative costs and expenses, which may be allocated based on various methodologies, such as weighted average employee count or the percentage of time devoted by personnel to our affairs. In connection with the NRE Spin-off and the related agreements, the NorthStar Listed Companies’ obligations to reimburse NSAM for the G&A Allocation and any severance are shared among the NorthStar Listed Companies, at NSAM’s discretion, and the 20% cap on the G&A Allocation, as described above, applies on an aggregate basis to the NorthStar Listed Companies. NSAM currently determined to allocate these amounts based on assets under management. For the year ended December 31, 2015, NSAM allocated $10 million, of which $1 million is recorded in discontinued operations related to NorthStar Europe, and $5.2 million, to us.
In addition, we, together with NorthStar Europe and any company spun-off from us or NorthStar Europe, will pay directly or reimburse NSAM for up to 50% of any long-term bonus or other compensation that NSAM’s compensation committee determines shall be paid and/or settled in the form of equity and/or equity-based compensation to executives, employees and service providers of NSAM during any year. Subject to this limitation and limitations contained in any applicable management agreement between NSAM and NorthStar Europe or any company spun-off from us or NorthStar Europe, the amount paid by us, NorthStar Europe and any company spun-off from us or NorthStar Europe will be determined by NSAM in its discretion. At the discretion of NSAM’s compensation committee, this compensation may be granted in shares of our restricted stock, RSUs, LTIP units or other forms of equity compensation or stock-based awards; provided that if at any time a sufficient number of shares of our common stock are not available for issuance under our equity compensation plan, such compensation shall be paid in the form of RSUs, LTIP units or other securities that may be settled in cash. Our equity compensation for each year may be allocated on an individual-by-individual basis at the discretion of the NSAM compensation committee and, as long as the aggregate amount of the equity compensation for such year does not exceed the limits set forth in the management agreement, the proportion of any particular individual’s equity compensation may be greater or less than 50%. In connection with this obligation, the Company recorded $15 million of equity based compensation expense for the year ended December 31, 2015.
Further, the Company will also pay directly or reimburse NSAM for an allocable portion of any severance paid pursuant to any employment, consulting or similar service agreements in effect between NSAM and any of its executives, employees or other services providers. For the year ended December 31, 2015, the Company incurred $0.3 million in severance expense.
Investment Opportunities
Under the management agreement, we agreed to make available to NSAM for the benefit of NSAM and its managed companies, including us, all investment opportunities that we source. NSAM agreed to fairly allocate such opportunities among NSAM’s managed companies, including us, and NSAM in accordance with an investment allocation policy. Pursuant to the management agreement, we will be entitled to fair and reasonable compensation for our services in connection with any loan origination opportunities sourced by us, which may include first mortgage loans, subordinate mortgage interests, mezzanine loans and preferred equity interests, in each case relating to commercial real estate. For the year ended December 31, 2015, the Company earned $1 million from NSAM for services in connection with loan origination opportunities.
NSAM provides services with regard to such areas as payroll, human resources and employee benefits, financial systems management, treasury and cash management, accounts payable services, telecommunications services, information technology services, property management services, legal and accounting services and various other corporate services to us as it relates to our loan origination business for CRE debt.
Distribution Support
Under the management agreement, we committed to purchase up to $10 million of common shares of each of NSAM’s sponsored companies’ during such company’s continuous public offering, in the event that such company’s distributions to its

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

stockholders, on a quarterly basis, exceeds its modified funds from operations (as defined in accordance with the current practice guidelines issued by the Investment Program Association). This distribution support commitment is limited to a total of five new companies per year.
During 2015, we acquired an aggregate of $4.9 million of shares of NS Healthcare, NS Income II and NorthStar/RXR pursuant to this distribution support commitment. The distribution support commitment for NS Healthcare was terminated in January 2016 in connection with the closing of NS Healthcare’s follow-on offering. In addition, in February 2016 and March 2016, we agreed to provide distribution support to NorthStar Corporate Income Fund and NorthStar Real Estate Capital Fund, respectively, in connection with the launch of their respective continuous public offerings.
The following table summarizes our stock purchase activity in connection with our distribution support commitment, as well as what we have committed to invest as distribution support to date:

NSAM Sponsored Company	TERM OF COMMITMENT	DOLLAR AMOUNT OF SHARES PURCHASED (as of April 27, 2016)	DOLLAR AMOUNT REMAINING UNDER COMMITMENT (as of April 27, 2016)
NS Healthcare	February 2013 – January 2016	$5.5 million	N/A
NS Income II	May 2013 - present	$4.0 million	$6.0 million
NorthStar/RXR	February 2015 - present	$1.5 million	$6.0 million(1)
NorthStar Corporate Income Fund	February 2016 - present	$1.0 million	$4.0 million(2)
NorthStar Real Estate Capital Fund	March 2016 - present	$2.0 million	$8.0 million

(1)
We are responsible for 75% of the distribution support commitment to NorthStar/RXR, with RXR Realty responsible for the remaining 25%. We also currently own an approximate 27% equity interest in RXR Realty.

(2)	We are responsible for 50% of the distribution support commitment to NorthStar Corporate Fund, with OZ Corporate Investors, LLC responsible for the remaining 50%.

CREDIT AGREEMENT WITH NSAM
In connection with the NSAM Spin-off, we entered into a revolving credit agreement with NSAM pursuant to which we make available to NSAM, on an “as available basis,” up to $250 million of financing for a five year term at LIBOR plus 3.50%. The revolving credit facility is unsecured. NSAM expects to use the proceeds for general corporate purposes, including potential future acquisitions. In addition, NSAM may use the proceeds to acquire assets on behalf of its managed companies, including us, that it intends to allocate to such managed company but for which such managed company may not then have immediately available funds. The terms of the revolving credit facility contain various representations, warranties, covenants and conditions, including the condition that our obligation to advance proceeds to NSAM is dependent upon us and our affiliates having at least $100 million of either unrestricted cash and cash equivalents or amounts available under committed lines of credit, after taking into account the amount NSAM seeks to draw under the facility. As of December 31, 2015, we have not funded any amounts to NSAM in connection with this agreement.
RELATIONSHIPS WITH NSAM STRATEGIC PARTNERS
Healthcare Strategic Partnership
In January 2014, NSAM (when it was a subsidiary of ours) entered into a long-term strategic partnership with James F. Flaherty III, former Chief Executive Officer of HCP, Inc., focused on expanding our healthcare business into a preeminent healthcare platform (the “Healthcare Strategic Partnership”). In connection with the partnership, Mr. Flaherty oversees and seeks to grow both our healthcare real estate portfolio and the portfolio of NS Healthcare. In connection with entering into the partnership, we granted Mr. Flaherty certain RSUs. The Healthcare Strategic Partnership is entitled to incentive fees ranging from 20% to 25% above certain hurdles for new and existing healthcare real estate investments held by us. For the year ended December 31, 2015, we have not incurred any incentive fees related to the Healthcare Strategic Partnership.
American Healthcare Investors
NSAM owns an approximate 43% interest in American Healthcare Investors LLC (“AHI”) and Mr. Flaherty owns a 12% interest in AHI. AHI is a healthcare-focused real estate investment management firm that co-sponsored and advised Griffin-American until Griffin-American was acquired by us and NS Healthcare. In connection with this acquisition, AHI provides certain

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management and related services, including property management, to NSAM and us to assist NSAM in managing the current and future healthcare assets (excluding any joint venture assets) acquired by us and, subject to certain conditions, other NSAM managed companies. For the year ended December 31, 2015, we incurred $1.7 million of property management fees to AHI.
Island Hospitality Management
In January 2015, NSAM acquired an approximate 45% interest in Island Hospitality Management Inc. (“Island”). Island is a leading, independent select service hotel management company that manages 161 hotel properties, representing $4 billion of assets, of which 110 hotel properties are owned by us. Island provides certain asset management, property management and other services to us to assist in managing our hotel properties. Island receives a base management fee of 2.5% to 3.0% of the monthly revenue of our hotel properties it manages for us. For the period from the acquisition date (January 9, 2015) to December 31, 2015, we incurred $16.6 million of base property management and other fees to Island.
NORTHSTAR EUROPE SPIN-OFF
In connection with the NRE Spin-off, on October 31, 2015, the Company entered into a separation agreement with NorthStar Europe (when it was a subsidiary of the Company) relating to the NRE Spin-off and NorthStar Europe’s and the Company’s respective rights and obligations related thereto, including relating to certain tax matters, indemnification and the ongoing relationship between the Company and NorthStar Europe with respect the guarantees by each of the Company and its operating partnership of NorthStar Europe’s 4.625% Senior Stock-Settleable Notes due December 2016. In addition, in connection with the NRE Spin-off, on October 31, 2015, the Company entered into a contribution agreement with NorthStar Europe (when it was a subsidiary of the Company), pursuant to which the Company contributed its European real estate business (excluding European healthcare properties) and $250 million in cash to NorthStar Europe.
RECENT SALES OR COMMITMENTS TO SELL TO NSAM SPONSORED COMPANIES
Subsequent to December 31, 2015, the Company sold or entered into agreements to sell certain assets to certain NSAM sponsored companies:

•
In February 2016, the Company entered into an agreement to sell substantially all of its 70% interest in its investment in private equity funds that own limited partnership interests in real estate private equity funds (“PE Investments”) through an unconsolidated venture (“PE Investments II”) to the existing owners of the remaining 30% interest. Certain funds managed by Goldman Sachs Asset Management purchased approximately 80% of the interest sold and NS Income purchased the other approximate 20% of the interest sold. NS Income paid $37.3 million for its respective interest. As part of the transaction, both buyers assumed the deferred purchase price obligation, on a pro rata basis, of the PE Investment II joint venture upon receiving consent from the entity which sold its interest to the Company.

•
In February 2016, the Company entered into an agreement to sell its 60% interest in its independent living facility portfolio to NS Healthcare, which owned the remaining 40% interest, for $535 million, subject to proration and adjustment. NS Healthcare assumed the Company’s portion of the $648 million of mortgage borrowing as part of the transaction. The Company received approximately $150 million of net proceeds upon completion of the sale in March 2016.

•
In February 2016, the Company sold a 49% interest in one loan with a total principal amount of $40.3 million to a third party, at par, with the remaining 51% interest sold to NS Income II, also at par.

•	In February 2016, the Company sold one CRE security with a carrying value of $12.5 million to NS Income II.
N-STAR CDOS
The Company earns certain collateral management fees from the N-Star CDOs primarily for administrative services. Such fees are recorded in other revenue in the consolidated statements of operations. For the year ended December 31, 2015, the Company earned $5.2 million in fee income, of which $2.3 million was eliminated in consolidation. Additionally, the Company earns interest income from the N-Star CDO bonds and N-Star CDO equity in deconsolidated N-Star CDOs. For the year ended December 31, 2015, the Company earned $57.5 million of interest income from such investments in deconsolidated N-Star CDOs.

48 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS AND ANSWERS

FREQUENTLY ASKED QUESTIONS AND ANSWERS
QUESTIONS AND ANSWERS ABOUT THE 2016 ANNUAL MEETING AND VOTING
WHAT IS A PROXY?
A proxy is your legal designation of another person to vote on your behalf. By completing and returning the enclosed proxy card, you are giving the persons named in the proxy card, Jonathan A. Langer and Ronald J. Lieberman the authority to vote your shares in the manner you indicate on your proxy card. If you sign and return a proxy card without indicating how you want your shares to be voted, the persons named as proxies will vote your shares in accordance with the Board’s recommendations on each proposal.
WHO IS QUALIFIED TO VOTE?
You are qualified to vote on all matters presented to the stockholders at the meeting if you own shares of our common stock, par value $0.01 per share, at the close of business on May 9, 2016, the record date for the 2016 Annual Meeting.
HOW MANY SHARES MAY VOTE AT THE MEETING?
On May 9, 2016, there were approximately 180,514,984 shares of common stock outstanding. As a result, we expect that a total of 180,514,984 shares will be entitled to vote (which we refer to in this Proxy Statement as the “voting shares”) on all matters presented to stockholders at the meeting.
HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?
The presence at the 2016 Annual Meeting in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business. Abstentions and broker non-votes, if any, will be counted as present at the meeting for the purpose of determining a quorum. If a quorum is not present, the 2016 Annual Meeting may be adjourned by the chairman of the meeting to a time and date not more than 120 days after the original record date without notice other than announcement at the meeting.
WHAT IS THE DIFFERENCE BETWEEN A “STOCKHOLDER OF RECORD” AND A “STREET NAME” HOLDER?
These terms describe how your shares are held. If your shares are registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.
HOW DO I VOTE MY SHARES?
If you are a “stockholder of record,” you have several choices. You can vote your shares by proxy:

•	Via the Internet;

•	By telephone; or

•	By mailing your proxy card.
Please refer to the specific instructions set forth on the enclosed printed proxy card or voting instruction form. For security reasons, our electronic voting system has been designed to authenticate your identity as a stockholder. As such, please have readily available the control number provided to you on your proxy form when voting via the Internet or by telephone. If you hold your shares in “street name,” your broker/bank/trustee/nominee will provide you with materials and instructions for voting your shares.
CAN I VOTE MY SHARES IN PERSON AT THE MEETING?
If you are a “stockholder of record,” you may vote your shares in person at the meeting. If you hold your shares in “street name,” you must obtain a legal proxy from your broker, bank, trustee or nominee, giving you the right to vote the shares at the meeting.
WHAT ARE THE BOARD’S RECOMMENDATIONS ON HOW I SHOULD VOTE MY SHARES?
The Board recommends that you vote your shares as follows:

•	Proposal 1: FOR all of the nominees for election as directors.

•	Proposal 2: FOR the advisory vote to approve executive compensation.

49 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS AND ANSWERS

•	Proposal 3: FOR the proposal to ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm (independent auditors) for the year ending December 31, 2016.

•	Proposal 4: FOR the approval of our Third Amended and Restated 2004 Stock Incentive Plan.
WHAT ARE BROKER NON-VOTES?
A broker non-vote occurs when you hold your shares in “street name” and your nominee, such as a broker, does not vote on a particular proposal because the nominee has not received instructions from you, as the beneficial owner, as to how to vote your shares and the nominee does not have discretionary authority to vote for that particular proposal. Proposals 1, 2 and 4 fall into this category. If you do not provide your broker with voting instructions, any of your shares held in “street name” will not be voted on any of these proposals. Therefore, you should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee.
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
All voting shares are entitled to one vote per share. To approve each of the proposals, the following votes are required from the holders of voting shares.

PROPOSAL NUMBER	SUBJECT	VOTE REQUIRED	IMPACT OF ABSTENTIONS AND BROKER NON-VOTES, IF ANY
1	Election of Directors	Each director nominee will be elected by a plurality of all the votes cast at the meeting. Therefore, the six nominees who receive the most votes will be elected. Stockholders may not cumulate votes.	Abstentions/broker non-votes will not be counted as votes cast and will have no impact on the outcome. Votes “withheld” will also not be counted as votes cast and will have no impact on the outcome.
2	Advisory Vote to Approve Executive Compensation	This proposal is advisory and not binding. We will consider stockholders to have approved the proposal if it is approved by a majority of the votes cast.	Abstentions/broker non-votes will not be counted as votes cast and will have no impact on the outcome.
3	Ratification of Appointment of Independent Auditors	A majority of the votes cast.
Abstentions will not be counted as votes cast and will have no impact on the outcome. Broker non-votes will not arise in connection with this proposal because brokers may vote in their discretion on behalf of clients who have not furnished voting instructions.

4	Approve Third Amended and Restated 2004 Stock Incentive Plan	A majority of the votes cast.	Abstentions will be counted as votes cast and will have the same effect as a vote against the matter. Broker non-votes will not be counted as votes cast and will have no impact on the outcome.

WHY DID I RECEIVE MORE THAN ONE NOTICE OR PROXY CARD?
You will receive multiple Notices or cards if you hold your shares in different ways (e.g., joint tenancy, trusts, custodial accounts) or in multiple accounts. If your shares are held by a broker (i.e., in “street name”), you will receive your proxy card or other voting information from your broker, and you will return your proxy card(s) to your broker. You should vote on and sign each proxy card you receive.
CAN I CHANGE MY VOTE AFTER I HAVE MAILED IN MY PROXY CARD?
If you are a “stockholder of record,” you may revoke your proxy by doing one of the following:

•	By authorizing a new proxy via telephone or Internet and submitting it so that it is received by 11:59 p.m. (Eastern Time) on June 19, 2016;

•	By sending written notice of revocation to our General Counsel at 399 Park Avenue, 18th Floor, New York, New York 10022, which notice must be received by 5:00 p.m. (Eastern Time) on June 17, 2016;

•	By signing a later-dated proxy card and submitting it to our General Counsel at the address specified above so that it is received by 5:00 p.m. (Eastern Time) on June 17, 2016; or

•	By attending the meeting and voting your shares in person.

50 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS AND ANSWERS

WHAT HAPPENS IF ADDITIONAL MATTERS ARE PRESENTED AT THE 2016 ANNUAL MEETING?
We know of no other matters other than the items of business described in this Proxy Statement that can be considered at the 2016 Annual Meeting. If other matters requiring a vote do properly come before the 2016 Annual Meeting, the persons named as proxies will have the discretion to vote on those matters for you.
WHO WILL COUNT THE VOTES?
A representative of American Stock Transfer & Trust Company, LLC will be present at the meeting to count the votes and act as the inspector of election. We will publish the voting results in a filing with the SEC by the fourth business day after the 2016 Annual Meeting. American Stock Transfer & Trust Company, LLC has been instructed that the vote of each stockholder must be kept confidential and may not be disclosed, except as necessary to meet applicable legal requirements.
WHO PAYS THE COST OF THIS PROXY SOLICITATION?
We will pay the cost of preparing, assembling and mailing the proxy materials. We will also request banks, brokers and other holders of record to send the proxy materials to, and obtain proxies from, beneficial owners and will reimburse them for their reasonable expenses in doing so. In addition, we have hired MacKenzie Partners, Inc. to assist in the solicitation of proxies. We will pay MacKenzie Partners, Inc. a fee of $12,500, plus reasonable out-of-pocket expenses, for its proxy solicitation services.
IS THIS PROXY STATEMENT THE ONLY WAY THAT PROXIES ARE BEING SOLICITED?
Certain officers, directors, employees or other representatives of the Company may also solicit proxies by telephone, facsimile, e-mail or personal contact. They will not be specifically compensated for doing so.
ATTEND OUR ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Monday, June 20, 2016, at 11:00 a.m., Eastern Time
Location:	Lotte New York Palace Hotel
The Louis Salon
455 Madison Avenue
New York, New York 10022

Record Date:	May 9, 2016

51 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

OTHER INFORMATION

OTHER INFORMATION
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2017
Proposals received from stockholders in accordance with Rule 14a-8 under the Exchange Act are eligible for consideration for inclusion in the proxy statement for the 2017 annual meeting of stockholders if they are received by the General Counsel, in writing addressed to our principal executive office, on or before January 13, 2017.
Proposals received from stockholders submitted outside of Rule 14a-8 under the Exchange Act or for a director nomination must comply with the advance notice and other requirements set forth in our bylaws in order to be presented at an annual meeting. These requirements currently include, in part, the requirement that any such proposal or nomination must, with certain exceptions if the date of the 2017 annual meeting of stockholders is advanced or delayed more than 30 days from the first anniversary of the date of this year’s annual meeting, be submitted to the Secretary of the Company at our principal executive office at least 120 and not more than 150 days prior to the first anniversary of the date of this year’s Proxy Statement (or between January 13, 2017 and 5:00 p.m., Eastern Time, on December 14, 2016, based on the date of this year’s Proxy Statement of May 13, 2016).
SHAREHOLDER NOMINATIONS AND RECOMMENDATIONS OF POTENTIAL CANDIDATES
The Nominating and Corporate Governance Committee will consider written recommendations from stockholders of potential director candidates that have complied with the procedures for nominating directors set forth in our bylaws, as such may be amended from time to time. Such recommendations should be submitted to the Nominating and Corporate Governance Committee in care of our General Counsel at NorthStar Realty Finance Corp., 399 Park Avenue, 18th Floor, New York, New York 10022. Director recommendations submitted by stockholders must include, among other things, the following:

•	the name, age and business address of the individual(s) recommended for nomination;

•	the class, series and number of any shares of our stock that are beneficially owned by the individual(s) recommended for nomination;

•	the date such shares of our stock were acquired by the individual(s) recommended for nomination and the investment intent of such acquisition;

•
whether and the extent to which the individual(s) recommended for nomination or the nominating stockholder(s) have engaged in any hedging, derivative or similar transactions involving our securities, including our common stock, since our last annual meeting; and

•
all other information relating to such candidate that would be required to be disclosed pursuant to Regulation 14A under the Exchange Act, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected.

The foregoing is a summary only and you should refer to our bylaws for a full description of the procedures required to nominate a director. The Nominating and Corporate Governance Committee expects to use a similar process to evaluate candidates to our Board recommended by stockholders as the one it uses to evaluate candidates otherwise identified by the Nominating and Corporate Governance Committee.
ANNUAL REPORT
A copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2015 is being mailed with these proxy materials to stockholders entitled to vote at the annual meeting. In addition, a copy of our Annual Report on Form 10-K for the year ended December 31, 2015, will be sent to any stockholder without charge (except for exhibits, if requested, for which a reasonable fee will be charged), upon written request to: NorthStar Realty Finance Corp., 399 Park Avenue, 18th Floor, New York, New York 10022, Attn: General Counsel.
WHERE YOU CAN FIND MORE INFORMATION
We make available free of charge through our website at www.nrfc.com under the heading “Investor Relations—SEC Filings” the periodic reports and other information we file with the SEC, as required by the Exchange Act. Copies may also be accessed electronically by means of the SEC home page on the Internet, at www.sec.gov.
ELIMINATING DUPLICATE MAILINGS
If you share an address with one or more other stockholders, you may have received notification that you will receive only a single copy of the Annual Report for your entire household unless you or another stockholder at that address notifies our

____________________________________________________________________________________________________
52 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

OTHER INFORMATION

transfer agent that they wish to continue receiving individual copies. This practice, known as “householding,” is designed to reduce printing and mailing costs.
If you wish to receive free of charge a separate Annual Report this year or in the future, or if you are receiving multiple copies at your address and would like to enroll in “householding,” please contact American Stock Transfer & Trust Company, LLC, our transfer agent, at 1-800-937-5449. If you own your shares in “street name,” please contact your broker, bank, trustee or other intermediary to make your request.

53 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

OTHER INFORMATION

INCORPORATION BY REFERENCE
In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Audit Committee Report” and the “Compensation Committee Report” contained in this Proxy Statement specifically are not incorporated by reference into any other filings with the SEC. In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on or accessible through these websites is not part of this Proxy Statement. Further, in this Proxy Statement we make reference to NSAM’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended. This reference to NSAM’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended, is provided for informational purposes and is not incorporated in or part of this Proxy Statement.

54 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

APPENDIX A

APPENDIX A: THIRD AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN

NORTHSTAR REALTY FINANCE CORP.
THIRD AMENDED AND RESTATED
2004 OMNIBUS STOCK INCENTIVE PLAN

Section 1.	General Purpose of Plan.

The name of this plan is the NorthStar Realty Finance Corp. Third Amended and Restated 2004 Omnibus Stock Incentive Plan (the “Plan”). The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company’s success and to provide incentives to Participants (hereinafter defined) that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company. To accomplish the foregoing, the Plan provides that the Company may grant awards of Stock, Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, Cash-Based Awards and Other Awards (each as hereinafter defined).

Section 2.	Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:
(a)“Administrator” means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 below.

(b)“Award” means an award of Stock, Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, Cash-Based Award or Other Awards under the Plan.

(c)“Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.
(d)“Board” means the Board of Directors of the Company.

(e)“Cash-Based Award” means an Award entitling the recipient to receive a payment by the Company denominated in cash or equity interests of any of the Managed Companies and paid in the form of cash, equity interests of any of the Managed Companies, other property having an equivalent value and/or any combination of the foregoing.

(f)“Change in Control” of the Company shall be deemed to have occurred if an event set forth in any one of the following paragraphs (i)-(iv) shall have occurred:

(i)any Person is or becomes Beneficial Owner, directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the then outstanding securities of the Company, excluding: (A) any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (x) of paragraph (ii) below; (B) any Person who becomes such a Beneficial Owner through the issuance of such securities with respect to purchases made directly from the Company; and (C) NCIC or any of its majority-owned or controlled subsidiaries; or

(ii)the consummation of a merger or consolidation of the Company with any other corporation or the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding

A-1 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

APPENDIX A

immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the then outstanding securities of the Company; or

(iii)the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company; or

(iv)the consummation of the sale or disposition by the Company of all or substantially all of the assets of the Company.

(g)“Code” means the Internal Revenue Code of 1986, as amended from time-to-time, or any successor thereto.

(h)“Committee” means any committee the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of Non-Employee Directors. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

(i)“Company” means NorthStar Realty Finance Corp., a Maryland corporation (or any successor corporation).

(j)“Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.

(k)“Dividend Equivalent Right” means an Award entitling the Participant to receive credits based on cash dividends that would have been paid on the shares of Stock specified in the Dividend Equivalent Right (or other award to which it relates) if such shares had been issued to and held by the Participant.

(l)“Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 18.

(m)“Eligible Recipient” means an officer, director (including a Non-Employee Director), employee, co-employee, consultant or advisor of the Company or of any Parent, Subsidiary or joint venture affiliate of the Company, including, without limitation, any natural person who provides services to the Company or any Parent, Subsidiary or joint venture affiliate of the Company in such person’s capacity as an officer, director, employee, consultant or advisor of NSAM or any of its subsidiaries; provided that such person is eligible to receive Awards under an “employee benefit plan” of the Company as such term is defined in Rule 405 under the Securities Act. For the avoidance of doubt, consultants or advisors shall only be considered Eligible Recipients if they are natural persons, they provide bona fide services to the Company or any Parent, Subsidiary or joint venture affiliate of the Company and the services are not in connection with the offer or sale of securities in a capital raising transaction, and do not indirectly promote or maintain a market for the Company’s securities.

(n)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time-to-time.

(o)“Fair Market Value” means, as of any given date, the fair market value of a share of Stock as determined by the Administrator using any reasonable method and in good faith; provided that if shares of Stock are admitted to trading on a national securities exchange, the fair market value of a share of Stock on any date shall be the closing sale price reported for such share on the exchange on such date on which a sale was reported.

A-2 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

APPENDIX A

(p)“Free Standing Rights” has the meaning set forth in Section 8 hereof.

(q)“Free Standing Stock Appreciation Rights” has the meaning set forth in Section 8 hereof.

(r)“Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and shall include adoptive relationships of the Participant.

(s)“Incentive Stock Option” means any Stock Option intended to be designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(t)“Managed Companies” means any entity managed by the Company or one of its Subsidiaries with which the Company or one of its Subsidiaries may have entered into or may enter into management agreements.

(u)“Non-Employee Director” means a director of the Company who is not an employee of the Company who qualifies as a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and as an “outside director” as defined in Section 162(m) of the Code.

(v)“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such Stock Option is granted) that it will not be treated as an Incentive Stock Option.

(w)“NCIC” means NorthStar Capital Investment Corp., a Maryland corporation.

(x)“NRE” means NorthStar Realty Europe Corp., a Maryland corporation.

(y)“NSAM” means NorthStar Asset Management Group Inc., or its successor, an affiliate of which is the Company’s external manager and adviser.

(z)“Other Awards” means an award granted pursuant to Section 12 hereof.

(aa)“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

(bb)    “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority in Section 3 below, to receive an Award.

(cc)    “Performance-Based Award” means any Award of Restricted Stock, Restricted Stock Units, Cash-Based Award or Other Award granted to a Covered Employee that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code and the regulations promulgated thereunder.

(dd)    “Performance Criteria” means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for an individual for a Performance Cycle. The Performance Criteria (which shall be applicable to the organizational level or entity specified by the Administrator, including, but not limited to, the Company’s Parent, if any, the Company or a unit, division, group, or Subsidiary of the Company, any other identifiable portion of the operations of the Company and/or its Subsidiaries (e.g., same store property portfolios or portfolios of similar types of properties), any Managed Company or unit, division, group or subsidiary of a Managed Company or other identifiable portions of the operations of a Managed Company and/or its subsidiaries and/or any combination of the foregoing) that will be used to establish Performance Goals are limited to the following: total shareholder return; cash available for distribution; net operating income; capital raising for entities sponsored by the Company; earnings before interest, taxes, depreciation and amortization; net income (loss) (either before or after interest, taxes, depreciation and/or amortization or any other adjustment); changes in the market price of the Stock of the Company or stock of one of its Subsidiaries; funds from operations

A-3 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

APPENDIX A

or similar measures, including adjusted funds from operations and equity adjusted funds from operations; sales or revenue; acquisitions or strategic transactions; operating income (loss); cash flow (including, but not limited to, operating cash flow and free cash flow); return on capital, assets, equity, or investment; return on sales; liquidity; balance sheet liquidity; CDO liquidity; discounted payoff; non-listed REIT capital-raise; gross or net profit levels; productivity; expense; margins; operating efficiency; working capital; earnings (loss) per share of Stock of the Company or stock of one of its Subsidiaries; sales or market shares and assets under management; or any of these as adjusted, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group or index. The Administrator may appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during the applicable performance period: (i) asset write-downs or impairments, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reporting results, (iv) accruals for reorganizations and restructuring programs, (v) any non-recurring items, including those described in the Financial Accounting Standards Board’s authoritative guidance and/or in management’s discussion and analysis of financial condition of operations appearing the Company’s (or other applicable entity’s) annual report to stockholders for the applicable year, and (vi) any other extraordinary items adjusted from the Company U.S. GAAP results.

(ee)    “Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Criteria will be measured for the purpose of determining a grantee’s right to and the payment of an Award of Restricted Stock, Restricted Stock Units, Cash-Based Award or Other Award, the vesting and/or payment of which is subject to the attainment of one or more Performance Goals.

(ff)    “Performance Goals” means, for a Performance Cycle, the specific goals established in writing by the Administrator for a Performance Cycle based upon the Performance Criteria.

(gg)    “Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, other entity or “group” (as defined in the Exchange Act).

(hh)    “Plan” has the meaning set forth to it in Section 1 hereof.

(ii)    “Related Rights” has the meaning set forth in Section 8 hereof.

(jj)    “Related Stock Appreciation Rights” has the meaning set forth in Section 8 hereof.

(kk)    “Restricted Period” has the meaning set forth in Section 9 hereof.

(ll)    “Restricted Stock” means shares of Stock subject to certain restrictions granted pursuant to Section 9 below.

(mm)    “Restricted Stock Unit” means an Award of phantom stock units subject to certain restrictions granted pursuant to Section 10 below, which may be settled in Stock.

(nn)    “Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a transaction described in Section 5(b) below.

(oo)    “Securities Act” means the Securities Act of 1933, as amended.

(pp)    “Stock” means the common stock, par value $0.01 per share, of the Company.

(qq)    “Stock Appreciation Right” means the right pursuant to an award granted under Section 8 below to receive an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, over (B) the aggregate exercise price of such right or such portion thereof.

A-4 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

APPENDIX A

(rr)    “Stock Option” means an option to purchase shares of Stock granted pursuant to Section 7 below.
(ss)    “Subsidiary” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.

(tt)    “Unit” or “Units” means a unit or units of limited partnership interest in NorthStar Realty Finance Limited Partnership, a Delaware limited partnership and the entity through which the Company conducts a significant portion of its business.

Section 3.	Administration.

(a)The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act by the Board or, at the Board’s sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

(b)The Administrator shall have the power and authority to grant Stock, Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, Cash-Based Awards, Other Awards or any combination of the foregoing hereunder to Eligible Recipients pursuant to the terms of the Plan. In particular, but without limitation, the Administrator shall have the authority:
(i)to select those Eligible Recipients who shall be Participants;

(ii)to determine whether and to what extent Awards are to be granted hereunder to Participants;

(iii)to determine the number of shares of Stock to be covered by each Award granted hereunder;

(iv)to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder, including the waiver or modification of any such terms or conditions;

(v)to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards granted hereunder, including the waiver or modification of any such terms or conditions;

(vi)to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time-to-time deem advisable; and

(vii)to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any award certificates relating thereto) and to otherwise supervise the administration of the Plan.

(c)The Administrator may, in its absolute discretion, without amendment to the Plan: (i) accelerate the date on which any Stock Option or Stock Appreciation Right granted under the Plan becomes exercisable, waive or amend the operation of Plan provisions respecting exercise after termination of employment or otherwise adjust any of the terms of such Stock Option or Stock Appreciation Right; and (ii) accelerate the lapse of restrictions or waive any condition imposed hereunder, with respect to any share of Restricted Stock, Restricted Stock Unit or Other Award or otherwise adjust any of the terms applicable to any such Award; provided, however, that no action under this Section 3(c) shall adversely affect any outstanding Award without the consent of the holder thereof.

(d)All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee,

A-5 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

APPENDIX A

shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

Section 4.	Shares Reserved for Issuance Under the Plan.

The total number of shares of Stock reserved and available for issuance under the Plan shall be increased from 5,608,259 shares of Stock to 8,608,259 shares of Stock, subject to adjustment as provided in Section 5(a). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon settlement of an Award to cover tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Notwithstanding the foregoing, the following shares of Stock may not again be made available for issuance as awards under the Plan: (i) shares of Stock not issued or delivered as a result of the net settlement of an outstanding Stock Appreciation Right or Stock Option, (ii) shares of Stock used to pay the exercise price or withholding taxes related to an outstanding Stock Appreciation Right or Stock Option or (iii) shares of Stock repurchased on the open market with the proceeds of the exercise price. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 2,500,000 shares of Stock may be granted to any one individual Eligible Recipient during any one calendar year period. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

Section 5.	Equitable Adjustments; Sale Events

(a)Upon the occurrence of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock or other interests that are valued in whole or in part by reference to, or are otherwise calculated by reference to or based on, shares of Stock, the Administrator shall make appropriate equitable adjustments, which may include, without limitation, adjustments to: (i) the aggregate number of shares of Stock reserved for issuance under the Plan, the annual individual limit on grants of Stock Options or Stock Appreciation Rights pursuant to Section 4 and the maximum Award payable pursuant to Section 14(d); (ii) the kind, number and exercise price of outstanding Stock Options and Stock Appreciation Rights granted under the Plan; and (iii) the kind, number and purchase price of shares of Stock subject to outstanding awards of Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights and Other Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion. The Administrator shall also make appropriate equitable adjustments upon the occurrence of a merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Company, NSAM, NRE, the Managed Companies or any other entity that separates from any of the Company, NSAM, NRE or the Managed Companies via spin-off or other transaction as well as each entity that separates from an entity previously separated from the Company, NSAM, NRE or the Managed Companies via spin-off or other transaction, which may include, without limitation, adjustments to the performance goals for any Awards as they relate to the combined performance of the Company, NSAM, NRE, the Managed Companies or any other entity that separates from any of the Company, NSAM, NRE or the Managed Companies via spin-off or other transaction as well as each entity that separates from an entity previously separated from the Company, NSAM, NRE or the Managed Companies via spin-off or other transaction. In addition, the Administrator shall also (i) make appropriate equitable adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event and (ii) upon the occurrence of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, the Company, NSAM, NRE, the Managed Companies or any other entity that separates from any of the Company, NSAM, NRE or the Managed Companies via spin-off or other transaction as well as each entity that separates from an entity previously separated from the Company, NSAM, NRE or the Managed Companies via spin-off or other transaction, make appropriate adjustments to eliminate fractional shares resulting from such event. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. The adjustment by the Administrator shall be final, binding and conclusive.

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(b)Except as the Administrator may otherwise specify with respect to particular Awards in the relevant award certificate, in the case of and subject to the consummation of (1) a merger, share exchange, reorganization or consolidation or (2) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated Person, all Stock Options and Stock Appreciation Rights that are not exercisable immediately prior to the effective time of such transaction shall become fully exercisable as of the effective time of such transaction, all other Awards with time-based vesting, conditions or restrictions shall become fully vested and nonforfeitable as of the effective time of such transaction and all Awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in connection with such transaction in the Administrator’s discretion, unless, in any case, the parties to such transaction agree that Awards will be assumed or continued by the successor entity or new Awards of the successor entity or parent thereof will be substituted for such Awards with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. Upon the effective time of any such transaction, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with such transaction in the sole discretion of the parties thereto for the assumption or continuation of such Awards by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. In the event of such termination: (1) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the holders of Stock Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (2) each Participant shall be permitted, within a specified period of time prior to the consummation of such transaction as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such Participant. In connection with any such transaction in which the shares of Stock are exchanged for or converted into the right to receive cash, the parties to any such transaction may also provide that some or all outstanding Awards that would otherwise not be fully vested and exercisable in full after giving effect to the transaction will be converted (a “Converted Award”) into the right to receive the Sale Price multiplied by the number of shares subject to such Awards (net of the applicable exercise price), subject to any remaining vesting provisions relating to such Awards and the other terms and conditions of such transaction (such as indemnification obligations and purchase price adjustments) to the extent provided by the parties to such transaction.

Section 6.	Eligibility.

Eligible Recipients shall be eligible to be granted Stock, Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, Cash-Based Awards, Other Awards or any combination of the foregoing hereunder. The Participants under the Plan shall be selected from time-to-time by the Administrator, in its sole discretion, from among the Eligible Recipients, and the Administrator shall determine, in its sole discretion, the number of shares of Stock covered by each such Award.

Section 7.	Stock Options.

Stock Options may be granted alone or in addition to other Awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time-to-time approve, and the provisions of Stock Option awards need not be the same with respect to each Participant. Each participant who is granted a Stock Option shall receive an award certificate of the Stock Option, in such form as the Administrator shall determine, which shall set forth, among other things, the option price of the Stock Option, the term of the Stock Option and provisions regarding exercisability of the Stock Option granted thereunder.
The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.
The Administrator shall have the authority to grant to any officer or employee of the Company or of any Parent or Subsidiary (including directors who are also officers of the Company) Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation

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Rights). Directors who are not also employees or officers of the Company or of any Parent or Subsidiary, consultants or advisors to the Company or to any Parent or Subsidiary may only be granted Non-Qualified Stock Options (with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one Stock Option may be granted to the same Participant and be outstanding concurrently hereunder.
Stock Options granted under the Plan shall be subject to the following terms and conditions and to the award certificate evidencing each Award which shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:
(a)Option Price. The option exercise price per share of Stock underlying each Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not be less than 100% of the Fair Market Value of the Stock on such date (or with respect to Incentive Stock Options, 110% of the Fair Market Value per share on such date if, on such date, the Eligible Recipient owns, or is deemed to own under the Code, stock possessing more than ten percent (a “Ten Percent Owner”) of the total combined voting power of all classes of Stock).

(b)Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if the Eligible Recipient is a Ten Percent Owner, an Incentive Stock Option may not be exercisable after the expiration of five years from the date such Incentive Stock Option is granted.

(c)Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after the time of grant; provided, however, that no action following the time of grant shall adversely affect any outstanding Stock Option without the consent of the holder thereof. The Administrator may provide at the time of grant, in its sole discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine, in its sole discretion, including but not limited to in connection with any Change in Control of the Company.

(d)Method of Exercise. Subject to Section 7(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made: (i) by certified or bank check or other instrument acceptable to the Administrator; (ii) in the form of unrestricted Stock already owned by the Participant which has a Fair Market Value on the date of surrender equal to the aggregate option price of the Stock as to which such Stock Option shall be exercised and subject to such other terms and conditions as the Administrator may provide, provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant; (iii) by the Participant delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the Participant chooses to pay the purchase price as so provided, the Participant and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) with respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; (v) any other form of consideration approved by the Administrator and permitted by applicable law; or (vi) any combination of the foregoing.

(e)Rights as Stockholder. A Participant shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the Stock Option only after the Participant has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (b) of Section 17 below.

(f)Termination of Employment or Service. In the event that a Participant ceases to be employed by or to provide services to any of the Company, any Parent or any Subsidiary, any outstanding Stock

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Options previously granted to such Participant shall be exercisable at such time or times and subject to such terms and conditions as set forth in the award certificate governing such Awards. Unless otherwise provided in the award certificate, Stock Options granted to such Participant, to the extent they were not vested and exercisable at the time of such termination, shall expire on the date of such termination.

(g)Annual Limit on Incentive Stock Options. In addition to the limitation applicable to Stock Options in Section 4 above, to the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to a Participant under this Plan and all other option plans of the Company or of any Parent or Subsidiary become exercisable for the first time by the Participant during any calendar year exceeds $100,000 (as determined in accordance with Section 422(d) of the Code), the portion of such Incentive Stock Options in excess of $100,000 shall be treated as Non-Qualified Stock Options.

Section 8.	Stock Appreciation Rights.

Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Stock Option granted under the Plan (“Related Rights”). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made; the number of shares of Stock to be awarded, the exercise price and all other conditions of Stock Appreciation Rights. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant.
Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions and to the award certificate evidencing such Award which shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:
(a)Awards. Participants who are granted Stock Appreciation Rights shall have no rights as stockholders of the Company with respect to the grant or exercise of such rights.

(b)    Exercisability.

(i)Stock Appreciation Rights that are Free Standing Rights (“Free Standing Stock Appreciation Rights”) shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

(ii)Stock Appreciation Rights that are Related Rights (“Related Stock Appreciation Rights”) shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this Section 8 of the Plan; provided, however, that a Related Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the option price of such Stock Option.

(c)    Payment Upon Exercise.

(i)    Upon the exercise of a Free Standing Stock Appreciation Right, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock in respect of which the Free Standing Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

(ii)    A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Participant shall be

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entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

(d)    Termination of Employment or Service.

(i)    In the event that a Participant ceases to be employed by or to provide services to any of the Company, any Parent or any Subsidiary, any outstanding Stock Appreciation Rights previously granted to such Participant shall be exercisable at such time or times and subject to such terms and conditions as set forth in the award certificate governing such Awards. Unless otherwise provided in the award certificate, Stock Appreciation Rights granted to such Participant, to the extent they were not vested and exercisable at the time of such termination, shall expire on the date of such termination.

(ii)    In the event of the termination of employment or service of a Participant who has been granted one or more Related Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as applicable to the related Stock Options.

(e)    Term.

(i)    The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

(ii)    The term of each Related Stock Appreciation Right shall be the term of the Stock Option to which it relates, but no Related Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

Section 9.	Restricted Stock.

Awards of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan and shall be evidenced by an award certificate. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Stock awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Stock; the Restricted Period (as defined in Section 9 (c)) applicable to Restricted Stock awards; and all other conditions applicable to Restricted Stock awards. The provisions of the awards of Restricted Stock need not be the same with respect to each Participant.
(a)Purchase Price. The price per share, if any, that a Participant must pay for shares purchasable under an award of Restricted Stock shall be determined by the Administrator in its sole discretion at the time of grant.

(b)Awards and Certificates. If such Restricted Stock is certificated, each Participant who is granted an award of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, which certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award; provided that the Company may require that the stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered a stock power, endorsed in blank, relating to the shares covered by such Award. Uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such shares of Restricted Stock are vested.

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(c)Nontransferability; Restrictions. The Restricted Stock awards granted pursuant to this Section 9 shall be subject to the restrictions on transferability set forth in this Section 9(c) and Section 17(c) during such period as may be set by the Administrator in the award certificate (the “Restricted Period”); provided that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine in its sole discretion. The Administrator may also impose such other restrictions and conditions, including the achievement of pre-established corporate performance goals on awarded Restricted Stock as it deems appropriate. Any attempt to dispose of any Restricted Shares in contravention of any such restrictions shall be null and void and without effect.

(d)Rights as a Stockholder. Except as provided in Section 9(b) or as otherwise provided in an award certificate, the Participant shall possess all incidents of ownership with respect to shares of Restricted Stock during the Restricted Period, including the right to receive dividends with respect to such shares and to vote such shares. If certificated, certificates for unrestricted shares of Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such awards of Restricted Stock except as the Administrator, in its sole discretion, shall otherwise determine.

(e)Termination of Employment. In the event that a Participant ceases to be employed by or to provide services to any of the Company, any Parent or any Subsidiary during the Restricted Period, any rights pursuant to any Award of Restricted Stock previously granted to such Participant shall be subject to such terms and conditions as set forth in the award certificate governing such Awards. Unless otherwise provided in the award certificate, the Restricted Stock awards granted to such Participant, to the extent that restrictions have not lapsed or applicable conditions have not been met at the time of such cessation of employment or provision of services, shall expire on the date of such termination.

Section 10.	Restricted Stock Units.

(a)Nature of Restricted Stock Units. The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. Each grant of Restricted Stock Units shall be evidenced by an award certificate. The terms and conditions of each such grant of Restricted Stock Units shall be determined by the Administrator and such terms and conditions may differ among individual Awards and Participants. At the time and upon the terms and conditions set forth in the award certificate with respect to Restricted Stock Units, the Restricted Stock Units shall be settled in the form of shares of Stock; provided that, to the extent permitted in the award certificate, the Restricted Stock Units may be settled in cash or such other consideration as may be specified in such award certificate. To the extent that an award of Restricted Stock Units is subject to Section 409A of the Code, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A of the Code.

(b)Election to Receive Restricted Stock Units in Lieu of Compensation. The Administrator may, in its sole discretion, permit a Participant to elect to receive a portion of future cash compensation otherwise due to such Participant in the form of an award of Restricted Stock Units. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A of the Code and such other rules and procedures established by the Administrator. Any such future cash compensation that the Participant elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the Participant if such payment had not been deferred as provided herein. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested, unless otherwise provided in the applicable award certificate.

(c)Rights as a Stockholder. A Participant shall have the rights as a stockholder only as to shares of Stock acquired by the Participant upon settlement of Restricted Stock Units; provided, however, that the Participant may be credited with Dividend Equivalent Rights with respect to the stock units underlying his Restricted Stock Units, subject to such terms and conditions as the Administrator may determine.

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Section 11.	Dividend Equivalent Rights

(a)Dividend Equivalent Rights. A Dividend Equivalent Right may be granted hereunder to any Eligible Recipient as a component of an Award or as a freestanding award. The terms and conditions of Dividend Equivalent Rights shall be specified in an award certificate with respect to the Award. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Stock, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date of reinvestment or such other price as may then apply under a dividend reinvestment plan sponsored by the Company, if any, as specified in the applicable Award. The Administrator may provide that Dividend Equivalent Rights may be settled in cash or shares of Stock or a combination thereof, in a single installment or installments. A Dividend Equivalent Right granted as a component of an Award may provide that such Dividend Equivalent Right shall be settled upon settlement or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of an Award may also contain terms and conditions different from such other Award.

(b)Termination. Except as may otherwise be provided by the Administrator either in the applicable award certificate or, subject to Section 15 below, in writing after the Award is issued, a Participant’s rights in all Dividend Equivalent Rights granted as a component of an Award that has not vested shall automatically terminate upon the Participant’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

Section 12.	Other Awards.

(a)Nature of Other Awards. Other forms of Awards (“Other Awards”) that may be granted under the Plan include Awards that are valued in whole or in part by reference to, or are otherwise calculated by reference to or based on, shares of Stock, including without limitation: (i) Units; (ii) convertible preferred stock, convertible debentures and other convertible, exchangeable or redeemable securities or equity interests (including Units); (iii) membership interests in a Subsidiary or operating partnership; and (iv) Awards valued by reference to book value, fair value or performance parameters relative to the Company or any Subsidiary or group of Subsidiaries. For purposes of calculating the number of shares of Stock underlying an Other Award relative to the total number of shares of Stock reserved and available for issuance under Section 4, the Administrator shall establish in good faith the maximum number of shares of Stock to which a grantee of such Other Award may be entitled upon fulfillment of all applicable conditions set forth in the relevant Award documentation, including vesting, accretion factors, conversion ratios, exchange ratios and the like. If and when any such conditions are no longer capable of being met, in whole or in part, the number of shares of Stock underlying such Other Award shall be reduced accordingly by the Administrator and the related shares of Stock shall be added back to the shares of Stock available for issuance under the Plan. Other Awards may be issued either alone or in addition to other Awards granted under the Plan and shall be evidenced by an Award certificate. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Other Awards shall be made; the number of shares of Stock or Units to be awarded; the price, if any, to be paid by the Participant for the acquisition of Other Awards; and the restrictions and conditions applicable to Other Awards. Conditions may be based on continuing employment (or other service relationship), computation of financial metrics and/or achievement of pre-established performance goals and objectives. The Administrator may require that Other Awards be held through a limited partnership or a similar “look-through” entity and the Administrator may require such limited partnership or similar entity to impose restrictions on its partners or other beneficial owners that are not inconsistent with the provisions of this Section 12. The provisions of the grant of Other Awards need not be the same with respect to each Participant.

(b)Rights as Stockholder. Until such time as an Other Award is actually converted into, exchanged for, or paid out in shares of Stock, a Participant shall have no rights as a holder of Stock.

(c)Termination of Employment or Service. In the event that a Participant ceases to be employed by or to provide services to the Company, any Parent, or any Subsidiary, any outstanding Other Awards previously granted to such Participant shall be subject to such terms and conditions as set forth in the Award certificate governing such Other Awards. Except as may otherwise be provided by the Administrator either in the

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Award certificate, or subject to Section 15 below, in writing after the Award certificate is issued, a Participant’s rights in all Other Awards that have not vested shall automatically terminate upon the Participant’s termination of employment (or cessation of service relationship) with the Company, its Parents and its Subsidiaries for any reason.

Section 13.	Cash-Based Awards.

The Administrator may grant Cash-Based Awards under the Plan. A Cash-Based Award is an Award that entitles the Participant to a payment by the Company denominated in cash or equity interests of any of the Managed Companies and paid in the form of cash, equity interests of any of the Managed Companies, other property having an equivalent value and/or any combination of the foregoing, upon the attainment of specified Performance Goals. The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash or other property to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine. Each Cash-Based Award shall specify a payment amount, formula or payment ranges as determined by the Administrator. Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash, equity interests of any of the Managed Companies, other property having an equivalent value and/or any combination of the foregoing, as applicable.

Section 14.	Performance Based Awards to Covered Employees

(a)Performance-Based Awards. The Administrator may grant one or more Performance-Based Awards in the form of Restricted Stock, Restricted Stock Units, Other Awards or Cash-Based Awards payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. The Administrator shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for any Performance Cycle. Depending on the Performance Criteria used to establish such Performance Goals. Each Performance-Based Award shall comply with the provisions set forth below.

(b)Grant of Performance-Based Awards. With respect to each Performance-Based Award granted to a Covered Employee, the Administrator shall select, within the first ninety (90) days of a Performance Cycle (or if the Performance Cycle is other than one year, within the maximum period allowed under Section 162(m) of the Code) the Performance Criteria for such grant, and the Performance Goals with respect to each Performance Criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-Based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The Performance Criteria established by the Administrator may be (but need not be) different for each Performance Cycle and different Performance Goals may be applicable to Performance-Based Awards to different Covered Employees.

(c)Payment of Performance-Based Awards. Following the completion of a Performance Cycle, the Administrator shall meet to review and certify in writing whether, and to what extent, the Performance Goals for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-Based Awards earned for the Performance Cycle. The Administrator shall then determine the actual size of each Covered Employee’s Performance-Based Award.

(d)Maximum Award Payable. The maximum Performance-Based Award payable to any one Covered Employee under the Plan for a Performance Cycle is 2,500,000 shares of Stock (subject to adjustment as provided in Section 5(a) hereof) or $100,000,000 (or an equivalent amount of equity interests of any of the Managed Companies or other property valued in the manner as determined by the Administrator) in the case of a Performance-Based Award that is a Cash-Based Award.

Section 15.	Amendment and Termination.

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful

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purpose, but no such action shall adversely affect rights under any outstanding Award without the Participant’s consent. Except as provided in Section 5, in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or cancel, exchange, substitute, buyout or surrender outstanding Stock Options or Stock Appreciation Rights in exchange for cash, other awards or Stock Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Stock Options or Stock Appreciation Rights without shareholder approval. The Board, in its discretion, may determine to make any Plan amendments subject to approval by the Company’s stockholders for purposes of complying with applicable stock exchange requirements, ensuring that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code or ensuring that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code. Nothing in this Section 15 shall limit the Administrator’s authority to take any action permitted pursuant to Section 5.

Section 16.	Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 17.	General Provisions.

(a)Securities Laws Compliance. Shares of Stock shall not be issued pursuant to the exercise or settlement of any Award granted hereunder unless the exercise or settlement of such Award and the issuance and delivery of such shares of Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act and the Exchange Act. Stock Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policy and procedures, as in effect from time-to-time.

(b)Delivery of Stock. Certificated Stock granted under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed certificates evidencing such Stock in the United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a transfer agent of the Company shall have given to the Participant by electronic mail (with proof of receipt) or by United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records). Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or advisable), that the issuance and delivery of such Stock is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded. All Stock delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations or requirements. The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)Transferability of Awards.

(i)Transferability. Except as provided in Section 17(c)(ii) below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant or by the Participant’s legal representative or guardian in the event of the Participant’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a Participant other than by will or by the laws of descent and distribution or pursuant to a domestic relations order. No Awards shall be subject, in

A-14 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

APPENDIX A

whole or in part, to attachment, execution or levy of any kind and any purported transfer in violation hereof shall be null and void.
(ii)Administrator Action. Notwithstanding Section 17(c)(i), the Administrator, in its discretion, may provide either in the award certificate regarding a given Award or by subsequent written approval that the Participant (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options or Restricted Stock Units) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award. In no event may an Award be transferred by a Participant for value.

(iii)Family Member. For purposes of Section 17(c)(ii), “immediate family member” shall mean a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant of the Participant), a trust in which these persons (or the Participant) have more than fifty percent (50%) of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets and any other entity in which these persons (or the Participant) own more than fifty percent (50%) of the voting interests.

(iv)Designation of Beneficiary. Each Participant to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the Participant’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased Participant or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant’s estate.

(d)Company Actions; No Right to Employment. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is necessary and desirable; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or any Parent or Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment or service of any of its Eligible Recipients at any time.

(e)Payment of Taxes. Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of the Participant for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator regarding payment of any federal, state or local taxes of any kind required by law to be withheld with respect to such Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Subject to approval by the Administrator, a Participant may elect to have the minimum tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due. The Administrator may also require Awards to be subject to mandatory share withholding up to the required withholding amount. Notwithstanding anything to the contrary in the foregoing, the Company may withhold shares in excess of the applicable minimum withholding taxes if doing so would not cause the Plan to be subject to liability accounting under FASB ASC 718 (or any successor rule). For purposes of share withholding, the Fair Market Value of withheld shares shall be determined in the same manner as the value of Stock includible in income of the Participants.

Section 18.	Effective Date of Plan.

This amended and restated Plan shall become effective upon stockholder approval in accordance with applicable state law, the Company’s bylaws and articles of incorporation and applicable stock exchange rules. No grants of Stock Options and other Awards may be made hereunder after the tenth anniversary of the

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APPENDIX A

Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth anniversary of the date the amended and restated Plan is approved by the Board.

Section 19.	Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date but Awards theretofore granted may extend beyond that date.

Section 20.	Governing Law.

The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof.
DATE APPROVED BY BOARD OF DIRECTORS:        April 27, 2016

DATE APPROVED BY STOCKHOLDERS:            _____________, 2016

A-16 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

APPENDIX B

APPENDIX B: FORM OF PROXY

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 20, 2016

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APPENDIX B

0

PROXY

NORTHSTAR REALTY FINANCE CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NORTHSTAR REALTY FINANCE CORP.

The undersigned stockholder of NorthStar Realty Finance Corp., a Maryland corporation (the "Company"), hereby appoints Jonathan A. Langer and Ronald J. Lieberman, and each of them, as proxies for the undersigned, each with the full power of substitution, and hereby authorizes them to attend the Annual Meeting of Stockholders of the Company to be held on June 20, 2016 at 11:00 a.m., Eastern time, at the Lotte New York Palace Hotel, The Louis Salon, 455 Madison Avenue, New York, New York 10022, and any postponements or adjournments thereof, to vote all of the shares of common stock of the Company, which the undersigned would have if personally present thereat. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed on the reverse side. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for director listed in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. The Board of Directors of the Company recommends a vote "for" each nominee for director in Proposal 1 and "for" Proposal 2, Proposal 3 and Proposal 4.

(Continued and to be signed on the reverse side)

1.1 14475

B-2 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT

APPENDIX B

ANNUAL MEETING OF STOCKHOLDERS OF

NORTHSTAR REALTY FINANCE CORP.

June 20, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, annual report, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/20412/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach and mail in the envelope provided.

20630303000000001000 3 062016

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3 AND "FOR" PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

Proposal 1. Election of individuals nominated by our Board of Directors to serve on our Board of Directors until the 2017 annual meeting of stockholders and until their successors are duly elected and qualified.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box to the right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
Proposal 2. Adoption of a resolution approving, on a non-binding, advisory basis, named executive officer compensation as more particularly described in the accompanying proxy statement.	☐	☐	☐
Proposal 3. Ratification of the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐
Proposal 4. Approval of an amendment and restatement of the Company's 2004 Stock Incentive Plan to increase the number of shares available under the plan as more particularly described in the accompanying proxy statement.	☐	☐	☐

Proposal 5. To vote and otherwise represent the undersigned on any other matter that properly comes before the meeting or any adjournment or postponement thereof in the discretion of the proxy holder.

This proxy when properly executed will be voted in the manner directed above. If this proxy is executed but no instruction is given, this proxy will be voted "FOR" all nominees listed in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4. The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting or any postponement or adjournment thereof.

The undersigned hereby acknowledges receipt of NorthStar Realty Finance Corp.'s Annual Report to Stockholders for the fiscal year ended December 31, 2015 and the accompanying Notice of Annual Meeting and Proxy Statement, the terms of each of which are incorporated by reference, and hereby revokes any proxy or proxies heretofore given with respect to the matters set forth above.

CHECK HERE ONLY IF YOU PLAN TO ATTEND THE MEETING IN PERSON. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: This proxy must be signed exactly as the name appears on the records of the Company. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a company, partnership or other entity, please sign full company, partnership or other entity name by a duly authorized officer or partner, giving full title as such under signature.

B-3 NORTHSTAR REALTY FINANCE CORP 2016 PROXY STATEMENT